As filed with the Securities and Exchange Commission on October 22, 2008

Securities Act Registration No. 333-148638

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

Registration Statement under the Securities Act of 1933

Pre-Effective Amendment No.  3

Post-Effective Amendment No. ☐

BlackRock Kelso Capital Corporation

(Exact name of Registrant as specified in its charter)

40 East 52nd Street

New York, NY 10022

(Address of Principal Executive Offices)

(212) 810-5800

(Registrant’s Telephone Number, Including Area Code)

James R. Maher

Michael B. Lazar

BlackRock Kelso Capital Corporation

40 East 52nd Street

New York, NY 10022

(Name and Address of Agent for Service)

Copies to:

Stacy J. Kanter, Esq.

Michael K. Hoffman, Esq.

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box):

☒	when declared effective pursuant to section 8(c).

If appropriate, check the following box:

☐	This [post-effective amendment] designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(7)
Common Stock, $0.001 par value(2)		$	$	$
Preferred Stock, $0.001 par value(2)
Warrants(3)
Subscription Rights(4)
Debt Securities(5)
Total			$1,000,000,000(6)	$39,300

(1)	Estimated pursuant to Rule 457 solely for the purposes of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.
(2)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of shares of common stock or preferred stock as may be sold, from time to time.
(3)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of warrants as may be sold, from time to time, representing rights to purchase common stock, preferred stock or debt securities.
(4)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of subscription rights as may be sold, from time to time, representing rights to purchase common stock.
(5)	Subject to Note 6 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $1,000,000,000.
(6)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $1,000,000,000.
(7)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

Subject to Completion

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

PRELIMINARY PROSPECTUS

October 22, 2008

$1,000,000,000

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

We are an externally-managed, non-diversified closed-end management investment company. We have elected to be regulated as a business development company under the Investment Company Act of 1940.

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in middle-market companies in the form of senior and junior secured and unsecured debt securities and loans, each of which may include an equity component, and by making direct preferred, common and other equity investments in such companies. We fund a portion of our investments with borrowed money, a practice commonly known as leverage. We can offer no assurances that we will continue to achieve our objective.

We are managed by BlackRock Kelso Capital Advisors LLC. BlackRock Financial Management, Inc. serves as our administrator.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $1,000,000,000 of our common stock, preferred stock, debt securities, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities and subscription rights, which we refer to, collectively, as the “securities”. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our independent directors, or (3) under such circumstances as the Securities and Exchange Commission, or the SEC, may permit. Pursuant to existing stockholder and board of director approval, until May 2009 we are permitted to issue our common stock in an offering described in this prospectus at a price per share equal to 95% or greater of our net asset value.

Our common stock is quoted on The NASDAQ Global Select Market under the symbol “BKCC”. The last reported closing price for our common stock on October 21, 2008 was $9.14 per share.

This prospectus, and the accompanying prospectus supplement, if any, contains important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 40 East 52nd Street, New York, NY 10022 or by telephone at (212) 810-5800 or on our website at www.blackrockkelso.com/Investor Relations. The SEC also maintains a website at www.sec.gov that contains such information free of charge.

Investing in our securities involves a high degree of risk, including the risk of the use of leverage. Before investing in our securities, you should read the discussion of the material risks of investing in the Company in “Risks” beginning on page 11.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

Prospectus dated                     , 2008

You should rely only on the information contained in this prospectus and the accompanying prospectus supplement, if any. We have not authorized anyone to provide you with additional information, or information different from that contained in this prospectus and the accompanying prospectus supplement, if any. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. The information contained in or incorporated by reference in this prospectus and the accompanying prospectus supplement, if any, is accurate only as of the date of this prospectus or such prospectus supplement. We will update these documents to reflect material changes as required by law. Our business, financial condition, results of operations and prospects may have changed since then.

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $1,000,000,000 of our common stock, preferred stock, debt securities, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities and subscription rights on the terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the headings “Additional Information” and “Risks ” before you make an investment decision.

ii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus and the accompanying prospectus supplement, if any, carefully, including “Risks.” Throughout this prospectus, we refer to BlackRock Kelso Capital Corporation as the “Company,” “BlackRock Kelso,” “we,” “us” or “our.”

The Company

We provide middle-market companies with flexible financing solutions, including senior and junior secured, unsecured and subordinated debt securities and loans, and equity securities. Our strategy is to provide capital to meet our clients’ current and future needs across this spectrum, creating long-term partnerships with growing middle-market companies.

We are organized as an externally-managed, non-diversified closed-end management investment company. We have elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, which we refer to as the 1940 Act. In addition, for tax purposes we intend to continue to qualify as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, which we refer to as the Code.

Our investment objective is to generate both current income and capital appreciation through our debt and equity investments. We invest primarily in middle-market companies and target investments throughout the capital structure that we believe provide an attractive risk-adjusted return. The term “middle-market” refers to companies with annual revenues typically between $50 million and $1 billion. Our targeted investment typically ranges between $10 million and $50 million, although the investment sizes may be more or less than the targeted range and the size of our investments may grow with our capital availability. We generally seek to invest in companies that operate in a broad variety of industries and that generate positive cash flows.

Although most of our investments are in senior and junior secured, unsecured and subordinated loans to U.S. private middle-market companies, we invest throughout the capital structure, which may include common and preferred equity, options and warrants, credit derivatives, high-yield bonds, distressed debt and other structured securities. We may from time-to-time invest up to 30% of our assets opportunistically in other types of investments, including securities of public companies, foreign securities and real estate related assets.

The senior and junior secured loans in which we invest generally have stated terms of three to ten years and the subordinated debt investments we make generally have stated terms of up to ten years, but the expected average life of such senior and junior secured loans and subordinated debt is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. The debt that we invest in typically is not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service or lower than “BBB-” by Standard & Poor’s Corporation). We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

We commenced operations on July 25, 2005, and completed our initial public offering on July 2, 2007. Since the commencement of our operations, the team of investment professionals of BlackRock Kelso Capital Advisors LLC (the “Advisor” or “BlackRock Kelso Capital Advisors”), including our senior management, has evaluated more than 1,200 investment opportunities and completed more than 100 investments on our behalf, aggregating over $1.7 billion in capital provided to middle-market companies through June 30, 2008.

At June 30, 2008, our portfolio included investments in 64 portfolio companies with a total value of $1.15 billion. The weighted average yield of the debt and income producing equity securities in our portfolio was approximately 11.3% at June 30, 2008. Our largest portfolio company investment by value was approximately

$49.8 million and our five largest portfolio company investments by value comprised approximately 18% of our portfolio at June 30, 2008. The following table provides selected financial information as of and for the periods ended June 30, 2008 and 2007 and December 31, 2007, 2006 and 2005.

(Dollars in thousands, except per share data)	Six months ended June 30, 2008	Six months ended June 30, 2007	Year ended December 31, 2007	Year ended December 31, 2006	Period from July 25, 2005* to December 31, 2005
	(unaudited)
Net Investment Income	$46,478	$31,373	$75,846	$39,892	$6,203
Net Realized and Unrealized Gain (Loss)	(74,092)	(1,721)	(59,626)	1,662	241
Net Increase (Decrease) in Net Assets Resulting from Operations	(27,614)	29,652	16,219	41,555	6,444
Dividends Per Share	0.86	0.84	1.69	1.15	0.20
Net Asset Value Per Common Share at Period End	12.31	14.88	13.78	14.93	14.95
Market Price Per Common Share at Period End(1)	9.46	14.75	15.28	—	—
Net Asset Value at Period End	672,186	761,180	728,192	561,800	528,705
Total Assets at Period End	1,172,424	1,261,519	1,121,821	766,259	542,226
Total Investment Portfolio at Period End(2)	1,154,144	1,085,803	1,103,349	757,331	539,409
Total Return(3)	(2.9%)	5.3%	3.4%	7.8%	1.0%
Yield on Long-Term Investments at Period End(4)	11.3%	12.5%	12.4%	12.5%	10.7%

*	Inception of operations.

(1)	The Company’s common stock commenced trading on The NASDAQ Global Select Market on June 27, 2007. There was no established public trading market for the stock prior to that date.

(2)	Including cash, cash equivalents and foreign currency.

(3)	Total return is based on the change in net asset value per common share during the period. The total returns for the six months ended June 30, 2008 and for the period June 26, 2007 through December 31, 2007 based on the change in market price per share during such periods were (32.7%) and 1.2%, respectively. Total return calculations take into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan and do not reflect brokerage commissions. Total return is not annualized.

(4)	Yield on long-term investments at period end represents the weighted average yield on the debt and income producing equity securities in the Company’s portfolio. Yields are computed using interest rates and dividend yields at period end and include amortization of loan origination and other upfront fees, original issue discount and market premium or discount, weighted by the amortized cost of the respective investment. Yields exclude common equity investments, preferred equity investments with no stated dividend rate, short-term investments, cash, cash equivalents and foreign currency.

BlackRock Kelso Capital Advisors

Our investment activities are managed by the Advisor. The Advisor is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. The Advisor is led by James R. Maher, Chairman and Chief Executive Officer of the Company and the Advisor, and Michael B. Lazar,

Chief Operating Officer of the Company and the Advisor. They are supported by the Advisor’s team of employees, including 15 investment professionals who have extensive experience in commercial lending, investment banking, accounting, corporate law and private equity investing.

The Advisor has an investment committee comprised of 12 members, including Messrs. Maher and Lazar and several senior executives of BlackRock, Inc. (“BlackRock”) and several of the principals of Kelso & Company, L.P. (the “Kelso Principals”). The investment committee is responsible for approving our investments. We benefit from the extensive and varied relevant experience of the BlackRock executives and the Kelso Principals serving on the Advisor’s investment committee. Many of the BlackRock senior executives and the Kelso Principals who are members of the investment committee have worked together in a similar capacity since 1998.

Since BlackRock’s founding in 1988 primarily as an institutional fixed income manager, BlackRock has become a premier provider of global investment management, risk management and advisory services to institutional and retail clients. As of September 30, 2008, the assets under management of BlackRock were over $1.2 trillion.

The Kelso Principals have an average tenure of at least fifteen years at Kelso & Company, L.P. (“Kelso”). Kelso is a leading private equity firm and since 1980 has invested over $4.9 billion of private equity capital, primarily in middle-market companies across a broad range of industries and through different economic and interest rate environments. Through our relationship with the Kelso Principals, we have access to these management teams who can provide unique insight into the industries in which they operate. Although the Kelso Principals who serve on the investment committee bring the benefit of the expertise they have gained at Kelso and elsewhere, Kelso as an organization does not participate in the activities of the Advisor or advise us.

Administration

BlackRock, through its subsidiary, BlackRock Financial Management, Inc. (the “Administrator”), serves as our administrator and leases office space to us and provides us with equipment and office services. BlackRock oversees our financial records, assists in the preparation of reports to our stockholders and reports filed with the United States Securities and Exchange Commission, or the SEC, and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Market Opportunity

We believe the environment for investing in middle-market companies is attractive for several reasons, including:

Middle-market companies have faced increasing difficulty in accessing the capital markets. While many middle-market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult in recent years as institutional investors have sought to invest in larger, more liquid offerings.

There is a large pool of uninvested private equity capital likely to seek additional capital to support private investments. We believe there is a large pool of uninvested private equity capital available to middle-market companies. We expect that private equity firms will be active investors in middle-market companies and that these private equity firms will seek to supplement their investments with senior and junior debt securities and loans and equity co-investments from other sources, such as us.

Middle-market companies are increasingly seeking private sources for debt and equity capital. We believe that many middle-market companies prefer to execute transactions with private capital providers such as us, rather than execute high-yield bond or equity transactions in the public markets, which may necessitate increased financial and regulatory compliance and reporting obligations.

Consolidation among commercial banks has reduced the focus on middle-market business. We believe that many senior lenders have de-emphasized their service and product offerings to middle-market companies in favor of lending to large corporate clients, managing capital markets transactions and providing other non-credit services to their customers.

Recent disruptions within the credit markets generally have brought a reduction in competition and a more lender-friendly environment. Current credit market dislocation has caused many of the alternative methods of obtaining middle-market debt financing to significantly decrease in scope and availability while demand for financings has remained robust. We believe we are able to structure investments with lower leverage, better terms, higher yields, and longer duration than was typical before the recent market correction.

Competitive Advantages

We believe we possess the following competitive advantages over many other capital providers to middle-market companies:

Demonstrated ability to deploy capital consistent with our investment policies. Since inception, we have invested in excess of $1.7 billion across more than 100 portfolio companies with more than 65 financial sponsors and have a portfolio yield of approximately 11.3% as of June 30, 2008. In 2007, we invested approximately $711 million of gross assets in new and existing portfolio companies.

Proven transaction sourcing strategy. Since the Advisor’s inception of operations, it has sourced and reviewed more than 1,200 potential investments and has a proven process through which it has invested in excess of $1.7 billion on our behalf through June 30, 2008. The Advisor identifies potential investments through its active transaction origination efforts. The origination efforts include calling on financial institutions such as investment banks, commercial banks, specialty finance companies and private equity firms, as well as on advisory firms, trade associations and the owners and managers of middle-market companies with whom its investment professionals and investment committee members have relationships. In addition to its investment professionals, senior members of the Advisor’s investment committee have relationships with a large and diverse group of financial intermediaries. We expect that our ability to leverage these relationships will continue to result in the referral of investment opportunities to us and provide us with a competitive advantage.

Access to BlackRock and Kelso Principals’ broad investing capabilities. Our Advisor’s relationship with BlackRock and the Kelso Principals provides access to extensive expertise across asset classes. The Advisor’s investment committee and its team of dedicated investment professionals have had extensive experience in fixed-income, public equity and private equity investing.

Highly experienced investment committee. Our investment activities are carried out by BlackRock Kelso Capital Advisors and led by James R. Maher and Michael B. Lazar with guidance from the Advisor’s investment committee. The investment committee is comprised of senior members of BlackRock and the Kelso Principals, including BlackRock’s Chief Executive Officer and two other members of its Management Committee. These investment committee members are supported by a team of seasoned investment professionals of the Advisor who possess a broad range of transaction, financial, managerial and investment skills.

Disciplined investment process with focus on preservation of capital. In making investment decisions, the Advisor employs a disciplined and selective review process that focuses on, among other things, a thorough analysis of the underlying issuer’s business and the performance drivers of that business, as well as an assessment of the legal and economic features of each particular investment.

Cost-effective and high quality infrastructure. We benefit from the existing infrastructure and administrative capabilities of BlackRock. BlackRock serves as our administrator and provides us with office space, equipment and office services. Our relationship with BlackRock grants us access to BlackRock’s fund administration platform which we believe provides higher quality service and lower cost than traditionally available in the industry.

Leverage

We maintain a multi-currency $545 million senior secured credit facility with a group of lenders, under which we had approximately $484 million of indebtedness outstanding at June 30, 2008. Availability under the facility, which we refer to as our Credit Facility, consists of $400 million in revolving loan commitments and $145 million in term loan commitments. The term loan commitments have been fully drawn and may not be reborrowed once repaid. The Credit Facility allows us to increase its size to $1.395 billion subject to certain conditions. The Credit Facility has a stated maturity date of December 6, 2010 and the interest rate applicable to borrowings thereunder is generally LIBOR plus 87.5 basis points with respect to revolving loans and LIBOR plus 150 basis points with respect to term loans. We expect that our substantial debt capital resources will provide us with the flexibility to take advantage of market opportunities when they arise. See “Risks—Risks related to our business.”

Risks

Investment in our securities involves a number of significant risks relating to our business and our investment objective that you should consider before investing in our securities.

A large number of entities and individuals compete for the same kind of investment opportunities as we do. Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making otherwise attractive investments.

We borrow funds to make investments. As a result, we are exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. Under the 1940 Act, we may not borrow money unless we maintain asset coverage for indebtedness and preferred stock of at least 200%, which may affect returns to stockholders.

Our Advisor and its affiliates, officers and employees may have certain conflicts of interest. The Advisor, its officers and employees and its investment committee serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business or of investment funds managed by affiliates of the Advisor. Accordingly, these individuals may have obligations to investors in those entities or funds, the fulfillment of which might not be in our best interests or the best interests of our stockholders.

The potential for the Advisor to earn an incentive fee from time to time under the investment management agreement may create an incentive for the Advisor to make investments that are riskier or more speculative than would otherwise be the case. The allocation of shares of our common stock that the Advisor and its affiliates may receive from some of our investors if certain performance thresholds are achieved also may encourage the Advisor to cause us to invest in riskier investments to achieve these thresholds, which would increase the risk of loss.

A substantial portion of our portfolio of investments is illiquid. Our portfolio includes securities primarily issued by private companies. These investments may involve a high degree of business and financial risk; they are illiquid, and may not produce current returns or capital gains. If we were forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation could be significantly less than the current value of such investments. We may be required to liquidate some or all of our portfolio investments to meet our debt service obligations.

We are currently in a period of capital markets disruption and instability. This may affect the ability of a portfolio company to repay its borrowings or to engage in a liquidity event, which is a transaction that involves the sale or recapitalization of all or part of a portfolio company. These conditions could lead to loss of investment returns and/or financial losses in our portfolio and a decrease in our revenues, net income and assets. Numerous other factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions.

To maintain our status as a BDC, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets.

We may not be able to pay dividends and failure to qualify as a RIC for tax purposes could have a material adverse effect on the income available for debt service and distributions to our stockholders, which may have a material adverse effect on our total return to common stockholders, if any.

Also, we are subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating financial results, and operating in a regulated environment.

The market value of our securities may be volatile due to market factors that may be beyond our control.

Company Information

Our administrative and executive offices are located at 40 East 52nd Street, New York, NY 10022, and our telephone number is (212) 810-5800.

FEES AND EXPENSES

The following table will assist you in understanding the various costs and expenses that an investor in shares of our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company.

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)		%(1)
Offering Expenses (as a percentage of offering price)		%(2)

Total Common Stockholder Expenses (as a percentage of offering price)		%(3)

Estimated Annual Expenses (as a Percentage of Net Assets Attributable to Common Shares)(4)
Management Fees	3.08	%(5)
Incentive Fees Payable Under the Investment Management Agreement	1.29	%(6)
Interest Payments on Borrowed Funds	2.84	%(7)
Other Expenses	0.65	%(8)

Total Annual Expenses	7.86	%(9)

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)	The expenses of our dividend reinvestment plan are included in “Other Expenses.”

(4)	“Net Assets Attributable to Common Shares” equals our net assets at December 31, 2007.

(5)	Our management fee is 2.0% of our total assets, payable quarterly in arrears based on our total assets at the beginning of the quarter. See “The Advisor—Investment management agreement.”

(6)	These Incentive Fees are based on actual amounts incurred during the year ended December 31, 2007. However, the Incentive Fee is based on our performance, will vary from year to year and will not be paid unless our performance exceeds certain thresholds. As we cannot predict whether we will meet these thresholds, the Incentive Fee paid in future years, if any, may be substantially different than the fee earned during the year ended December 31, 2007. For more detailed information about the Incentive Fee, please see the section of this prospectus captioned “The Advisor—Investment management agreement” and Note 3 to our financial statements included elsewhere in this prospectus.

(7)	“Interest Payments on Borrowed Funds” represents interest and credit facility fees incurred and amortization of debt issuance costs during the year ended December 31, 2007. Commencing December 6, 2006, we maintained a $225 million senior secured credit facility (the “Credit Facility”). During 2007, we amended and restated the Credit Facility to increase commitments thereunder to $545 million until December 6, 2010, the termination date of the Credit Facility. Our average outstanding balance under the Credit Facility during the year ended December 31, 2007 was approximately $313 million. The Credit Facility allows us to increase commitments up to $1.395 billion and we may increase that amount further. As a result, our interest payments on borrowed funds as a percentage of net assets attributable to common shares may increase.

(8)	“Other Expenses” includes our overhead expenses, including expenses of the Advisor reimbursable under the investment management agreement and of the Administrator reimbursable under the administration agreement. Such expenses are based on actual other expenses (including excise tax expense of $24,035) for the year ended December 31, 2007.

(9)	“Total Annual Expenses” as a percentage of net assets attributable to common shares are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total Annual Expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness), rather than the total assets, including assets that have been funded with borrowed monies. If the “Total Annual Expenses” percentage were calculated instead as a percentage of total assets, our “Total Annual Expenses” would be 5.10% of total assets. For a presentation and calculation of total annual expenses based on total assets, see page 31 of this base prospectus.

Example

The following example illustrates the projected dollar amount of total cumulative expenses that you would pay on a $1,000 hypothetical investment in common shares, assuming (1) a 4.25% sales load (underwriting discounts and commissions) and offering expenses totaling 0.20%, (2) total net annual expenses of 6.57% of net assets attributable to common shares as set forth in the table above (other than Incentive Fees), and (3) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$107	$229	$347	$625

This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses may be greater or less than those assumed. The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Assuming a 5% annual return, the Incentive Fee under the investment management agreement would not be earned or payable and is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an Incentive Fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by 95% of the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL DATA

Interim financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the six months ended June 30, 2008 are not necessarily indicative of the results that may be expected for the year ending December 31, 2008. The Statement of Operations, Per Share Data and Balance Sheet Data for the years ended December 31, 2007 and 2006 and for the period from July 25, 2005 (inception of operations) through December 31, 2005 are derived from our financial statements which have been audited by Deloitte & Touche LLP, our independent registered public accounting firm. This selected financial data should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Senior Securities” included elsewhere in this prospectus.

	Six months ended June 30, 2008	Six months ended June 30, 2007	Year ended December 31, 2007	Year ended December 31, 2006	Period from July 25, 2005* through December 31, 2005
	(unaudited)

	(dollar amounts in thousands, except per share data)
Statement of Operations Data:
Total Investment Income	$70,568	$58,260	$127,766	$53,892	$10,005
Net Expenses:
Before Base Management Fee Waiver	24,091	28,944	53,963	18,314	6,137
After Base Management Fee Waiver(1)	24,091	26,887	51,906	14,000	3,802
Net Investment Income	46,478	31,373	75,846	39,892	6,203
Net Realized and Unrealized Gain (Loss)	(74,092)	(1,721)	(59,626)	1,662	241
Net Increase (Decrease) in Net Assets Resulting from Operations	(27,614)	29,652	16,219	41,555	6,444

Per Share Data:
Net Asset Value Per Common Share at Period End	$12.31	$14.88	$13.78	$14.93	$14.95
Market Price at Period End(2)	9.46	14.75	15.28	—	—
Net Investment Income	0.88	0.79	1.66	1.09	0.17
Net Realized and Unrealized Gain (Loss)	(1.40)	(0.04)	(1.30)	0.04	0.01
Net Increase (Decrease) in Net Assets Resulting from Operations	(0.52)	0.75	0.36	1.13	0.18
Dividends Declared	0.86	0.84	1.69	1.15	0.20

Balance Sheet Data at Period End:
Total Assets	$1,172,424	$1,261,519	$1,121,821	$766,259	$542,226
Borrowings Outstanding	484,000	430,804	381,300	164,000	—
Total Net Assets	672,186	761,180	728,192	561,800	528,705

Other Data:
Total Return(2)	(2.9%)	5.3%	3.4%	7.8%	1.0%
Number of Portfolio Companies at Period End	64	59	60	49	26
Value of Long-Term Investments at Period End(3)	$1,149,209	$1,081,322	1,098,261	$754,168	$136,913
Yield on Long-Term Investments at Period End(3)(4)	11.3%	12.5%	12.4%	12.5%	10.7%

*	Inception of operations.

(1)	The base management fee waiver commenced on July 25, 2005 and terminated on June 30, 2007.

(2)	The Company’s common stock commenced trading on The NASDAQ Global Select Market on June 27, 2007. There was no established public trading market for the stock prior to that date.

(3)	Total return is based on the change in net asset value per common share during the period. The total returns for the six months ended June 30, 2008 and for the period June 26, 2007 through December 31, 2007 based on the change in market price per common share during such periods were (32.7%) and 1.2%, respectively. Total return calculations take into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan and do not reflect brokerage commissions.

(4)	Yield on long-term investments at period end represents the weighted average yield on the debt and income producing equity securities in our portfolio. Yields are computed using interest rates and dividend yields at period end and include amortization of loan origination and other upfront fees, original issue discount and market premium or discount, weighted by the amortized cost of the respective investment. Yields exclude common equity investments, preferred equity investments with no stated dividend rate, short-term investments, cash, cash equivalents and foreign currency.

Selected Quarterly Data (Unaudited)

	2008		2007				2006				2005
	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3*
	(dollar amounts in thousands, except per share data)
Total Investment Income	$34,874	$35,695	$35,352	$34,164	$33,208	$25,052	$17,898	$15,116	$12,145	$8,733	$6,406	$3,599
Net Investment Income	$23,264	$23,214	$22,118	$22,356	$17,358	$14,014	$12,207	$11,007	$9,997	$6,680	$4,474	$1,729
Net Realized and Unrealized Gain (Loss)	$(11,404)	$(62,688)	$(38,016)	$(19,890)	$(4,735)	$3,014	$(356)	$404	$1,173	$441	$172	$69
Net Increase (Decrease) in Net Assets Resulting from Operations	$11,859	$(39,474)	$(15,898)	$2,465	$12,624	$17,028	$11,852	$11,411	$11,170	$7,121	$4,646	$1,798
Net Asset Value per Share at the End of the Quarter	$12.31	$12.60	$13.78	$14.51	$14.88	$14.95	$14.93	$15.04	$15.03	$14.95	$14.95	$15.01

*	From July 25, 2005 (inception of operations).

RISKS

Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus and the accompanying prospectus supplement, if any, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline or the value of our preferred stock, debt securities, warrants or subscription rights may decline, and you may lose all or part of your investment.

Risks related to our business

If we are unable to manage our investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective will depend on our ability to manage our business, which will depend, in turn, on the ability of the Advisor to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result largely will be a function of the Advisor’s investment process and, in conjunction with the Administrator, its ability to provide competent, attentive and efficient services to us. Many of the members of the Advisor’s investment committee have substantial responsibilities to other clients in addition to their activities on our behalf. The investment professionals dedicated primarily to us may also be required to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow our rate of investment. Any failure to manage our business effectively could have a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

A number of entities compete with us to make the types of investments that we make. We compete with other BDCs, public and private funds, commercial and investment banks, commercial financing companies, insurance companies, high yield investors, hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC and that the Code imposes on us as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we cannot assure you that we will be able to identify and make investments that meet our investment objectives.

Entrants in our industry compete on several factors, including price, flexibility in transaction structuring, service, reputation, market knowledge and speed in decision-making. We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on better terms to our portfolio companies than what we may have originally anticipated, which may impact our return on these investments.

We are dependent upon senior management personnel of our investment advisor for our future success, and if our investment advisor is unable to hire and retain qualified personnel or if our investment advisor loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed.

We depend on the members of senior management of the Advisor, particularly its Chairman and Chief Executive Officer, James R. Maher, and its Chief Operating Officer, Michael B. Lazar, as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These employees of the Advisor have critical industry experience and relationships that we rely on to implement our business plan. Our future success depends on the continued service of our Advisor’s senior management team. The departure of any of the members of our Advisor’s senior management or a significant number of the members of its investment team could have a material adverse effect on our ability to achieve our investment objective. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. In addition, we can offer no assurance that BlackRock Kelso Capital Advisors will remain our investment advisor, that BlackRock Financial Management, Inc. will remain our administrator or that we will continue to have access to BlackRock’s investment professionals or the Kelso Principals.

There is a risk that we may not make distributions and consequently will be subject to corporate-level income tax.

We intend to make distributions on a quarterly basis to our stockholders of our net investment income and short term capital gains. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See “Distributions.” Also, restrictions and provisions in our existing and any future credit facilities may limit our ability to make distributions. If we do not distribute a certain percentage of our income annually, we could fail to qualify for tax treatment as a RIC, and we would be subject to corporate-level federal income tax. See “Tax Matters.” We cannot assure you that you will receive distributions at a particular level or at all.

Any unrealized losses we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our investment portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

We may experience fluctuations in our periodic results.

We could experience fluctuations in our periodic results due to a number of factors, some of which are beyond our control, including our ability to make investments in companies that meet our investment criteria, the interest rates payable on the debt investments we make, the default rate on such investments, the level of our expenses (including the interest rates payable on our borrowings and the dividend rates on any preferred stock we may issue), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We will be exposed to risks associated with changes in interest rates.

General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high-yield bonds, and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

In accordance with generally accepted accounting principles, or GAAP, and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind, or PIK, interest, which represents contractual interest added to the loan balance and due at the end of the loan term. In addition to the cash yields received on our loans, in some instances, certain loans may also include any of the following: origination, structuring, closing, commitment and other upfront fees, end of term payments, exit fees, balloon payment fees or prepayment fees. The increases in loan balances as a result of contracted payment-in-kind arrangements are included in income for the period in which such PIK interest was received, which is often in advance of receiving cash payment. We also may be required to include in income certain other amounts that we will not receive in cash. Any warrants that we receive in connection with our debt investments are generally valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants are allocated to the warrants that we receive. This will generally result in “original issue discount” for tax purposes, which we must recognize as ordinary income, increasing the amounts we are required to distribute to qualify for the federal income tax benefits applicable to RICs. Because such original issue discount income would not be accompanied by cash, we would need to obtain cash from other sources to satisfy such distribution requirements. If we are unable to obtain cash from other sources to satisfy such distribution requirements, we may fail to qualify for favorable tax treatment as a RIC and, thus, could become subject to a corporate-level income tax on all of our income. Other features of the debt instruments that we hold may also cause such instruments to generate original issue discount, resulting in a dividend distribution requirement in excess of current cash received. Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. If we are unable to meet these distribution requirements, we will not qualify for favorable tax treatment as a RIC or, even if such distribution requirements are satisfied, we may be subject to tax on the amount that is undistributed. Accordingly, we may have to sell some of our assets, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements and avoid tax. See “Tax Matters.”

If we incur additional debt, it could increase the risk of investing in our shares.

We have indebtedness outstanding pursuant to our Credit Facility and expect, in the future, to borrow additional amounts under our Credit Facility and to increase the size of our Credit Facility. Lenders have fixed dollar claims on our assets that are superior to the claims of our common stockholders or any preferred stockholders, and we have granted a security interest in our assets in connection with our borrowings. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. In addition, borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause the net asset value attributable to our common stock to decline more than it otherwise would have had we not leveraged. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common or preferred stock. Our ability to service any debt that we incur depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation is based on our level of borrowing at June 30, 2008, which represented borrowings equal to 41% of our total assets. On such date, we also had $1.172 billion in total assets; an average cost of funds of 3.54%; $484 million in debt outstanding; and $672 million of total net assets. In order to compute the “Corresponding Return to Common Stockholders,” the “Assumed Return on Portfolio (Net of Expenses Other than Interest)” is multiplied by the total value of our assets at June 30, 2008 to obtain an assumed return to us. From this amount, the interest expense calculated by multiplying the interest rate of 3.54% times the $484 million debt is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets at June 30, 2008 to determine the “Corresponding Return to Common Stockholders.” Actual interest payments may be different.

Assumed Return on our Portfolio (Net of Expenses Other than Interest)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Stockholders	-20.0%	-11.3%	-2.6%	6.2%	14.9%

The total return on our shares of common stock is comprised of two elements: the distributions we pay on our common stock (the amount of which is largely determined by our net investment income after paying interest or dividends on any senior securities we have outstanding and our operating expenses) and gains or losses on the value of our investments. As required by SEC rules, the table above assumes that we are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, we must assume that the income we receive on our investments is entirely offset by losses in the value of our investments.

The table also assumes that we will maintain a constant level of leverage. The amount of leverage that we use will vary from time to time.

Our use of borrowed funds to make investments exposes us to risks typically associated with leverage.

We borrow money and may issue debt securities or preferred stock to leverage our capital structure. As a result:

•

our common shares are exposed to incremental risk of loss; therefore, a decrease in the value of our investments would have a greater negative impact on the value of our common shares than if we did not use leverage;

•	adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage;

•

our ability to pay dividends on our common shares will be restricted if our asset coverage ratio is not at least 200% and any amounts used to service indebtedness or preferred stock would not be available for such dividends;

•	such securities are governed by an indenture or other instrument containing covenants restricting our operating flexibility;

•	we, and indirectly our stockholders, bear the cost of issuing and paying interest or dividends on such securities; and

•	any convertible or exchangeable securities that we issue may have rights, preferences and privileges more favorable than those of our common shares.

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.

Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

Because we will distribute substantially all of our net investment income and net realized capital gains to our stockholders, we will continue to need additional capital to finance our growth.

We have elected to be taxed for federal income tax purposes as a RIC under Subchapter M of the Code. If we can meet certain requirements, including source of income, asset diversification and distribution requirements, and if we continue to qualify as a BDC, we will continue to qualify to be a RIC under the Code and will not have to pay corporate-level taxes on income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level tax liability. As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, we are generally not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our Board of Directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results or value of our stock. Nevertheless, the effects could adversely affect our business and impact our ability to make distributions.

Our investment advisor and its affiliates, officers and employees have certain conflicts of interest.

The Advisor, its officers and employees and its investment committee serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business or of investment funds managed by affiliates of the Advisor. Accordingly, these individuals may have obligations to investors in those entities or funds, the fulfillment of which might not be in our best interests or the best interests of our stockholders.

We may not replicate the success of BlackRock or Kelso.

We are not managed by either BlackRock or Kelso. Our investment strategies differ from those of BlackRock, the Kelso Principals or their respective affiliates. We would not generally be permitted to invest in any private company in which BlackRock, Kelso, or any of their affiliates, holds an existing investment, except to the extent permitted by the 1940 Act. This may adversely affect the pace at which we make investments. We can provide no assurance that we will replicate the historical or future performance of BlackRock’s or Kelso’s investments and our investment returns may be substantially lower than the returns achieved by those firms. As a BDC, we are subject to certain investment restrictions that do not apply to BlackRock or Kelso. In addition, current market conditions and the current stage of the economic cycle present significant challenges to us that have not been present in recent years, if ever. Accordingly, we can offer no assurance that the Advisor will be able to continue to implement our investment objective with the same degree of success as it has in the past or that shares of our common stock will continue to trade at the current level.

The Incentive Fee and certain other compensation payable to our investment advisor may increase risks.

The potential for the Advisor to earn an Incentive Fee from time to time under the management agreement may create an incentive for the Advisor to make investments that are riskier or more speculative than would otherwise be the case. The way in which the amount of the Incentive Fee is determined, which is calculated as a percentage of distributions on our common shares, may encourage the Advisor to use leverage in an effort to increase the return on our investments. If the Advisor acquires poorly performing assets with such leverage, the loss to holders of our common shares could be substantial. Finally, because a portion of the Incentive Fee is likely to reflect interest and dividend income and is calculated on an accrual basis regardless of whether we have received a cash payment of such interest or dividends, the Advisor might have an incentive to invest in zero coupon or deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the Incentive Fee even when the issuers thereof would not be able to make cash payments on such securities. The foregoing risks could be increased because the Advisor is not obligated to reimburse us for any Incentive Fee received even if we subsequently incur losses or never receive in cash income that was previously accrued. Although we did not incur any Incentive Fee during the six months ended June 30, 2008 and during the last calendar quarter of 2007, we may incur such fees in the future relating to investment performance since September 30, 2007 measured on a trailing four quarters’ basis. The allocation of shares of our common stock that the Advisor and its affiliates may receive from some of our investors if certain performance thresholds are achieved also may encourage the Advisor to cause us to invest in riskier investments to achieve these thresholds, which would increase the risk of loss.

A substantial portion of our portfolio investments is recorded at fair value as determined in good faith by or under the direction of our Board of Directors and, as a result, there is uncertainty regarding the value of our portfolio investments.

There is not a readily available market value for a substantial portion of the investments in our portfolio. We value these investments quarterly at fair value as determined in good faith under the direction of our Board of Directors using a consistently applied valuation process in accordance with a documented valuation policy that has been reviewed and approved by our Board of Directors. Our Board of Directors utilizes the services of one or more independent valuation firms to aid it in determining the fair value of these investments. The types of factors that we may take into account in determining the fair value of these investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts we realize on any dispositions of such investments. In addition, the impact of changes in the market environment and other events on the fair values of our investments that have no readily available market values may differ from the impact of such changes on the readily available market values for our other investments. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such investments.

We are a relatively new company with a limited operating history.

We commenced operations on July 25, 2005 and therefore have a limited operating history. As a result, we have limited financial information on which you can evaluate our prior performance or an investment in us. We are subject to the business risks and uncertainties associated with any relatively new business, including the risk that we will not achieve our investment objective and that our net asset value could decline substantially. Immediately following the commencement of our operations, we invested a substantial portion of the net proceeds from the initial private placement of our common stock largely in temporary investments, such as cash equivalents, which earn yields substantially lower than the interest income we expected to receive on our senior and subordinated loans. By December 31, 2006, we had invested substantially all of such net proceeds in senior and subordinated loans and equity securities of our portfolio companies.

Our investment advisor and its management have limited experience operating under the constraints imposed on us as a BDC.

The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private or thinly traded U.S. public companies, cash, cash equivalents, U.S. Government securities and other high quality debt investments that mature in one year or less. These constraints, among others, may hinder the Advisor’s ability to take advantage of attractive investment opportunities and to achieve our investment objective. The Advisor’s experience operating under these constraints is limited to the period since our inception.

Risks related to our investments

Our investments may be risky, and you could lose all or part of your investment.

We invest primarily in middle-market companies in the form of senior and junior secured and unsecured debt securities and loans, each of which may include an equity component, and by making direct preferred, common and other equity investments in such companies.

Risks Associated with Middle-market Companies. Investment in private middle-market companies involves a number of significant risks, including:

•

these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral;

•

they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•

they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the portfolio company and, in turn, on us; and

•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

Little public information exists about these companies. The greater difficulty in making a fully informed investment decision raises the risk of misjudging the credit quality of the company and we may lose money on our investments.

Lower Credit Quality Obligations. Most of our debt investments are likely to be in lower grade obligations. The lower grade investments in which we invest may be rated below investment grade by one or more nationally-recognized statistical rating agencies at the time of investment or may be unrated but determined by the Advisor to be of comparable quality. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The debt that we invest in typically is not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service or lower than “BBB-” by Standard & Poor’s Corporation). We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

Investment in lower grade investments involves a substantial risk of loss. Lower grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for lower grade debt tend to be very volatile and are less liquid than investment grade securities. For these reasons, your investment in our company is subject to the following specific risks:

•	increased price sensitivity to a deteriorating economic environment;

•	greater risk of loss due to default or declining credit quality;

•	adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

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if a negative perception of the lower grade debt market develops, the price and liquidity of lower grade securities may be depressed. This negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a lower grade issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of lower grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used lower grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries could adversely affect the ability of lower grade issuers in that industry to meet their obligations. The market values of lower grade debt tend to reflect individual developments of the issuer to a greater extent than do higher quality investments, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower grade debt may have an adverse effect on our net asset value and the market value of our common shares. In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment of principal of or interest on our portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for lower grade debt may not be as liquid as the secondary market for more highly rated debt, a factor which may have an adverse effect on our ability to dispose of a particular instrument. There are fewer dealers in the market for lower grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade debt could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become highly illiquid. As a result, we could find it more difficult to sell these instruments or may be able to sell the securities only at prices lower than if such instruments were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating our net asset value.

Since investors generally perceive that there are greater risks associated with lower grade debt of the type in which we may invest a portion of our assets, the yields and prices of such debt may tend to fluctuate more than those for higher rated instruments. In the lower quality segments of the fixed income markets, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the income securities market, resulting in greater yield and price volatility.

Distressed Debt Securities Risk. At times, distressed debt obligations may not produce income and may require us to bear certain extraordinary expenses (including legal, accounting, valuation and transaction expenses) in order to protect and recover our investment. Therefore, to the extent we invest in distressed debt, our ability to achieve current income for our stockholders may be diminished. We also will be subject to significant uncertainty as to when and in what manner and for what value the distressed debt we invest in will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed debt securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to distressed debt we hold, there can be no assurance that the securities or other assets received by us in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by us upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of our participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt, we may be restricted from disposing of such securities.

Preferred Stock Risk. To the extent we invest in preferred securities, there are special risks associated with investing in preferred securities, including:

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes although it has not yet received such income.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

Limited Voting Rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Common Stock Risk. We may have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns. The equity securities that we acquire may fail to appreciate and may decline in value or become worthless.

Hedging Transactions. We may employ hedging techniques to minimize currency exchange rate risks or interest rate risks, but we can offer no assurance that such strategies will be effective. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that we hold. We may need to incur additional expenses to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided significant managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

Current market conditions have materially and adversely impacted debt and equity capital markets in the United States.

The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions have led to worsening general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. The debt capital that will be available, if at all, may be at a higher cost, and on terms and conditions that may be less favorable, which could negatively affect our financial performance and results. In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact our business.

We are currently in a period of capital markets disruption and instability.

We believe that in 2007 and into 2008, the U.S. capital markets entered into a period of disruption as evidenced by increasing spreads between the yields realized on riskier debt securities and those realized on risk-free securities and a lack of liquidity in parts of the debt capital markets. We believe the United States and other countries are also in a period of slowing economic growth or perhaps a recession, and these conditions may continue for a prolonged period of time or worsen in the future. A prolonged period of market illiquidity may cause us to reduce the volume of loans we originate and/or fund, which could have an adverse effect on our business, financial condition, and results of operations. This period may increase the probability that these risks could negatively impact us.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Our portfolio companies usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligations to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree, and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Concentration of our assets in an issuer, industry or sector may present more risks than if we were more broadly diversified over numerous issuers, industries and sectors of the economy.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

In addition, we may, from time to time, invest a substantial portion of our assets in the securities of issuers in any single industry or sector of the economy or in only a few issuers. We cannot predict the industries or sectors in which our investment strategy may cause us to concentrate and cannot predict the level of our diversification among issuers to ensure that we satisfy diversification requirements for qualification as a RIC for U.S. federal income tax purposes. A downturn in an industry or sector in which we are concentrated would have a larger impact on us than on a company that does not concentrate in an industry or sector. As a result of investing a greater portion of our assets in the securities of a smaller number of issuers, we are classified as a non-diversified company under the 1940 Act. Accordingly, an investment in us may present greater risk than an investment in a diversified company. Furthermore, the Advisor has not made and does not intend to make any determination as to the allocation of assets among different classes of securities. At any point in time we may be highly concentrated in a single type of asset, such as junior unsecured loans or distressed debt. Consequently, events which affect a particular asset class disproportionately could have an equally disproportionate effect on us.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although most of our investments are denominated in U.S. dollars, our investments that are denominated in a foreign currency are subject to the risk that the value of a particular currency may change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective.

While we may enter into transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Risks related to our operations as a BDC

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

Our business requires a substantial amount of capital. We may acquire additional capital from the issuance of senior securities or other indebtedness, the issuance of additional shares of our common stock or from securitization transactions. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities or preferred securities, which we refer to collectively as “senior securities,” and we may borrow money from banks or other financial institutions, up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities or incur indebtedness only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such issuance or incurrence. Our ability to pay dividends or issue additional senior securities would be restricted if our asset coverage ratio were not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous.

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Senior Securities. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities they would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of our common stock. Furthermore, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

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Additional Common Stock. Our Board of Directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a BDC, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. Our stockholders have approved a policy of selling or otherwise issuing shares of our common stock at a price below its then current net asset value for a period of approximately one year, subject to certain conditions. Our Board of Directors has adopted a policy to limit our ability to issue common stock at a price below its then current net asset value to circumstances in which the price per share is equal to 95% or greater of our net asset value per share. See “Determination of Net Asset Value—Determinations in connection with offerings.” In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our Board of Directors, closely approximates the market value of such securities. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In addition, we note that for us to file a post-effective amendment to this registration statement on Form N-2, we must then be qualified to register our securities on Form S-3. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our common stockholders at that time would decrease, and our common stockholders may experience dilution.

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Securitization. In addition to issuing securities to raise capital as described above, we anticipate that in the future we may securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who we would expect to be willing to accept a substantially lower interest rate than the loans earn. We would retain all or a portion of the equity in the securitized pool of loans. Our retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses. Accordingly, if the pool of loans experienced a low level of losses due to defaults, we would earn an incremental amount of income on our retained equity but we would be exposed, up to the amount of equity we retained, to that proportion of any losses we would have experienced if we had continued to hold the loans in our portfolio. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy and adversely affect our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses.

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could negatively affect the profitability of our operations.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations or financial condition.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.” We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to BDCs, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

Loss of status as a RIC would reduce our net asset value and distributable income.

We currently qualify as a RIC under the Code and intend to continue to qualify each year as a RIC. As a RIC we do not have to pay federal income taxes on our income (including realized gains) that is distributed to our stockholders, provided that we satisfy certain distribution requirements. Accordingly, we are not permitted under accounting rules to establish reserves for taxes on our unrealized capital gains. If we fail to qualify for RIC status in any year, to the extent that we had unrealized gains, we would have to establish reserves for taxes, which would reduce our net asset value. In addition, if we, as a RIC, were to decide to make a deemed distribution of net realized capital gains and retain the net realized capital gains, we would have to establish appropriate reserves for taxes that we would have to pay on behalf of stockholders. It is possible that establishing reserves for taxes could have a material adverse effect on the value of our common stock. See “Tax Matters.”

If we are unable to qualify for tax treatment as a RIC, we will be subject to corporate-level income tax, which will adversely affect our results of operations and financial condition.

To maintain our qualification as a RIC under the Code and allow us to distribute our income without tax at the corporate level, we must meet certain income source, asset diversification and annual distribution requirements. Satisfying these requirements may require us to take actions we would not otherwise take, such as selling investments at unattractive prices to satisfy diversification, distribution or source of income requirements. In addition, while we are authorized to borrow funds in order to make distributions, under the 1940 Act we are not permitted to make distributions to stockholders while we have debt obligations or other senior securities outstanding unless certain “asset coverage” tests are met. If we fail to qualify as a RIC for any reason and become or remain subject to corporate-level income tax, the resulting corporate-level taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

Risks related to issuance of our preferred stock

If we issue preferred stock, the net asset value and market value of our common stock may become more volatile.

We cannot assure that the issuance of preferred stock would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for our common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock we might issue would have the right to elect members of the board of directors and class voting rights on certain matters.

Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of our Board of Directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as an RIC for federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as an RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

Risks relating to an investment in our common stock

The price of our common stock may be volatile and may fluctuate substantially.

As with any company, the price of our common stock will fluctuate with market conditions and other factors. Over the past year, the capital and credit markets have been experiencing extreme volatility and disruption, which recently have reached unprecedented levels. As a result, we have experienced greater than usual stock price volatility.

In addition, the trading price of our common stock following an offering may fluctuate substantially. The price of the common stock that will prevail in the market after an offering may be higher or lower than the price you paid and the liquidity of our common stock may be limited, in each case depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

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volatility in the market price and trading volume of common stocks of BDCs or other companies in the sector in which we operate, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of key personnel from the Advisor;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

If a substantial number of shares becomes available for sale and are sold in a short period of time, the market price of our common stock could decline.

BlackRock Kelso Capital Holding LLC, or Holding, beneficially owned, in the aggregate, approximately 76.4% of the outstanding shares of our common stock at September 30, 2008. See “Control Persons and Principal Stockholders.” On December 26, 2008, upon the expiration of a lock-up agreement entered into in connection with our initial public offering, all of the outstanding shares of our common stock owned by Holding will become available for immediate sale. Sales of substantial amounts of our common stock, or the availability of common stock for sale, could adversely affect the prevailing market price of our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of common stock should we desire to do so.

Our principal stockholders have substantial ownership in us, and this control could limit your ability to influence the outcome of key transactions, including a change of control.

As a result of their substantial ownership in us, the beneficial owners of Holding may be able to exert influence over our management and policies. This concentration of ownership may have the effect of delaying, preventing or deterring a change of control of our company, depriving our stockholders of an opportunity to receive a premium for their common stock as part of a sale of our company, and ultimately affecting the market price of our common stock.

Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Delaware General Corporation Law, our certificate of incorporation and our bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to factors previously identified elsewhere in this prospectus, including the “Risks” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the ability of the Advisor to locate suitable investments for us and to monitor and administer our investments;

•	the ability of the Advisor to attract and retain highly talented professionals;

•	fluctuations in foreign currency exchange rates; and

•	the impact of changes to tax legislation and, generally, our tax position.

This prospectus, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

USE OF PROCEEDS

We intend to use the net proceeds from selling securities pursuant to this prospectus for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective and strategies and, pending such investments, investing the net proceeds of an offering in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment and repaying indebtedness. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus will be used for the above purposes within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Our portfolio currently consists primarily of senior loans, subordinated loans and equity securities. Pending our investments in new or existing portfolio companies, we plan to invest a portion of the net proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment and may use such funds for other general corporate purposes. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation—Temporary investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

We intend to make distributions on a quarterly basis to our stockholders. The amount of our quarterly distributions, if any, will be determined by our Board of Directors. We intend to distribute to our stockholders substantially all of our income. We may elect to make deemed distributions to our stockholders of certain net capital gains. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Tax Matters.”

The following table summarizes our dividends declared since our inception of operations (July 25, 2005):

Dividend Amount Per Share Outstanding	Record Date	Pay Date
$0.20	December 31, 2005	January 31, 2006
$0.20	March 15, 2006	March 31, 2006
$0.23	June 15, 2006	June 30, 2006
$0.30	September 15, 2006	September 29, 2006
$0.42	December 31, 2006	January 31, 2007
$0.42	March 15, 2007	March 30, 2007
$0.42	May 15, 2007	May 31, 2007
$0.42	September 14, 2007	September 28, 2007
$0.43	December 14, 2007	December 31, 2007
$0.43	March 17, 2008	March 31, 2008
$0.43	June 16, 2008	June 30, 2008
$0.43	September 15, 2008	September 30, 2008

Tax characteristics of all dividends are reported to stockholders on Form 1099 after the end of the calendar year.

Through June 30, 2008, we have made distributions in excess of our earnings of approximately $4.6 million. In addition, at June 30, 2008, we have net unrealized depreciation on our investments of $130.3 million. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions in the future. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a BDC under the 1940 Act. See “Regulation.” If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a RIC. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

We maintain an “opt out” dividend reinvestment plan for our common stockholders, which we refer to as the Plan. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the Plan so as to receive cash dividends.

Under the terms of an amendment to the Plan adopted on March 11, 2008, dividends may be paid in newly issued or treasury shares of our common stock at a price equal to 95% of the market price on the dividend payment date. The amended Plan alleviates many of the timing and administrative issues that burdened us under the previous dividend reinvestment plan. The amended Plan means that, under certain circumstances, we may issue or sell shares of our common stock at a price that is less than our net asset value per share. See “Dividend Reinvestment Plan.”

Pursuant to the Plan, the dividend reinvestment price for the dividend paid to stockholders on June 30, 2008 was 95% of the closing market price of our common stock on that date, or $8.987 per common share, which was less than our net asset value. Reinvestment at this price resulted in dilution of our net asset value of approximately $0.09 per share at June 30, 2008.

With respect to the dividends paid to stockholders, income we receive from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies is treated as taxable income and accordingly distributed to stockholders. Such fees may cause our taxable income to exceed our GAAP income, although the differences are expected to be temporary in nature.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the selected financial data and our financial statements and notes thereto appearing elsewhere in this prospectus.

Overview

We were incorporated in Delaware on April 13, 2005 and were initially funded on July 25, 2005. Our investment objective is to provide a combination of current income and capital appreciation. We intend to invest primarily in debt and equity securities of private U.S. middle-market companies.

We are externally managed and have elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private and certain public U.S. companies, cash, cash equivalents, U.S. Government securities and high-quality debt investments that mature in one year or less.

On July 25, 2005, we completed a private placement of 35,366,589 shares of our common stock at a price of $15.00 per share that raised $529 million in net proceeds. On July 2, 2007, we completed an initial public offering of 10,000,000 shares of our common stock at a price of $16.00 per share that raised $150 million in net proceeds.

Investments

Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make.

As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private companies and companies whose securities are not listed on a national securities exchange. These rules also permit us to include as qualifying assets certain follow-on investments in companies that were eligible portfolio companies at the time of initial investment but that no longer meet the definition.

The SEC recently adopted a rule under the 1940 Act to further expand the definition of eligible portfolio company to include certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million. The new rule became effective on July 21, 2008. We will continue to monitor closely any developments with respect to the definition of an eligible portfolio company and intend to adjust our investment focus as needed to comply with and/or take advantage of the new rule, as well as any other regulatory, legislative, administrative or judicial actions in this area.

Revenues

We generate revenues primarily in the form of interest on the debt we hold, dividends on our equity interests and capital gains on the sale of warrants and other debt or equity interests that we acquire in portfolio companies. Our investments in fixed income instruments generally have an expected maturity of three to ten years, although we have no lower or upper constraint on maturity, and typically bear interest at a fixed or floating rate. Interest on our debt securities is generally payable quarterly or semi-annually. Payments of principal of our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt instruments and preferred stock investments may defer payments of cash interest or dividends or pay interest or dividends in-kind. Any outstanding principal amount of our debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of prepayment fees, commitment, origination, structuring or due diligence fees, fees for providing significant managerial assistance and consulting fees.

Expenses

Our primary operating expenses include the payment of a base management fee and, depending on our operating results, an incentive management fee, expenses reimbursable under the management agreement, administration fees and the allocable portion of overhead under the administration agreement. The base management fee and incentive management fee compensate the Advisor for work in identifying, evaluating, negotiating, closing and monitoring our investments. Our management agreement with the Advisor provides that we will reimburse the Advisor for costs and expenses incurred by the Advisor for office space rental, office equipment and utilities allocable to the performance by the Advisor of its duties under the management agreement, as well as any costs and expenses incurred by the Advisor relating to any non-investment advisory, administrative or operating services provided by the Advisor to us. We bear all other costs and expenses of our operations and transactions, including those relating to:

•	our organization;

•	calculating our net asset value (including the cost and expenses of any independent valuation firms);

•	expenses incurred by the Advisor payable to third parties in monitoring our investments and performing due diligence on prospective portfolio companies;

•	interest payable on debt, if any, incurred to finance our investments;

•	the costs of future offerings of common shares and other securities, if any;

•	the base management fee and any incentive management fee;

•	dividends and distributions on our preferred shares, if any, and common shares;

•	administration fees payable under the administration agreement;

•	fees payable to third parties relating to, or associated with, making investments;

•	transfer agent and custodial fees;

•	registration fees;

•	listing fees;

•	taxes;

•	independent director fees and expenses;

•	costs of preparing and filing reports or other documents with the SEC;

•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

•	our fidelity bond;

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	indemnification payments;

•	direct costs and expenses of administration, including audit and legal costs; and

•

all other expenses reasonably incurred by us or the Administrator in connection with administering our business, such as the allocable portion of overhead under the administration agreement, including rent and other allocable portions of the cost of certain of our officers and their respective staffs.

During the first year of our operations (through July 2006), the Advisor agreed to waive its right to receive one-half of the base management fee the Advisor would otherwise have been entitled to receive from us. Thereafter, the Advisor waived one-quarter of the amount of the base management fee the Advisor would otherwise have been entitled to receive from us. All of the fee waivers terminated upon completion of the initial public offering of our common stock.

Additionally, the management agreement provides that the Advisor or its affiliates may be entitled to an incentive fee under certain circumstances. The determination of the incentive fee will result in the Advisor or its affiliates receiving no incentive fee payments if returns to our stockholders do not meet an 8.0% annualized rate of return and will result in the Advisor or its affiliates receiving less than the full amount of the incentive fee percentage until returns to stockholders exceed an approximate 13.3% annualized rate of return. Annualized rate of return in this context is computed by reference to our net asset value and does not take into account changes in the market price of our common stock. The determination of the incentive fee is subject to any applicable limitations under the 1940 Act and the Investment Advisers Act of 1940, which we refer to as the Advisers Act.

We expect our general and administrative operating expenses related to our ongoing operations to remain relatively stable or decline slightly as a percentage of our assets in future periods. Incentive fees, interest expense and costs relating to future offerings of securities would be additive.

The SEC requires that “Total annual expenses” be calculated as a percentage of net assets in the chart on page 7 rather than as a percentage of total assets. Total assets includes assets that have been funded with borrowed monies (leverage). For reference, the chart below illustrates our “Total annual expenses” as a percentage of total assets:

Estimated Annual Expenses (as a Percentage of Total Assets)
Management Fees	2.00	%(1)
Incentive Fees Payable under the Investment Management Agreement	0.84	%(2)
Interest Payments on Borrowed Funds	1.84	%(3)
Other Expenses	0.42	%(4)

Total Annual Expenses	5.10%

(1)	Our management fee is 2.0% of our total assets, payable quarterly in arrears based on our total assets at the beginning of the quarter. See “The Advisor—Investment management agreement.”

(2)	These Incentive Fees are based on actual amounts incurred during the year ended December 31, 2007. However, the Incentive Fee is based on our performance, will vary from year to year and will not be paid unless our performance exceeds certain thresholds. As we cannot predict whether we will meet these thresholds, the Incentive Fee paid in future years, if any, may be substantially different than the fee earned during the year ended December 31, 2007. For more detailed information about the Incentive Fee, please see the section of this prospectus captioned “The Advisor—Investment management agreement” and Note 3 to our financial statements included elsewhere in this prospectus.

(3)

“Interest Payments on Borrowed Funds” represents interest and credit facility fees incurred and amortization of debt issuance costs during the year ended December 31, 2007. Commencing December 6, 2006, we maintained a $225 million senior secured revolving credit facility (the “Credit Facility”). During 2007, we amended and restated the Credit Facility to increase commitments thereunder to $545 million until December 6, 2010, the termination date of the Credit Facility. Our average outstanding balance under the Credit Facility during the year ended December 31, 2007 was approximately $313 million. The Credit

Facility allows us to increase commitments up to $1.395 billion and we may increase that amount further. As a result, our interest payments on borrowed funds as a percentage of net assets attributable to common shares may increase.

(4)	“Other Expenses” includes our overhead expenses, including expenses of the Advisor reimbursable under the investment management agreement and of the Administrator reimbursable under the administration agreement. Such expenses are based on actual other expenses for the year ended December 31, 2007.

Critical accounting policies

Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with GAAP. The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, our critical accounting policies are further described in the notes to the financial statements.

Valuation of portfolio investments

Investments for which market quotations are readily available are valued at such market quotations unless they are deemed not to represent fair value. We generally obtain market quotations from an independent pricing service or one or more broker-dealers or market makers. However, debt investments with remaining maturities within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Debt and equity securities for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued at fair value as determined in good faith by or under the direction of our Board of Directors. Because we expect that there will not be a readily available market value for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith under the direction of our Board of Directors using a consistently applied valuation process in accordance with a documented valuation policy that has been reviewed and approved by our Board of Directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that we may ultimately realize. In addition, changes in the market environment and other events may have differing impacts on the market quotations used to value some of our investments than on the fair values of our investments for which market quotations are not readily available. Market quotations may be deemed not to represent fair value in certain circumstances where the Advisor believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotations to not reflect the fair value of the security. Examples of these events could include cases in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “forced” sale by a distressed seller.

With respect to investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value, our Board of Directors undertakes a multi-step valuation process each quarter, as described below:

•

our quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of the Advisor responsible for the portfolio investment;

•

the investment professionals provide recent portfolio company financial statements and other reporting materials to independent valuation firms engaged by our Board of Directors, such firms conduct independent appraisals each quarter and their preliminary valuation conclusions are documented and discussed with senior management of the Advisor;

•	the audit committee of our Board of Directors reviews the preliminary valuations of the independent valuation firms; and

•

the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

With respect to the initial valuations of unquoted investments by the investment professionals of the Advisor, upon acquisition each unquoted investment generally is valued at cost until the end of the second calendar quarter following its acquisition date. As of that date, an independent valuation firm conducts the initial independent appraisal of the investment.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the enterprise value of the portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the financial statements.

Revenue recognition

We record interest income, adjusted for amortization of premium and accretion of discount, and dividend income on an accrual basis to the extent that we expect to collect such amounts. For loans and securities with contractual PIK income, which represents contractual interest or dividends accrued and added to the principal balance and generally due at maturity, we do not accrue PIK income if the portfolio company valuation indicates that the PIK income is not collectible. Origination, structuring, closing, commitment and other upfront fees and discounts and premiums on investments purchased are accreted/amortized over the life of the respective investment. Unamortized origination, structuring, closing, commitment and other upfront fees are recorded as unearned income. Upon the prepayment of a loan or debt security, we record any prepayment fees and unamortized loan origination, structuring, closing, commitment and other upfront fees as interest income.

With respect to the dividends paid to stockholders, income we receive from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies is treated as taxable income and accordingly, distributed to stockholders. We anticipate earning additional upfront fees in the future and such fees may cause our taxable income to exceed our GAAP income, although the differences are expected to be temporary in nature.

Net realized gains or losses and net change in unrealized appreciation or depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment fees. Realized gains and losses are computed using the specific identification method. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Federal income taxes

We have elected to be taxed as a RIC under Subchapter M of the Code, and, among other things, have made and intend to make the requisite distributions to our stockholders to relieve us from federal income and excise taxes. In order to maintain favorable RIC tax treatment, we are required to distribute annually at least 90% of investment company taxable income, as defined by the Code, to our stockholders. To avoid federal excise taxes, we must distribute annually at least 98% of our income for the current year (both ordinary income and net capital gains) and any undistributed ordinary income and net capital gains from the preceding years. We may, at our discretion, carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on this income. If we choose to do so, all other things being equal, this would increase expenses and reduce the amount available to be distributed to our stockholders, which could result in lower returns to stockholders. We will accrue excise tax on estimated excess taxable income as required.

Recently issued accounting pronouncements

In September 2006, the Financial Accounting Standards Board, or FASB, issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. SFAS 157 requires companies to disclose the fair value of their financial instruments according to a fair value hierarchy (i.e., levels 1, 2, and 3, as defined). Additionally, companies are required to provide enhanced disclosure regarding instruments in the level 3 category (which have inputs to the valuation techniques that are unobservable and require significant management judgment), including a reconciliation of the beginning and ending balances separately for each major category of assets and liabilities. We adopted SFAS 157 on January 1, 2008. The adoption of SFAS 157 did not have a material impact on our financial statements.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), which is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. We are currently evaluating the impact of adopting SFAS 161 on our financial statements. At this time, the impact on our financial statements has not been determined.

Within the context of these critical accounting policies, we are not currently aware of any reasonably likely events or circumstances that would result in materially different amounts being reported.

Portfolio and investment activity

During the quarter ended June 30, 2008, we invested approximately $80.0 million across two new and three existing portfolio companies. The new investments consisted primarily of senior loans secured by first liens ($14.4 million, or 18% of the total) or second liens ($9.0 million, or 11%), unsecured or subordinated debt securities ($55.3 million, or 69%), senior secured notes ($0.3 million, or less than 1%) and equity securities ($1.0 million, or 1%). Additionally, we received proceeds from sales/repayments of principal of approximately $23.5 million during the quarter ended June 30, 2008.

At June 30, 2008, our portfolio of $1.15 billion (at fair value) consisted of 64 portfolio companies and was invested 60% in senior secured loans, 31% in unsecured or subordinated debt securities, 5% in senior secured notes, 4% in equity investments and less than 1% in cash, cash equivalents and foreign currency. Our average portfolio company investment by value was approximately $18.0 million. Our largest portfolio company investment by value was approximately $49.8 million and our five largest portfolio company investments by value comprised approximately 18% of our portfolio at June 30, 2008. At December 31, 2007, our portfolio of $1.10 billion (at fair value) consisted of 60 portfolio companies and was invested 64% in senior secured loans, 26% in unsecured or subordinated debt securities, 5% in equity investments, 4% in senior secured notes and approximately 1% in cash, cash equivalents and foreign currency. Our average portfolio company investment by value was approximately $18.3 million at December 31, 2007. Our largest portfolio company investment by value was approximately $44.9 million and our five largest portfolio company investments by value comprised approximately 20% of our portfolio at December 31, 2007.

Our weighted average yield of the debt and income producing equity securities in our portfolio was 11.3% at June 30, 2008 and 12.4% at December 31, 2007. The weighted average yields on our senior secured loans and other debt securities were 10.3% and 12.8%, respectively, at June 30, 2008, versus 11.9% and 13.3%, respectively, at December 31, 2007. Yields are computed using interest rates and dividend yields as of the balance sheet date and include amortization of loan origination and commitment fees, original issue discount and market premium or discount, weighted by the amortized cost of the respective investment. Yields exclude common equity investments, preferred equity investments with no stated dividend rate, short-term investments, cash, cash equivalents and foreign currency.

At June 30, 2008, 48% of our debt investments bore interest based on floating rates, such as LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate, and 52% bore interest at fixed rates. At December 31, 2007, 60% of our debt investments bore interest based on floating rates and 40% bore interest at fixed rates.

Results of operations

Operating results for the three months ended June 30, 2008 as compared to June 30, 2007

Investment income

Investment income totaled $34,873,936 and $33,207,565, respectively, for the three months ended June 30, 2008 and 2007, of which $21,251,008 and $24,153,242 were attributable to interest and fees on senior secured loans, $12,966,651 and $8,547,392 to interest earned on other debt securities, $646,119 and $480,200 to dividends from preferred equity securities, $8,408 and $21,731 to interest earned on short-term investments and cash equivalents, and $1,750 and $5,000 to other income, respectively. The increase in investment income compared to the prior period reflects the growth of our portfolio as a result of the deployment of debt capital under our Credit Facility and equity capital from our initial public offering in July 2007. Total investments and borrowings increased to $1,149,209,092 and $484,000,000, respectively, at June 30, 2008, compared to $1,081,322,108 and $430,803,995 at June 30, 2007. Many of our floating rate debt investments bear interest based on LIBOR. Investment income increased despite lower prevailing levels of LIBOR compared to the prior period, as fixed rate instruments as a percentage of our debt investments increased to 52% at June 30, 2008 from 36% at June 30, 2007.

Expenses

Net expenses for the three months ended June 30, 2008 and 2007 were $11,610,343 and $15,849,392, respectively, which consisted of $5,583,589 and $3,400,913 in base management fees (net of base management fee waivers of $0 and $1,133,638, respectively), $0 and $5,831,674 in incentive management fees due to the Advisor, $311,998 and $259,773 in administrative services expenses, $240,141 and $396,195 in professional fees, $98,235 and $66,667 in director fees, $263,951 and $194,174 in Advisor expenses, $138,853 and $48,844 in insurance expenses, $4,292,574 and $5,434,516 in interest expense and fees related to the Credit Facility, $167,230 and $82,264 in amortization of debt issuance costs, and $513,772 and $134,372 in other expenses, respectively. No incentive management fees were incurred during the most recent period due primarily to the increase in unrealized depreciation on investments. In comparison to the prior period, interest expense and fees related to the Credit Facility declined due to lower prevailing levels of LIBOR. Professional fees declined due to efficiencies achieved in connection with management’s evaluation and testing of internal controls and procedures. The increase in general and administrative expenses other than professional fees reflects the growth of our portfolio and higher costs associated with being a publicly-traded company following the completion of our initial public offering and the listing of our shares on The NASDAQ Global Select Market (the “Public Market Event”).

Net investment income

Net investment income was $23,263,593 and $17,358,173, respectively, for the three months ended June 30, 2008 and 2007 (which amounts would have been $23,263,593 and $16,224,535, respectively, without base management fee waivers). The increase was primarily due to portfolio growth and the benefits of leverage from increased borrowings under our Credit Facility.

Net realized gain or loss

Net realized loss of $(1,518,453) for the three months ended June 30, 2008 was the result of $211,059 in net gains realized from the disposition of investments and $(1,729,512) in net losses realized on foreign currency transactions during the period. For the three months ended June 30, 2007, the net realized gain was $469,187.

Net unrealized appreciation or depreciation

For the three months ended June 30, 2008 and 2007, the change in net unrealized appreciation or depreciation was an increase in net unrealized depreciation of $(9,885,806) and $(5,203,827), respectively. For the three months ended June 30, 2008, the increase in net unrealized depreciation was comprised of an increase in net unrealized depreciation on investments of $(11,471,395) and an increase in net unrealized appreciation on foreign currency translation of $1,585,589. For the three months ended June 30, 2007, the increase in net unrealized depreciation was comprised of an increase in net unrealized depreciation on investments of $(5,611,947) and an increase in net unrealized appreciation on foreign currency translation of $408,120. The net change in unrealized appreciation or depreciation was primarily a result of declines in market quotations for the quoted investments in our portfolio, as well as reductions in the valuations of several unquoted investments, including Tygem Holdings, Inc. We believe the declines in valuations of our investments are due primarily to instability of the credit markets and changes in the current interest rate environment. The unrealized depreciation on investments does not have an impact on our current ability to pay distributions to stockholders.

Net increase in net assets resulting from operations

The net increase in net assets resulting from operations for the three months ended June 30, 2008 and 2007 was $11,859,334 and $12,623,533, respectively. As compared to the prior period, the decrease primarily reflects the increase in net unrealized depreciation on investments.

Operating results for the six months ended June 30, 2008 as compared to June 30, 2007

Investment income

Investment income totaled $70,568,453 and $58,259,795, respectively, for the six months ended June 30, 2008 and 2007, of which $43,962,023 and $42,514,687 were attributable to interest and fees on senior secured loans, $25,065,282 and $14,801,569 to interest earned on other debt securities, $1,521,753 and $740,677 to dividends from preferred equity securities, $17,099 and $184,367 to interest earned on short-term investments and cash equivalents, and $2,296 and $18,495 to other income, respectively. The increase in investment income compared to the prior period reflects the growth of our portfolio as a result of the deployment of debt capital under our Credit Facility and equity capital from our initial public offering in July 2007. Total investments and borrowings increased to $1,149,209,092 and $484,000,000, respectively, at June 30, 2008, compared to $1,081,322,108 and $430,803,995 at June 30, 2007.

Expenses

Net expenses for the six months ended June 30, 2008 and 2007 were $24,090,853 and $26,887,249, respectively, which consisted of $11,150,449 and $6,170,719 in base management fees (net of base management fee waivers of $0 and $2,056,907, respectively), $0 and $9,524,323 in incentive management fees due to the Advisor, $605,433 and $478,476 in administrative services expenses, $838,471 and $542,786 in professional fees, $192,735 and $130,172 in director fees, $538,849 and $390,267 in Advisor expenses, $276,436 and $89,775 in insurance expenses, $9,506,631 and $9,149,321 in interest expense and fees related to the Credit Facility, $333,425 and $144,969 in amortization of debt issuance costs, and $648,424 and $266,441 in other expenses, respectively. In comparison to the prior period, incentive management fees decreased primarily due to the increase in unrealized depreciation on investments. The increase in other expenses reflects the growth of our portfolio and higher costs associated with being a publicly-traded company following the Public Market Event.

Net investment income

Net investment income was $46,477,600 and $31,372,546, respectively, for the six months ended June 30, 2008 and 2007 (which amounts would have been $46,477,600 and $29,315,639, respectively, without base management fee waivers). The increase was primarily due to portfolio growth and the benefits of leverage from increased borrowings under our Credit Facility.

Net realized gain or loss

Net realized loss of $(1,312,938) for the six months ended June 30, 2008 was the result of $239,422 in net gains realized from the disposition of investments and $(1,552,360) in net losses realized on foreign currency transactions during the period. For the six months ended June 30, 2007, the net realized gain was $276,312.

Net unrealized appreciation or depreciation

For the six months ended June 30, 2008 and 2007, the change in net unrealized appreciation or depreciation was an increase in net unrealized depreciation of $(72,778,842) and $(1,997,045), respectively. For the six months ended June 30, 2008, the increase in net unrealized depreciation was comprised of an increase in net unrealized depreciation on investments of $(73,478,528) and an increase in net unrealized appreciation on foreign currency translation of $699,686. For the six months ended June 30, 2007, the increase in net unrealized depreciation was comprised of an increase in net unrealized depreciation on investments of $(2,434,635) and an increase in net unrealized appreciation on foreign currency translation of $437,590. The net change in unrealized appreciation or depreciation was primarily a result of declines in market quotations for the quoted investments in our portfolio, as well as reductions in the valuations of several unquoted investments, including Tygem Holdings, Inc. We believe the declines in valuations of our investments are due primarily to instability of the credit markets and changes in the current interest rate environment. The unrealized depreciation on investments does not have an impact on our current ability to pay distributions to stockholders.

Net increase (decrease) in net assets resulting from operations

The net increase (decrease) in net assets resulting from operations for the six months ended June 30, 2008 and 2007 was $(27,614,180), and $29,651,813, respectively. As compared to the prior period, the decrease primarily reflects the increase in net unrealized depreciation on investments.

Operating results for the year ended December 31, 2007 as compared to December 31, 2006 and the period July 25, 2005 (inception of operations) through December 31, 2005, which we refer to as the period ended December 31, 2005. Operating results for the period ended December 31, 2005 reflect our initial period of operations, during which our portfolio was primarily invested in temporary investments and are not necessarily indicative of a full year’s results.

Investment income

Investment income totaled $127,776,128, $53,892,435 and $10,004,626, respectively, for the years ended December 31, 2007 and 2006, and for the period ended December 31, 2005, of which $88,316,905, $39,541,255 and $1,253,427 were attributable to interest and fees on senior secured loans, $36,638,953, $4,189,990 and $215,359 to interest earned on other debt securities, $2,132,404, $461,223 and $34,791 to dividends from preferred equity securities and closed-end funds, $332,171, $9,577,833 and $8,501,049 to interest earned on short-term investments and cash equivalents, and $355,695, $122,134 and $0, to other income, respectively. The increase in operating income compared to each prior period reflects the growth of our portfolio and the transition of the portfolio from temporary to long-term investments.

Expenses

Net expenses for the years ended December 31, 2007 and 2006, and for the period ended December 31, 2005, were $51,930,356, $14,000,212 and $3,801,635, respectively, which consisted of $17,095,983, $6,780,053 and $2,334,922 in base management fees (net of base management fee waivers of $2,056,906, $4,314,255 and $2,334,922), $9,412,097, $4,443,298 and $0 in incentive management fees owed to the Advisor, $1,144,394, $760,188 and $508,950 in administrative services expenses, $1,249,491, $486,359 and $333,969 in professional fees, $399,385, $286,113 and $233,508 in director fees, $876,429, $469,287 and $138,405 in Advisor expenses, $341,016, $167,610 and $108,374 in insurance expenses, $20,272,906, $261,114 and $0 in interest expense and fees related to the Credit Facility, $387,706, $18,318 and $0 in amortization of debt issuance costs, $0, $0 and $57,056 in expenses related to the organization of the company and $726,914, $327,872 and $86,451 in other expenses, respectively. Excise tax expense of $24,035 was incurred during the year ended December 31, 2007. The increase in operating expenses compared to the prior periods reflects the growth of our portfolio and the incurrence of additional borrowing costs under our credit facility.

Net investment income

Net investment income was $75,845,772, $39,892,223 and $6,202,991, respectively, for the years ended December 31, 2007 and 2006, and for the period ended December 31, 2005 (which amounts would have been $73,788,866, $35,577,968 and $3,868,069, respectively, without base management fee waivers).

Net realized gain or loss

Net realized loss of $645,793 for the year ended December 31, 2007 was the result of $1,623,116 in net gains realized from the disposition of investments offset by $2,268,909 in net losses realized on foreign currency transactions during the year. For the year ended December 31, 2006, net realized gain was $479,397 as a result of $777,548 in net gains realized from the disposition of investments offset by $298,151 in net losses realized on foreign currency transactions during the year. For the period ended December 31, 2005 net realized gain was $1,141 as a result of the disposition of a senior secured loan.

Net unrealized appreciation or depreciation

For the years ended December 31, 2007 and 2006, and for the period ended December 31, 2005, the increase (decrease) in net unrealized appreciation was $(58,980,614), $1,183,036 and $240,236, respectively, which was comprised of a (decrease) increase in net unrealized appreciation on investments and cash equivalents of $(59,000,295), $1,646,103 and $240,236, respectively, and an increase (decrease) increase in net unrealized appreciation on foreign currency translations of $19,681, $(463,067) and $0, respectively. The net change in unrealized appreciation or depreciation was primarily a result of overall declines in market values for the quoted investments in our portfolio, as well as a reduction in the value of our unquoted investments in Tygem Holdings, Inc.

Net increase in net assets resulting from operations

The net increase in net assets resulting from operations for the years ended December 31, 2007 and 2006, and for the period ended December 31, 2005, was $16,219,365, $41,554,656 and $6,444,368, respectively.

Liquidity and capital resources

Since our inception, our liquidity and capital resources have been generated primarily through our initial private placement and initial public offering of common stock, our revolving credit facility, as well as cash flows from operations, including investments sales and prepayments and income earned from investments and cash equivalents. In the future, we may raise additional equity or debt capital through our shelf registration or may securitize a portion of our investments. The primary use of funds will be investments in portfolio companies, cash distributions to our stockholders, payments to service our debt and other general corporate purposes.

In July 2005, we completed a private placement of 35,366,589 shares of our common stock at a price of $15.00 per share that raised $529 million in net proceeds. On July 2, 2007, we completed an initial public offering of 10,000,000 shares of our common stock at a price of $16.00 per share that raised $150 million in net proceeds.

In March 2006, our Board of Directors authorized the issuance and sale from time to time of up to $2.5 million in aggregate net asset value of shares of our common stock to certain existing and future officers and employees of the Advisor at a price equal to the greater of $15.00 per share or our then current determined net asset value per share at the time of sale. Pursuant to this authorization, in April 2006 we issued and sold to certain employees of the Advisor in a private placement 54,000 shares of common stock for aggregate proceeds of $810,000. Also pursuant to this authorization, during the year ended December 31, 2007, we issued and sold to certain officers and employees of the Advisor in private placements a total of 89,604 shares of common stock for aggregate proceeds of approximately $1,354,000.

In August 2006, our Board of Directors authorized the issuance and sale from time to time of an indeterminate number of shares of our common stock to the Advisor at a price equal to our most recently determined net asset value per share at the time of sale, such shares to be used by the Advisor for employee compensation and other purposes. Pursuant to this authorization, during the year ended December 31, 2007, we issued and sold to the Advisor in private placements 184,300 shares of common stock for aggregate proceeds of approximately $2,791,000.

On December 28, 2007, we amended and restated our senior secured, multi-currency Credit Facility to provide us with $600,000,000 in total availability, consisting of $455,000,000 in revolving loan commitments and $145,000,000 in term loan commitments. Total revolving loan commitments reverted to $400,000,000 on April 14, 2008. Subject to certain conditions, we have the ability in the future to seek additional commitments from new and existing lenders up to an aggregate amount not to exceed $1,000,000,000 with respect to revolving loans and $395,000,000 with respect to term loans. The interest rate applicable to borrowings under the Credit Facility is generally LIBOR plus 87.5 basis points with respect to revolving loans and LIBOR plus 150 basis points with respect to term loans. The term loans mature on December 6, 2010, the termination date of the Credit Facility, and term loans, once repaid, may not be reborrowed. The Credit Facility will continue to be used to supplement our equity capital to make additional portfolio investments and for general corporate purposes. At June 30, 2008, we had approximately $484 million drawn and outstanding under the Credit Facility, with $61 million available to us.

On April 24, 2008, at our 2008 Annual Meeting of Stockholders, the holders of our common stock approved a proposal that would enable us, in one or more public or private offerings and with approval of our Board of Directors and subject to certain other conditions, to sell or otherwise issue shares of our common stock at a price below its then current net asset value. The authorization is effective for a period expiring on the earlier of April 24, 2009 or the date of our 2009 Annual Meeting of Stockholders, which is expected to be held in May 2009. Our Board of Directors has adopted a policy to limit our ability to sell common stock at a price below net asset value to circumstances in which the price per share of our common stock is equal to 95% or greater of its net asset value per share in effect on the date any such sale is priced.

On June 22, 2008, the owners of the Advisor amended its limited liability operating agreement to reduce the voting power of certain of its owners, which may enable us to enter into transactions with persons that previously would have been considered affiliated persons. The amendment may have been deemed to cause an “assignment,” as defined in the 1940 Act, of our investment management agreement and such an assignment results in termination of the agreement under the 1940 Act. Pursuant to the approval of our Board of Directors at an in-person meeting on March 5, 2008 and of our stockholders at our Annual Meeting of Stockholders on April 24, 2008, we have entered into a new investment management agreement, the terms of which are identical to the previous investment management agreement, except for the date of the agreement and the expiration of its initial term. The date of the new agreement is June 22, 2008 and its initial term expires on June 22, 2010.

On August 7, 2008, our Board of Directors approved a share repurchase plan under which we may repurchase up to 2.5% of our outstanding shares of common stock from time to time in open market or privately negotiated transactions. The repurchase plan does not obligate us to acquire any specific number of shares and may be discontinued at any time. We intend to fund any repurchases with available cash. The repurchase plan is expected to be in effect through the earlier of June 30, 2009 or until the approved number of shares have been repurchased.

On August 7, 2008, we adopted certain amendments to our by-laws to comply with requirements of The NASDAQ Global Select Market with respect to our ability to issue common stock in uncertificated form and to clarify our named officer positions.

Contractual Obligations

A summary of our significant contractual payment obligations for the repayment of outstanding borrowings under our Credit Facility at June 30, 2008 is as follows:

	Payments Due By Period (dollars in millions)
	Total	Less than 1 year	1-3 years	3-5 years	After 5 years
Credit Facility Payable(1)	$484	$—	$484	$—	$—

(1)	At June 30, 2008, $61 million remained unused under our credit facility.

We have entered into several contracts under which we have future commitments. Pursuant to an investment management agreement, the Advisor manages our day-to-day operations and provides investment advisory services to us. Payments under the investment management agreement are equal to a percentage of the value of our gross assets and an incentive fee. Under our administration agreement, the Administrator provides us with administrative services, facilities and personnel. Payments under the administration agreement are equal to an allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us, including rent and our allocable portion of the cost of certain of our officers and their respective staffs. Pursuant to various other agreements, subsidiaries of The PNC Financial Services Group, Inc. (“PNC”) provide custodian services, administrative and accounting services, transfer agency and compliance support services to us. Payments under such agreements are generally equal to a percentage of our average net assets plus reimbursement of reasonable expenses, and a base fee. Either party may terminate each of the investment management agreement, administration agreement and such other agreements without penalty upon not less than 60 days’ written notice to the other. See Note 3 to our financials statements for more information regarding these agreements.

Off-Balance sheet financing

At December 31, 2007, our only off-balance sheet contractual obligation or arrangement consisted of a commitment to make an equity investment of up to $2.5 million in an existing portfolio company. We had no off-balance sheet contractual obligations or arrangements at June 30, 2008.

Dividends

We intend to distribute quarterly dividends to our stockholders. Our quarterly dividends are determined by our Board of Directors. Dividends are declared considering our estimate of annual taxable income available for distribution to shareholders and the amount of taxable income carried over from the prior year for distribution in the current year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. Dividends declared since our inception have been as follows:

Dividend Amount Per Share Outstanding	Record Date	Pay Date
$0.20	December 31, 2005	January 31, 2006
$0.20	March 15, 2006	March 31, 2006
$0.23	June 15, 2006	June 30, 2006
$0.30	September 15, 2006	September 29, 2006
$0.42	December 31, 2006	January 31, 2007
$0.42	March 15, 2007	March 30, 2007
$0.42	May 15, 2007	May 31, 2007
$0.42	September 14, 2007	September 28, 2007
$0.43	December 14, 2007	December 31, 2007
$0.43	March 17, 2008	March 31, 2008
$0.43	June 16, 2008	June 30, 2008
$0.43	September 15, 2008	September 30, 2008

Tax characteristics of all dividends are reported to stockholders on Form 1099 after the end of the calendar year.

We have elected to be taxed as a RIC under Subchapter M of the Code. To maintain our RIC status and obtain favorable RIC tax treatment, we must distribute annually to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of:

•	98% of our ordinary income for the calendar year;

•	98% of our capital gains in excess of capital losses for the one-year period ending on October 31st; and

•	any ordinary income and net capital gains for preceding years that were not distributed during such years.

We may, at our discretion, carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on this income. If we choose to do so, all other things being equal, this would increase expenses and reduce the amount available to be distributed to our stockholders, which could result in lower returns to stockholders.

We will accrue excise tax on estimated taxable income as required. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment.

We maintain an “opt out” dividend reinvestment plan for our common stockholders, which we refer to as the Plan. As a result, if we declare a dividend, stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the Plan so as to receive cash dividends.

Under the terms of an amendment to the Plan adopted on March 11, 2008, dividends may be paid in newly issued or treasury shares of our common stock at a price equal to 95% of the market price on the dividend payment date. The amended Plan alleviates many of the timing and administrative issues that burdened us under the previous dividend reinvestment plan. The amended Plan means that, under certain circumstances, we may issue or sell shares of our common stock at a price that is less than our net asset value per share. See “Dividend Reinvestment Plan.”

Pursuant to the Plan, the dividend reinvestment price for the dividend paid to stockholders on June 30, 2008 was 95% of the closing market price of our common stock on that date, or $8.987 per common share, which was less than our net asset value. Reinvestment at this price resulted in dilution of our net asset value of approximately $0.09 per share at June 30, 2008.

We may not be able to achieve operating results that will allow us to make dividends and distributions at a specific level or to increase the amount of these dividends and distributions from time to time. In addition, we may be limited in our ability to make dividends and distributions due to the asset coverage test for borrowings when applicable to us as a BDC under the 1940 Act and due to provisions in our existing and future credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of favorable RIC tax treatment. We cannot assure stockholders that they will receive any dividends and distributions or dividends and distributions at a particular level.

With respect to the dividends paid to stockholders, income we receive from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies is treated as taxable income and accordingly, distributed to stockholders. For the three months and six months ended June 30, 2008, these fees totaled $1,734,438 and $2,571,938, respectively. For the years ended December 31, 2007 and 2006, these fees totaled $6,507,209 and $4,060,829, respectively. We anticipate earning additional upfront fees in the future and such fees may cause our taxable income to exceed our GAAP income, although the differences are expected to be temporary in nature.

Quantitative and qualitative disclosure about market risk

We are subject to financial market risks, including changes in interest rates. At June 30, 2008, 48% of our debt investments bore interest based on floating rates, such as LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate. The interest rates on such investments generally reset by reference to the current market index after one to six months.

To illustrate the potential impact of changes in interest rates, we have performed the following analysis based on our June 30, 2008 balance sheet and assuming no changes in our investment structure. Net asset value is analyzed using the assumptions that interest rates, as defined by the LIBOR and U.S. Treasury yield curves, increase or decrease and that the yield curves of the rate shocks will be parallel to each other. Under this analysis, an instantaneous 100 basis point increase in LIBOR and U.S. Treasury yields would cause a decline of approximately $14,400,000, or $0.27 per share, in the value of our net assets at June 30, 2008 and a corresponding 100 basis point decrease in LIBOR and U.S. Treasury yields would cause an increase of approximately $14,000,000, or $0.26 per share, in the value of our net assets on that date.

While hedging activities may help to insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments. We have not engaged in any interest rate hedging activity since our inception.

SENIOR SECURITIES

Information about our senior securities is shown in the following table for the periods ended December 31, 2007, 2006 and 2005, unless otherwise noted. The information for the years ended December 31, 2007, 2006 and 2005 has been derived from our financial statements which have been audited by Deloitte & Touche LLP. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Credit Facility
Fiscal 2008 (as of June 30, 2008, unaudited)	$484,000	$2,389	$—	N/A
Fiscal 2007 (as of December 31, 2007)	$381,300	$2,910	$—	N/A
Fiscal 2006 (as of December 31, 2006)	$164,000	$4,426	$—	N/A
Fiscal 2005 (as of December 31, 2005)	$0	0	$—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented (in 000’s).

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	Not applicable, as senior securities are not registered for public trading.

PRICE RANGE OF COMMON STOCK

Our common stock has been quoted on The NASDAQ Global Select Market under the symbol “BKCC” since June 27, 2007. The following table lists the high and low closing bid price for our common stock, the closing bid price as a percentage of net asset value, or NAV, and quarterly dividends per share since shares of our common stock began being regularly quoted on The NASDAQ Global Select Market. On October 21, 2008, the last reported closing price of our common stock was $9.14 per share.

		Closing Sales Price		Premium/ Discount of High Sales Price to NAV(2)	Premium/ Discount of Low Sales Price to NAV(2)	Declared Dividends
	NAV(1)	High	Low
Year Ending December 31, 2007
Second Quarter (period from June 27, 2007 to June 30, 2007)	$14.88	$14.75	$14.55	99%	98%	$0.42
Third Quarter	$14.51	$15.68	$12.61	108%	87%	$0.42
Fourth Quarter	$13.78	$15.56	$13.17	113%	96%	$0.43

Year Ending December 31, 2008
First Quarter	$12.60	$15.19	$10.65	121%	85%	$0.43
Second Quarter	$12.31	$13.46	$9.26	109%	75%	$0.43
Third Quarter	*	$11.89	$7.63	*	*	$0.43
Fourth Quarter (through October 21, 2008)	*	$11.29	$7.00	*	*	**

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as of the respective high or low closing sales price divided by NAV.

*	Net asset value has not yet been calculated for this period.
**	Dividend has not yet been declared for this period.

RATIO OF EARNINGS TO FIXED CHARGES

For the six months ended June 30, 2008 and the years ended December 31, 2007 and 2006, our ratios of earnings to fixed charges, computed as set forth below, were as follows:

	Six Months Ended June 30, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006
Earnings to Fixed Charges(1)	(1.8)	1.8	149.7

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase (decrease) in net assets resulting from operations plus fixed charges. Fixed charges include interest and credit facility fees and amortization of debt issuance costs. We had no fixed charges prior to the closing of our credit facility on December 6, 2006.

(1)	Earnings include the net change in unrealized appreciation or depreciation. Net change in unrealized appreciation or depreciation can vary substantially from year to year. Excluding the net change in unrealized appreciation or depreciation, the earnings to fixed charges ratio would be 4.6 for the six months ended June 30, 2008 and 3.6 and 144.5 for the years ended December 31, 2007 and 2006, respectively.

THE COMPANY

General

We provide middle-market companies with flexible financing solutions, including senior and junior secured, unsecured and subordinated debt securities and loans, and equity securities. Our strategy is to provide capital to meet our clients’ current and future needs across this spectrum, creating long-term partnerships with growing middle-market companies.

We are organized as an externally-managed, non-diversified closed-end management investment company. We have elected to be regulated as a BDC under the 1940 Act. In addition, for tax purposes we intend to continue to qualify as a RIC under the Code.

Our investment objective is to generate both current income and capital appreciation through our debt and equity investments. We invest primarily in middle-market companies and target investments throughout the capital structure that we believe provide an attractive risk-adjusted return. The term “middle-market” refers to companies with annual revenues typically between $50 million and $1 billion. Our targeted investment typically ranges between $10 million and $50 million, although the investment sizes may be more or less than the targeted range and the size of our investments may grow with our capital availability. We generally seek to invest in companies that operate in a broad variety of industries and that generate positive cash flows.

Although most of our investments are in senior and junior secured, unsecured and subordinated loans to U.S. private middle-market companies, we invest throughout the capital structure, which may include common and preferred equity, options and warrants, credit derivatives, high-yield bonds, distressed debt and other structured securities. We may from time-to-time invest up to 30% of our assets opportunistically in other types of investments, including securities of public companies, foreign securities and real estate related assets.

The senior and junior secured loans in which we invest generally have stated terms of three to ten years and the subordinated debt investments we make generally have stated terms of up to ten years, but the expected average life of such senior and junior secured loans and subordinated debt is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. The debt that we invest in typically is not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service or lower than “BBB-” by Standard & Poor’s Corporation). We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

We commenced operations on July 25, 2005, and completed our initial public offering on July 2, 2007. Since the commencement of our operations, the Advisor’s team of investment professionals, including our senior management, has evaluated more than 1,200 investment opportunities and completed more than 100 investments on our behalf, aggregating over $1.7 billion in capital provided to middle-market companies through June 30, 2008.

At June 30, 2008, our portfolio included investments in 64 portfolio companies with a total value of $1.15 billion. The weighted average yield of the debt and income producing equity securities in our portfolio was approximately 11.3% at June 30, 2008. Our largest portfolio company investment by value was approximately $49.8 million and our five largest portfolio company investments by value comprised approximately 18% of our portfolio at June 30, 2008. The following table provides selected financial information as of and for the periods ended June 30, 2008 and 2007 and December 31, 2007, 2006 and 2005.

(Dollars in thousands, except per share data)	Six months ended June 30, 2008	Six months ended June 30, 2007	Year ended December 31, 2007	Year ended December 31, 2006	Period from July 25, 2005* to December 31, 2005
	(unaudited)
Net Investment Income	$46,478	$31,373	$75,846	$39,892	$6,203
Net Realized and Unrealized Gain (Loss)	(74,092)	(1,721)	(59,626)	1,662	241
Net Increase (Decrease) in Net Assets Resulting from Operations	(27,614)	29,652	16,219	41,555	6,444
Dividends Per Share	0.86	0.84	1.69	1.15	0.20
Net Asset Value Per Common Share at Period End	12.31	14.88	13.78	14.93	14.95
Market Price Per Common Share at Period End(1)	9.46	14.75	15.28	—	—
Net Asset Value at Period End	672,186	761,180	728,192	561,800	528,705
Total Assets at Period End	1,172,424	1,261,519	1,121,821	766,259	542,226
Total Investment Portfolio at Period End(2)	1,154,144	1,085,803	1,103,349	757,331	539,409
Total Return(3)	(2.9%)	5.3%	3.4%	7.8%	1.0%
Yield on Long-Term Investments at Period End(4)	11.3%	12.5%	12.4%	12.5%	10.7%

*	Inception of operations.

(1)	The Company’s common stock commenced trading on The NASDAQ Global Select Market on June 27, 2007. There was no established public trading market for the stock prior to that date.

(2)	Including cash, cash equivalents and foreign currency.

(3)	Total return is based on the change in net asset value per common share during the period. The total returns for the six months ended June 30, 2008 and for the period June 26, 2007 through December 31, 2007 based on the change in market price per share during such periods were (32.7%) and 1.2%, respectively. Total return calculations take into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan and do not reflect brokerage commissions. Total return is not annualized.

(4)	Yield on long-term investments at period end represents the weighted average yield on the debt and income producing equity securities in the Company’s portfolio. Yields are computed using interest rates and dividend yields at period end and include amortization of loan origination and other upfront fees, original issue discount and market premium or discount, weighted by the amortized cost of the respective investment. Yields exclude common equity investments, preferred equity investments with no stated dividend rate, short-term investments, cash, cash equivalents and foreign currency.

BlackRock Kelso Capital Advisors

Our investment activities are managed by the Advisor. The Advisor is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. The Advisor is led by

James R. Maher, Chairman and Chief Executive Officer of the Company and the Advisor, and Michael B. Lazar, Chief Operating Officer of the Company and the Advisor. They are supported by the Advisor’s team of employees, including 15 investment professionals who have extensive experience in commercial lending, investment banking, accounting, corporate law and private equity investing.

The Advisor has an investment committee comprised of 12 members, including Messrs. Maher and Lazar and several senior executives of BlackRock and several of the Kelso Principals. The investment committee oversees the Advisor’s investment activities. We benefit from the extensive and varied relevant experience of the BlackRock executives and the Kelso Principals serving on the investment committee. Many of the BlackRock senior executives and the Kelso Principals who are members of the investment committee have worked together in a similar capacity since 1998. Although the BlackRock executives and Kelso Principals who serve on the investment committee bring the benefit of expertise they have gained at BlackRock, Kelso and elsewhere, neither of those organizations provides us with investment advice. Nevertheless, we benefit from the business and specific industry knowledge, transaction expertise and deal-sourcing capabilities of BlackRock. The Kelso Principals who serve on the investment committee bring the benefit of the expertise they gained at Kelso and elsewhere including providing access to a broad network of contacts.

Since BlackRock’s founding in 1988 primarily as an institutional fixed income manager, BlackRock has become a premier provider of global investment management, risk management and advisory services to institutional and retail clients. As of September 30, 2008, the assets under management of BlackRock were over $1.2 trillion. BlackRock manages assets on behalf of institutions and individuals worldwide through a variety of equity, fixed income, cash management and alternative investment products. In addition, a growing number of institutional investors use BlackRock Solutions® investment system, risk management and financial advisory services.

The Kelso Principals have an average tenure of at least fifteen years at Kelso. Kelso is a leading private equity firm and since 1980 has invested over $4.9 billion of private equity capital, primarily in middle-market companies across a broad range of industries and through different economic and interest rate environments. Kelso was organized in 1971 and has since made more than 90 private equity investments with total capitalization of approximately $31 billion. The firm typically makes investments in companies where key managers make significant investments and works in partnership with management teams to create value for investors. Through our relationship with the Kelso Principals, we have access to these management teams who can provide unique insight into the industries in which they operate. Although the Kelso Principals who serve on the investment committee bring the benefit of the expertise they have gained at Kelso and elsewhere, Kelso as an organization does not participate in the activities of the Advisor or advise us.

Administration

BlackRock, through its subsidiary, the Administrator, serves as our administrator and provides us with office space, equipment and office services. BlackRock oversees our financial records, assists in the preparation of reports to our stockholders and reports filed with the SEC and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Market opportunity

We believe the environment for investing in middle-market companies is attractive for several reasons, including:

Middle-market companies have faced increasing difficulty in accessing the capital markets. While many middle-market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult in recent years as institutional investors have sought to invest in larger, more liquid offerings.

There is a large pool of uninvested private equity capital likely to seek additional capital to support private investments. We believe there is a large pool of uninvested private equity capital available to middle-market companies. We expect that private equity firms will be active investors in middle-market companies and that these private equity firms will seek to supplement their investments with senior and junior debt securities and loans and equity co-investments from other sources, such as us. Record amounts of private equity capital have been raised in recent years. Since our commencement of operations in July 2005, we have invested in transactions involving more than 65 private equity firms in more than 100 different portfolio companies. We believe that our extensive relationships with private equity firms and other deal sourcing contacts is a competitive advantage and a source for future investment opportunities.

Middle-market companies are increasingly seeking private sources for debt and equity capital. The cost and effort associated with being a public company in the United States have become more onerous, causing many management teams to consider alternative liquidity strategies. We believe that many middle-market companies prefer to execute transactions with private capital providers such as us, rather than execute high-yield bond or equity transactions in the public markets, which may necessitate increased financial and regulatory compliance and reporting obligations. We believe there will be a continued opportunity to provide private debt and equity financing to middle-market companies and that we are well positioned to serve this market.

Consolidation among commercial banks has reduced the focus on middle-market business. We believe that many senior lenders have de-emphasized their service and product offerings to middle-market companies in favor of lending to large corporate clients, managing capital markets transactions and providing other non-credit services to their customers.

Recent disruptions within the credit markets generally have brought a reduction in competition and a more lender-friendly environment. Current credit market dislocation has caused many of the alternative methods of obtaining middle-market debt financing to significantly decrease in scope and availability while demand for financings has remained robust. We believe we are able to structure investments with lower leverage, better terms, higher yields, and longer duration than was typical before the recent market correction.

Competitive advantages

We believe we possess the following competitive advantages over many other capital providers to middle-market companies:

Demonstrated ability to deploy capital consistent with our investment policies. Since inception, we have invested in excess of $1.7 billion across more than 100 portfolio companies with more than 65 financial sponsors and have a portfolio yield of approximately 11.3% as of June 30, 2008. In 2007, we invested approximately $711 million of gross assets in new and existing portfolio companies.

Proven transaction sourcing strategy. Since the Advisor’s inception of operations, it has evaluated more than 1,200 potential investments and has a proven process through which it has invested in excess of $1.7 billion on our behalf through June 30, 2008. The Advisor identifies potential investments through its active transaction origination efforts. The origination efforts include calling on financial institutions such as investment banks, commercial banks, specialty finance companies and private equity firms; as well as on advisory firms, trade associations and the owners and managers of middle-market companies with whom its investment professionals and investment committee members have relationships. In addition to its investment professionals, senior members of the Advisor’s investment committee have relationships with a large and diverse group of financial intermediaries. We expect that our ability to leverage these relationships will continue to result in the referral of investment opportunities to us and provide us with a competitive advantage.

Access to BlackRock and Kelso Principals’ broad investing capabilities. Our Advisor’s relationship with BlackRock and the Kelso Principals provides access to extensive expertise across asset classes. The Advisor’s investment committee, which is comprised of individuals from BlackRock Kelso Capital Advisors, BlackRock and the Kelso Principals, and its team of dedicated investment professionals have had extensive experience in fixed-income, public equity and private equity investing. BlackRock has over 100 portfolio managers and 50 credit research analysts in the fixed income area, including a 23 person bank loan and high yield group. Collectively, members of the investment committee and the investment professionals of the Advisor have had experience investing in nearly every industry group in small, middle and large capitalization companies and at every level of the capital structure.

Highly experienced investment committee. Our investment activities are carried out by BlackRock Kelso Capital Advisors and led by James R. Maher and Michael B. Lazar with guidance from the Advisor’s investment committee. The investment committee is comprised of senior members of BlackRock and the Kelso Principals, including BlackRock’s Chief Executive Officer and two other members of its Management Committee. Many of the BlackRock senior executives and the Kelso Principals who are members of the investment committee have worked together in a similar capacity since 1998. These investment committee members are supported by a team of seasoned investment professionals of the Advisor who possess a broad range of transaction, financial, managerial and investment skills. Collectively, their involvement in our investment process provides us with substantial market insight and valuable access to investment opportunities. This insight and judgment enables us to achieve favorable risk-adjusted rates of return on the capital we deploy.

Disciplined investment process with focus on preservation of capital. In making investment decisions, the Advisor employs a disciplined and selective review process that focuses on, among other things, a thorough analysis of the underlying issuer’s business and the performance drivers of that business, as well as an assessment of the legal and economic features of each particular investment. As part of its review process, the Advisor draws on the industry expertise of its investment professionals, as well as on that of the members of its investment committee and BlackRock’s credit research analysts. Though each transaction involves a somewhat different approach, the Advisor undertakes a thorough due diligence analysis that leverages the capabilities of BlackRock and the Kelso Principals, including, for example, assessing business and industry prospects, conducting competitive analysis and meeting with management teams to get an insider’s view of the business or industry. This enables the Advisor to consider the total return on investment when evaluating each prospective portfolio company, seeking to minimize the risk of capital loss without forgoing potential for capital appreciation.

Cost-effective and high quality infrastructure. We benefit from the existing infrastructure and administrative capabilities of BlackRock. BlackRock serves as our administrator and provides us with office space, equipment and office services. It oversees our financial records, assists in the preparation of reports to our stockholders and reports filed with the SEC, and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. BlackRock has over 20 years of experience managing closed-end products and, as of June 30, 2008, advised a closed-end family of 107 active funds with approximately $43.6 billion in assets. Our relationship with BlackRock grants us access to BlackRock’s fund administration platform which we believe provides higher quality service and lower cost than traditionally available in the industry.

Leverage

We maintain a multi-currency $545 million senior secured credit facility with a group of lenders, under which we had approximately $484 million of indebtedness outstanding at June 30, 2008. Availability under the Credit Facility consists of $400 million in resolving loan commitments and $145 million in term loan commitments. The term loan commitments have been fully drawn and may not be reborrowed once repaid. The Credit Facility allows us to increase its size to $1.395 billion subject to certain conditions. The Credit Facility has a stated maturity of December 6, 2010 and the interest rate applicable to borrowings thereunder is generally LIBOR plus 87.5 basis points with respect to revolving loans and LIBOR plus 150 basis points with respect to term loans. We expect that our substantial debt capital resources will provide us with the flexibility to take advantage of market opportunities when they arise. See “Risks—Risks related to our business.”

Investment selection criteria

The Advisor chooses investments and constructs our portfolio based on the investment experience of its professionals and a detailed investment analysis for each investment opportunity. In analyzing each prospective portfolio company, the Advisor has identified several criteria it believes are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for the Advisor’s investment decisions on our behalf, although each prospective portfolio company may fail to meet one or more of these criteria. Generally, the Advisor seeks to utilize its access to information generated by its investment professionals and investment committee members to identify investment candidates and to structure investments quickly and effectively.

Value Orientation/Positive Cash Flow. The Advisor’s investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct value orientation. The Advisor focuses on companies in which it can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Typically, the Advisor does not invest in start-up companies or companies having speculative business plans.

Experienced Management. The Advisor generally requires that portfolio companies have an experienced management team. The Advisor also generally requires portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, which may include having significant equity interests.

Strong Competitive Position in Industry. The Advisor seeks to invest in companies that have strong market positions within their respective markets or market niches and are well positioned to capitalize on growth opportunities. The Advisor seeks companies that demonstrate significant competitive advantages versus their competitors, which it believes should help to protect their market position and profitability.

Exit Strategy. The Advisor seeks to invest in companies that it believes will provide a steady stream of cash flow to repay loans and/or build equity value. With respect to loans and debt securities, the Advisor expects that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, our investments will be a key means by which we exit these investments over time. In addition, the Advisor also seeks to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction. With respect to our equity investments, the Advisor will look to exit such investments via repurchases by the portfolio company, public offerings and sales pursuant to mergers and acquisitions transactions.

Liquidation Value of Assets. The prospective liquidation value of the assets, if any, collateralizing loans in which we invest is an important factor in the Advisor’s credit analysis. The Advisor emphasizes both tangible assets, such as accounts receivable, inventory, equipment and real estate, and intangible assets, such as intellectual property, customer lists, networks and databases.

Generally, the Advisor utilizes access to information generated by its investment professionals to identify investment candidates and to structure investments quickly and effectively. Furthermore, the Advisor seeks to identify those companies exhibiting superior fundamental risk-reward profiles and strong defensible business franchises while focusing on the relative value of the security in the company’s capital structure.

Investment selection process

The Advisor selectively narrows prospective investment opportunities through a process designed to identify the most attractive opportunities. If the senior investment professionals responsible for the transaction and the Advisor’s senior management determine that an investment opportunity merits pursuit, the Advisor engages in an intensive due diligence process. This process involves extensive research into the target company, its management, its industry, its growth prospects and its ability to withstand adverse conditions.

In conducting their due diligence, the Advisor’s investment professionals use publicly available information as well as information from their extensive relationships with former and current management teams, consultants, competitors and investment bankers, among others. Though each transaction involves a somewhat different approach, the Advisor often undertakes the following due diligence steps. Initially, the investment team involved in the transaction may meet with management to get an insider’s view of the business and probe for potential weaknesses in business prospects. They may also visit headquarters and company operations, meeting top- and middle-level executives. Independently from the company, the investment team may check management’s backgrounds and references. With information provided by the company, the investment team performs a detailed review of historical financial performance and the quality of earnings. To assess both business prospects and standard practices, they may contact customers and vendors and conduct a competitive analysis, comparing the company to its main competitors on an operating, financial, market share and valuation basis. The investment team also researches the industry for historic growth trends and future prospects utilizing industry analysts at BlackRock, third party research, industry association literature and general news. Furthermore, they assess asset value and the ability of physical infrastructure and information systems to handle anticipated growth and investigate any legal risks and the viability of current financial and accounting systems. Attorneys and independent accountants as well as outside advisors, as appropriate, may conduct additional due diligence on behalf of the Advisor.

After the Advisor has identified an investment opportunity and completed due diligence, the investment team involved in the transaction prepares a written investment analysis. Senior investment professionals involved in the transaction review the analysis, and if they are in favor of making the potential investment, present it first to Messrs. Maher and Lazar and then, if approved by Messrs. Maher and Lazar, to the Advisor’s investment committee. The investment committee is comprised of Messrs. Maher and Lazar and several senior executives of BlackRock and several of the Kelso Principals. Investment committee members have an average of over 20 years of investment experience in the fixed income and private equity markets. Each investment opportunity requires the consensus of the investment committee in order to be approved, except that investments of less than approximately 3% of our net assets may be made without the prior approval of the investment committee if approved by Messrs. Maher and Lazar and two other members of the investment committee, one of whom must be an individual from BlackRock and the other a Kelso Principal. In addition, certain follow-on investments in existing portfolio companies do not require investment committee approval beyond that obtained when the initial investment in the company was made. Temporary investments, such as those in cash equivalents, U.S. Government Securities and other high quality debt investments that mature in one year or less, do not require approval by the investment committee.

Investment structure

Once the Advisor determines that a prospective portfolio company is a suitable investment, it works with the management of that company, any intermediaries and other capital providers, including senior and junior debt security investors and equity capital providers, to structure an investment quickly and effectively.

We invest in portfolio companies primarily in the form of senior and junior secured loans and unsecured and subordinated loans. The senior and junior secured loans generally have terms of three to ten years. We obtain security interests in the assets of our portfolio companies that serve as collateral in support of the repayment of the senior and junior secured loans. The collateral may take the form of first or second priority liens on the assets of a portfolio company.

The Advisor structures unsecured and subordinated debt securities and loans to have relatively high, floating or fixed interest rates that provide us with current investment income. These debt securities and loans generally have terms of up to ten years. Such unsecured and subordinated debt securities and loans may have interest-only payments in the early years, with amortization of principal deferred to the later years of the loan. Also, some of these loans will be collateralized by a subordinate lien on some or all of the assets of the company.

In some cases, our debt investments may provide for a portion of the interest payable to be PIK interest. To the extent interest is PIK, it will be payable through the increase of the principal amount of the loan by the amount of the interest due on the then-outstanding principal amount of the loan. PIK interest is taxable income and is therefore generally distributed.

In the case of the senior secured and junior loans, the Advisor tailors the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that aims to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, the Advisor seeks to limit the downside potential of our investments. The Advisor may accomplish this through requiring a total return on our investment (including both interest and potential equity appreciation) that compensates us for credit risk or through incorporating call protection into the investment structure. The Advisor may also negotiate covenants in connection with our investments that protect the preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

In general, our debt investments include financial covenants and terms that require the portfolio company to reduce leverage over time, thereby enhancing its credit quality. These methods may include: maintenance leverage covenants requiring a decreasing ratio of debt to cash flow; maintenance cash flow covenants requiring an increasing ratio of cash flow to interest expense and possibly other cash expenses such as capital expenditures, cash payments of taxes and mandatory principal payments; and debt incurrence prohibitions, limiting a company’s ability to relever its balance sheet; among others. In addition, limitations on asset sales and capital expenditures prevent a company from changing the nature of its business or capitalization without our consent.

Our debt investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Warrants we receive with our debt may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We generally seek to structure the warrants to provide provisions protecting our rights as a minority-interest holder, and we generally seek to structure puts or rights to sell such securities back to the company upon the occurrence of specified events.

Our equity investments may consist of preferred equity that pay dividends on a current basis or preferred equity that does not pay current dividends. Preferred equity generally has a preference over common equity as to distributions on liquidations and dividends. In some cases, we may acquire common equity. Our equity investments are frequently not control-oriented investments, and in many cases, we acquire equity securities as part of a group of private equity investors in which we are not the lead investor. Our preferred and common equity investments are typically made in conjunction with loans to these companies.

Ongoing relationship with portfolio companies

The Advisor monitors our portfolio companies on an ongoing basis. The Advisor monitors the financial trends of each portfolio company to determine if it is meeting its business plans and to assess the appropriate course of action for each company.

The Advisor has several methods of evaluating and monitoring the performance and fair values of our investments, which may include the following and other methods:

•	assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

•	periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	comparisons to other companies in the industry;

•	attendance at and participation in board meetings;

•	review of interim and annual financial statements and financial projections for portfolio companies; and

•	retention of third-party valuation firms to assist in determination of fair value.

Managerial assistance

As a BDC, we offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance or exercising strategic or managerial influence over such companies. We may receive fees for these services. The Advisor will provide managerial assistance on our behalf to those portfolio companies that request this assistance. Employees of the Advisor have experience providing managerial assistance to private operating companies like our portfolio companies, and such assistance has tended to be related to board representation and to strategic and financing transactions. The Advisor will generally not receive any direct compensation from our portfolio companies for providing managerial assistance although it may do so from time to time.

Investment rating system

The Advisor employs a grading system for our entire portfolio. The Advisor grades all loans on a scale of 1 to 4. This system is intended to reflect the performance of the borrower’s business, the collateral coverage of the loans and other factors considered relevant. Generally, the Advisor assigns only one loan grade to each portfolio company for all loan investments in that portfolio company; however, the Advisor will assign multiple ratings when appropriate for different investments in one portfolio company. The following is a description of the conditions associated with each investment rating:

Grade 1: Investments in portfolio companies whose performance is substantially within the Advisor’s expectations and whose risk factors are neutral to favorable to those at the time of the original investment.

Grade 2: Investments in portfolio companies whose performance is below the Advisor’s expectations and that require closer monitoring; however, no loss of investment return (interest and/or dividends) or principal is expected.

Grade 3: Investments in portfolio companies whose performance is below the Advisor’s expectations and for which risk has increased materially since origination. Some loss of investment return is expected, but no loss of principal is expected. Companies graded 3 will generally be out of compliance with debt covenants and will be unlikely to make debt repayments on their original schedule.

Grade 4: Investments in portfolio companies whose performance is materially below the Advisor’s expectations where business trends have deteriorated and risk factors have increased substantially since the original investment. Investments graded 4 are those for which some loss of principal is expected.

The Advisor monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, the Advisor and our Board of Directors review these investment ratings on a quarterly basis. Our average investment rating was 1.32 at June 30, 2008. The following is a distribution of the investment ratings of our portfolio companies as of June 30, 2008 and December 31, 2007:

	June 30, 2008	December 31, 2007
Grade 1	$856,260,053	$910,545,131
Grade 2	252,403,408	154,212,434
Grade 3	21,953,278	17,888,578
Grade 4	25,175,821	21,198,500

Total investments including unearned income	1,155,792,560	1,103,844,643
Unearned income	(6,583,468)	(5,583,857)

Total investments	$1,149,209,092	$1,098,260,786

The investment rating process begins with each portfolio company or investment being initially evaluated by the transaction team, led by a senior investment professional who is responsible for the portfolio company relationship. This generally is completed no less frequently than quarterly. At the Advisor’s weekly investment professionals’ meeting, the transaction team presents an update on the activities of any company rated below Grade 1. Each quarter, all investment professionals attend a separate investment rating meeting. At these quarterly meetings, the transaction team responsible for each portfolio investment reviews each portfolio company and suggests a rating for each investment for discussion among the investment professionals. At the conclusion of discussion, and subject to the approval of the Advisor’s chief executive officer and chief operating officer, the Advisor’s chief financial officer records the internal investment ratings for review by the Board of Directors quarterly.

Competition

Our primary competitors provide financing to middle-market companies, including public and private funds, commercial and investment banks, commercial financing companies, BDCs, insurance companies and, to the extent they provide an alternative form of financing, private equity funds. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including investments in middle-market companies. As a result of these new entrants, competition for investment opportunities at middle- market companies has intensified. Many of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the restrictions that the Code imposes on us as a RIC.

Staffing

Services necessary for our business are provided by individuals who are employees of the Advisor or the Administrator, pursuant to the terms of the investment management agreement and the administration agreement. Each of our executive officers is an employee of the Advisor or the Administrator. Our executive officers are also executive officers of the Advisor. Our day-to-day investment operations are managed by the Advisor. The Advisor currently has 17 investment professionals who focus on origination and transaction development and monitoring of our investments, and expects to hire additional professionals in the future. We reimburse the Advisor for costs and expenses incurred by the Advisor for office space rental, office equipment and utilities allocable to the performance by the Advisor of its duties under the investment management agreement, as well as any costs and expenses incurred by the Advisor relating to any non-investment advisory, administrative or operating services provided by the Advisor to us. In addition, we reimburse the Administrator for our allocable portion of expenses it incurs in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staffs.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our administrative and principal executive offices are located at 40 East 52nd Street, New York, NY 10022. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

We and the Advisor are not currently subject to any material legal proceedings.

Portfolio composition

We have created a portfolio that includes senior and junior secured, senior and junior unsecured and subordinated loans to U.S. private middle-market companies. We invest a range of $10 million to $50 million of capital, on average, per transaction, although the investment sizes may be more or less and are expected to grow with our capital availability. Although most of our investments are in senior and junior secured, senior and junior unsecured and subordinated loans to U.S. private middle-market companies, we invest throughout the capital structure of these companies in other securities, which may include common and preferred equity, options and warrants, credit derivatives, high-yield bonds, distressed debt and other structured securities. We generally seek to invest in companies that operate in a broad variety of industries and that generate positive cash flows. While our focus is to generate current income through these investments, we also seek capital appreciation.

Structurally, subordinated loans usually rank junior in priority of payment to senior debt, such as senior bank debt, and are often unsecured. As such, other creditors may rank senior to us in the event of an insolvency. However, subordinated loans rank senior to common and preferred equity in a borrowers’ capital structure. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, subordinated loans generally earn a higher return than senior secured loans. We believe that subordinated loans offer an attractive alternative investment opportunity. In many cases investors in subordinated loans receive opportunities to invest directly in the equity securities of borrowers, and from time to time, may also receive warrants to purchase equity securities.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds.

We generally are not permitted to invest in any private company in which BlackRock, Kelso, or any of their affiliates holds an existing investment, except to the extent permitted by the 1940 Act. We may, however, co-invest on a concurrent basis with other affiliates of BlackRock or Kelso, subject to compliance with such affiliates’ allocation procedures.

At June 30, 2008, our net portfolio was invested 60% in senior secured loans, 31% in unsecured or subordinated debt securities notes, 5% in senior secured notes, 4% in equity investments and less than 1% in cash, cash equivalents and foreign currency.

The industry composition of the portfolio at fair value at June 30, 2008 and December 31, 2007 was as follows:

Industry	June 30, 2008	December 31, 2007
Printing, Publishing and Media	10.9%	12.5%
Other Services	10.4	10.9
Business Services	9.9	10.6
Consumer Products	9.1	10.4
Healthcare	7.4	6.1
Manufacturing	7.0	8.1
Electronics	6.0	4.9
Retail	5.6	4.8
Beverage, Food and Tobacco	5.2	6.8
Chemicals	4.9	4.0
Transportation	4.3	4.0
Distribution	3.9	2.3
Metals	3.8	1.4
Entertainment and Leisure	3.7	5.2
Utilities	2.9	3.1
Finance	2.7	1.5
Containers and Packaging	1.9	2.7
Building and Real Estate	0.4	0.7

Total	100.0%	100.0%

PORTFOLIO COMPANIES

The following is a listing of each portfolio company or its affiliate, together referred to as portfolio companies, in which we had an investment at June 30, 2008. Percentages shown for class of securities held by us represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership. Percentages shown for equity securities other than warrants or options represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own on a fully diluted basis assuming we exercise our warrants or options.

We make available significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies’ board of directors, and may have one or more voting seats on their boards.

For more information relating to our investments in portfolio companies, see our schedules of investments included in our financial statements appearing elsewhere in this prospectus.

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at June 30, 2008
				(Unaudited)
Senior Secured Notes
AGY Holding Corp. 2558 Wagener Road Aiken, SC 29801	Glass Yarns/ Fibers	Senior Secured Notes, Second Lien	—	$21,913,750

TriMark Acquisition Corp. 505 Collins Street South Attleboro, MA 07703	Food Service Equipment	Senior Secured Notes, Second Lien	—	30,578,200

Total Senior Secured Notes.				$52,491,950

Unsecured Debt
AMC Entertainment Holdings, Inc. 920 Main Street Kansas City, MO 64105	Entertainment	Unsecured Debt	—	$11,053,444

ASM Intermediate Holdings Corp. II 19100 Von Karman Avenue, Suite 300 Irvine, CA 92612	Marketing Services	Unsecured Debt	—	45,057,292

BE Foods Investments, Inc. 90 Linden Oaks Rochester, NY 14602	Food	Unsecured Debt	—	24,532,845

Big Dumpster Acquisition, Inc. 25800 Science Park Drive Suite 140 Beachwood, OH 44122	Waste Management Equipment	Unsecured Debt	—	35,042,614

Lucite International Luxembourg Finance S.àr.l. Queens Gate 15-17 Queens Terrace Southampton, SO14 5BP United Kingdom	Chemicals	Unsecured Debt	—	11,843,837

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at June 30, 2008
				(Unaudited)

Marquette Transportation Company Holdings, LLC(1) 2308 S. Fourth Street Paducah, KY 42002	Transportation	Unsecured Debt	—	$45,423,354

Marsico Parent Holdco, LLC et al. 1200 17th Street Suite 1600 Denver, CO 80202	Finance	Unsecured Debt	—	8,440,313

Marsico Parent Superholdco, LLC et al. 1200 17th Street Suite 1600 Denver, CO 80202	Finance	Unsecured Debt	—	5,568,789

Total Unsecured Debt				$186,962,488

Subordinated Debt
A & A Manufacturing Co., Inc. 2300 S. Calhoun Road New Berlin, WI 53151	Protective Enclosures	Subordinated Debt	—	$18,966,100

Advanstar, Inc. 641 Lexington Avenue, 8th Floor New York, NY 10022	Printing/ Publishing	Subordinated Debt	—	5,428,574

Al Solutions, Inc.(2) South Chester Street New Cumberland, WV 26047	Metals	Subordinated Debt	—	9,766,900

Conney Safety Products, LLC 3202 Latham Drive Suite 1600 Madison, WI 53744	Safety Products	Subordinated Debt	—	30,000,000

DynaVox Systems LLC(3) 2100 Wharton Street, Suite 400 Pittsburgh, PA 15203	Augmentative Communication Products	Subordinated Debt	—	31,000,000

Mattress Giant Corporation 14655 Midway Road, Suite 100 Addison, TX 75001	Bedding —Retail	Subordinated Debt	—	14,102,028

MediMedia USA, Inc. 26 Main Street Chatham, NJ 07928	Information Services	Subordinated Debt	—	8,000,000

The Pay-O-Matic Corp. 160 Oak Drive Syosset, NY 11791	Financial Services	Subordinated Debt	—	15,138,650

PGA Holdings, Inc. 404 Columbia Place South Bend, IN 46601	Healthcare Services	Subordinated Debt	—	4,900,000

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at June 30, 2008
				(Unaudited)

Sentry Security Systems, LLC 7608 Fairfield Road Columbia, SC 29203	Security Services	Subordinated Debt	—	$10,430,828

Tri-anim Health Services, Inc. et al. 13170 Telfair Avenue Sylmar, CA 91342	Healthcare Products	Subordinated Debt	—	15,021,667

U.S. Security Holdings, Inc. 200 Mansell Court East Suite 500 Roswell, GA 30076-9458	Security Services	Subordinated Debt	—	6,510,000

Wastequip, Inc. 25800 Science Park Drive Suite 140 Beachwood, OH 44122	Waste Management Equipment	Subordinated Debt	—	7,638,543

Total Subordinated Debt.				$176,903,290

Senior Secured Loans
Advanstar Communications, Inc. 641 Lexington Avenue, 8th Floor New York, NY 10022	Printing/ Publishing	Senior Secured Loans, Second Lien	—	$11,173,337

Alpha Media Group Inc. 1040 Avenue of the Americas New York, NY 10018	Publishing	Senior Secured Loans, Second Lien	—	18,000,000

American Residential Services L.L.C. 860 Ridge Lake Boulevard Mail Stop A3-1860 Memphis, TN 38120	HVAC/ Plumbing Services	Senior Secured Loans, Second Lien	—	40,000,000

American Safety Razor Company, LLC 240 Cedar Knolls Road Suite 401 Cedar Knolls, NJ 07927	Consumer Products	Senior Secured Loans, Second Lien	—	9,200,000

American SportWorks LLC(4) 4404 Engle Ridge Drive Fort Wayne, IN 46804	Utility Vehicles	Senior Secured Loans, Second Lien	—	13,403,274

AmQuip Crane Rental LLC 777 Winks Lane Salem, PA 19020	Construction Equipment	Senior Secured Loans, Second Lien	—	20,460,000

Applied Tech Products Corp. et al. 565 Swedesford Road, Suite 315 Wayne, PA 19087	Plastic Packaging	Senior Secured Loans, Tranche A, First Lien	—	1,353,134

		Senior Secured Loans, Tranche B, Second Lien	—	130,300

		Senior Secured Loans, Tranche C, Third Lien	—	—

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at June 30, 2008
				(Unaudited)

Arclin US Holdings Inc. 5865 McLaughlin Road, Unit 3 Mississauga, Ontario L5R 1B8 Canada	Chemicals	Senior Secured Loans, Second Lien	—	$13,771,200

Bankruptcy Management Solutions, Inc. 8 Corporate Park, Suite 210 Irvine, CA 92614	Software	Senior Secured Loans, Second Lien	—	18,299,063

The Bargain! Shop Holdings Inc. Suite 202-1551 Caterpillar Road Mississauga, Ontario L4X 2Z6 Canada	Discount Stores	Senior Secured Loans, Term Loan A, First Lien	—	13,967,753

		Senior Secured Loans, Term Loan B, First Lien	—	19,199,661

Berlin Packaging L.L.C. 111 North Canal Street, Suite 300 Chicago, IL 60606	Rigid Packaging	Senior Secured Loans, Second Lien	—	20,400,000

Champion Energy Corporation et al. One Radisson Plaza Suite 801 New Rochelle, NY 10801	Heating and Oil Services	Senior Secured Loans, First Lien	—	34,000,000

Custom Direct, Inc. et al. 1802 Fashion Court Joppa, MD 21085	Printing	Senior Secured Loans, Second Lien	—	6,500,000

Deluxe Entertainment Services Group Inc. 35 East 62nd Street New York, NY 10021	Entertainment	Senior Secured Loans, Second Lien	—	7,200,000

Electrical Components International Holdings Company 101 South Hanley Road Suite #1050 St. Louis, MO 63105	Electronics	Senior Secured Loans, Second Lien	—	9,000,000

Event Rentals, Inc. 2310 E. Imperial Hwy El Segundo, CA 90245	Party Rentals	Senior Secured Loans, Acquisition Loan, First Lien	—	14,850,000

Facet Technologies, LLC 1850 Parkway Place Suite 900 Marietta, GA 30067	Medical Devices	Senior Secured Loans, Second Lien	—	27,135,000

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at June 30, 2008
				(Unaudited)

Fairway Group Holdings Corp. et al. 2284 12th Avenue New York, NY 10027	Retail Grocery	Senior Secured Loans, Term B Loan, First Lien	—	$1,485,000

		Senior Secured Loans, Term C Loan, Second Lien	—	11,660,773

Fitness Together Franchise Corporation 9092 S. Ridgeline Blvd., Suite A Highlands Ranch, CO 80129-1000	Personal Fitness	Senior Secured Loans, First Lien	—	12,905,519

Heartland Automotive Services II Inc. et al. 11308 Davenport Street Omaha, NE 68514	Automobile Repair	Senior Secured Loans, Term Loan A, First Lien	—	3,108,105

		Senior Secured Loans, Acquisition Loan, First Lien	—	1,520,862

HIT Entertainment, Inc. 15 Portland Place London, United Kingdom W1B 1PT	Entertainment	Senior Secured Loans, Second Lien	—	830,000

InterMedia Outdoor, Inc. 405 Lexington Avenue, 48th Floor New York, NY 10174	Printing/ Publishing	Senior Secured Loans, Second Lien	—	8,000,000

Isola USA Corp. 165 South Price Road Chandler, AZ 85224	Electronics	Senior Secured Loans, First Lien	—	8,220,921

		Senior Secured Loans, Second Lien	—	20,000,000

Kaz, Inc. et al. 1775 Broadway, Suite 2405 New York, NY 10019	Consumer Products	Senior Secured Loans, M&E Loan, First Lien	—	3,000,000

		Senior Secured Loans, First Lien	—	34,994,566

LJVH Holdings Inc. 8300 19th Avenue Montreal, Québec H1Z 4J8 Canada	Speciality Coffee	Senior Secured Loans, Second Lien	—	21,250,000

MCCI Group Holdings, LLC c/o Medical Care Consortium, Inc., 4960 SW 72nd Street, Suite 406 Miami, FL 33155	Healthcare Services	Senior Secured Loans, Second Lien	—	29,000,000

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at June 30, 2008
				(Unaudited)

NAMIC/VA, Inc. 100 Boston Scientific Way Marlborough, MA 01752	Healthcare Services	Senior Secured Loans, Second Lien	—	$14,700,000

New Enterprise Stone & Lime Co., Inc. 3912 Brumbaugh Road New Enterprise, PA 16664	Mining/ Construction	Senior Secured Loans, Second Lien	—	34,300,000

Oriental Trading Company, Inc. 4206 South 108th Street Omaha, NE 68137	Party Supplies and Novelties	Senior Secured Loans, Second Lien	—	2,150,001

Penton Media, Inc. et al.(5) 249 West 17th Street New York, NY 10011	Information Services	Senior Secured Loans, Second Lien	—	18,590,000

Physiotherapy Associates, Inc. et al. Valleybrooke Corporate Center 101 Lindenwood Drive Suite 420 Malvern, PA 19355	Rehabilitation Centers	Senior Secured Loans, Second Lien	—	13,600,000

PQ Corporation 1200 West Swedesford Road Berwyn, PA 19312	Specialty Chemicals	Senior Secured Loans, Second Lien	—	8,700,000

Precision Parts International Services Corp. et al. 229 Austin Rochester Hills, MI 48309	Automotive Parts	Senior Secured Loans, First Lien	—	2,313,954

Premier Yachts, Inc. et al. 401 East Illinois Street, Suite 425 Chicago, IL 60611	Entertainment Cruises	Senior Secured Loans, Term A, First Lien	—	7,608,191

		Senior Secured Loans, Term B, First Lien	—	1,911,627

Stolle Machinery Company, LLC 6949 S. Potomac Street Centennial, CO 80112	Canning Machinery	Senior Secured Loans, Second Lien	—	5,652,500

Sunrise Medical LTC LLC et al. c/o Joerns Healthcare, LLC 5001 Joerns Drive Stevens Point, WI 54481	Healthcare Equipment	Senior Secured Loans, Second Lien	—	14,400,000

Total Safety U.S. Inc. 11111 Wilcrest Green, Suite 300 Houston, TX 77042	Industrial Safety Equipment	Senior Secured Loans, Second Lien	—	8,370,000

United Subcontractors, Inc. 5201 Eden Avenue, Suite 220 Edina, MN 55436	Building and Construction	Senior Secured Loans, Second Lien	—	5,103,967

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at June 30, 2008
				(Unaudited)

Water Pik, Inc. 1730 East Prospect Road Fort Collins, CO 80553	Consumer Products	Senior Secured Loans, Second Lien	—	$27,900,000

WBS Group LLC et al. 405 Park Avenue New York, NY 11002	Software	Senior Secured Loans, Second Lien	—	17,200,000

Wembley, Inc. 591 West Putnam Avenue Greenwich, CT 06830	Gaming	Senior Secured Loans, Second Lien	—	325,000

Westward Dough Operating Company, LLC 313 Pilot Road, Suite A Las Vegas, NE 89119	Restaurants	Senior Secured Loans, Term Loan A, First Lien	—	6,308,000

		Senior Secured Loans, Term Loan B, First Lien	—	7,972,300

York Tape & Label, Inc. et al. 13321 California Street, Suite 400 Omaha, NE 68154	Printing	Senior Secured Loans, Second Lien	—	44,293,421

Total Senior Secured Loans				$695,417,429

Preferred Stock
Facet Holdings Corp. 1850 Parkway Place, Suite 900 Marietta, GA 30067	Medical Devices	Preferred Stock, Class A	3.4%	$—

Fitness Together Holdings, Inc. 9092 S. Ridgeline Blvd., Suite A Highlands Ranch, CO 80129-1000	Personal Fitness	Preferred Stock, Series A	3.1%	187,500

M & M Tradition Holdings Corp. 4001 Mark IV Parkway Fort Worth, TX 76106	Sheet Metal Fabrication	Preferred Stock	100.0%	5,537,280

Tygem Holdings, Inc.(2) c/o Al Solutions, Inc. South Chester Street New Cumberland, WV 26047	Metals	Preferred Stock	70.2%	—
		Preferred Stock, Series B	100.0%	—

Total Preferred Stock				$5,724,780

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at June 30, 2008
				(Unaudited)
Common Stock
BKC ASW Blocker, Inc. 40 East 52nd Street New York, NY 10022	Utility Vehicles	Common Stock	— (4)	$394,149

BKC DVSH Blocker, Inc. 40 East 52nd Street New York, NY 10022	Augmentative Communication Products	Common Stock	— (3)	1,000,000

BKC MTCH Blocker, Inc. 40 East 52nd Street New York, NY 10022	Transportation	Common Stock	— (1)	4,400,000

Facet Holdings Corp. 1850 Parkway Place, Suite 900 Marietta, GA 30067	Medical Devices	Common Stock	3.0%	—

Fitness Together Holdings, Inc. 9092 S. Ridgeline Blvd., Suite A Highlands Ranch, CO 80129-1000	Personal Fitness	Common Stock	2.5%	43,600

M & M Tradition Holdings Corp. 4001 Mark IV Parkway Fort Worth, TX 76106	Sheet Metal Fabrication	Common Stock	12.9%	5,310,000

MGHC Holding Corporation c/o Mattress Giant Corporation 14655 Midway Road, Suite 100 Addison, TX 75001	Bedding—Retail	Common Stock	1.9%	38,400

Tygem Holdings, Inc.(2) c/o Al Solutions, Inc. South Chester Street New Cumberland, WV 26047	Metals	Common Stock	59.3%	—

Total Common Stock				$11,186,149

Limited Partnership/Limited Liability Company Interests
ARS Investment Holdings, LLC 860 Ridge Lake Boulevard Mail Stop 43-1860 Memphis, TN 38120	HVAC/ Plumbing Services	Limited Liability Company Interest	1.0%	$560,000

Big Dumpster Coinvestment, LLC 25800 Science Park Drive Suite 140 Beachwood, OH 44122	Waste Management Equipment	Limited Liability Company Interest	3.7%	1,000,000

Marsico Parent Superholdco, LLC 1200 17th Street Suite 1600 Denver, CO 80202	Finance	Limited Liability Company Interest	2.3%	1,540,000

PG Holdco, LLC 404 Columbia Place South Bend, IN 46601	Healthcare Services	Limited Liability Company Interest, Preferred Units	0.1%	333,333

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at June 30, 2008
				(Unaudited)
PG Holdco, LLC 404 Columbia Place South Bend, IN 46601	Healthcare Services	Limited Liability Company Interest, Class A Units	0.1%	$166,667

Prism Business Media Holdings LLC(5) 249 West 17th Street New York, NY 10011	Information Services	Limited Liability Company Interest	5.8%	13,540,000

Sentry Common Investors, LLC 7608 Fairfield Road Columbia, SC 29203	Security Services	Limited Liability Company Interest	3.3%	73,900

Sentry Security Systems Holdings, LLC 7608 Fairfield Road Columbia, SC 29203	Security Services	Limited Liability Company Interest	3.8%	602,729

WBS Group Holdings, LLC. 405 Park Avenue New York, NY 11002	Software	Limited Liability Company Interest	61.5%	8,000,000

Total Limited Partnership/Limited Liability Company Interests				$25,816,629

Equity Warrants/Options
ATEP Holdings, Inc. 565 Swedesford Road, Suite 315 Wayne, PA 19087	Plastic Packaging	Equity Warrants	0.5%	$—

ATH Holdings, Inc. 565 Swedesford Road, Suite 315 Wayne, PA 19087	Plastic Packaging	Equity Warrants	0.5%	—

ATPP Holdings, Inc. 565 Swedesford Road, Suite 315 Wayne, PA 19087	Plastic Packaging	Equity Warrants	0.5%	—

ATPR Holdings, Inc. 565 Swedesford Road, Suite 315 Wayne, PA 19087	Plastic Packaging	Equity Warrants	0.5%	—

Fitness Together Holdings, Inc. 9092 S. Ridgeline Blvd., Suite A Highlands Ranch, CO 80129-1000	Personal Fitness	Equity Warrants	4.0%	39,000

Kaz, Inc. 1775 Broadway, Suite 2405 New York, NY 10019	Consumer Products	Equity Warrants	6.0%	466,745

Marsico Superholdco SPV, LLC 1200 17th Street Suite 1600 Denver, CO 80202	Finance	Equity Options	0.3%	784,100

Total Equity Warrants/Options				$1,289,845

(1)	We are the sole stockholder of BKC MTCH Blocker, Inc., which is the beneficiary of 1.3% of the voting securities of Marquette Transportation Company Holdings, LLC.

(2)	We own 59.3% of the common stock, 70.2% of the preferred stock and 100.0% of the Series B preferred stock of Tygem Holdings, Inc., which owns all of the common stock of Al Solutions, Inc.

(3)	We are the sole stockholder of BKC DVSH Blocker, Inc., which is the beneficiary of 1.5% of the voting securities of DynaVox Systems Holdings LLC, which owns all of the voting securities of DynaVox Systems LLC.

(4)	We are the sole stockholder of BKC ASW Blocker, Inc., which is the beneficiary of 6.0% of the voting securities of American SportWorks, LLC.

(5)	Through our ownership of limited liability company interests of Prism Business Media Holdings LLC, we are the beneficiary of 5.8% of the voting securities of Penton Media, Inc. et al.

Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets at June 30, 2008 or in which we own 5% or more of the company’s voting securities.

Al Solutions, Inc./Tygem Holdings, Inc.

Tygem Holdings, Inc. is a holding company for Al Solutions, Inc., which is a producer of titanium and zirconium alloying products for the aluminum industry. Through a proprietary production process, the company reprocesses titanium and zirconium scrap to produce high quality inputs for grain refinement and production of aluminum alloys.

American SportWorks LLC/BKC ASW Blocker, Inc.

BKC ASW Blocker, Inc. is a holding company for our investment in American SportWorks LLC, which is a maker of utility vehicles (UTVs) and an importer, assembler and distributor of all-terrain vehicles (ATVs) and go-karts. The company maintains an extensive network of independent service centers to provide aftermarket support and training to purchasers of its products.

M & M Tradition Holdings Corp.

M & M Tradition Holdings Corp. is a holding company for M & M Manufacturing Company, which is a diversified fabricator of custom sheet metal products, primarily serving the air distribution and ventilation market. The company manufactures air ventilation ducts and fittings for residential and commercial uses and fabricates precision sheet metal parts for a variety of industries.

Penton Media, Inc. et al./Prism Business Media Holdings LLC

Prism Business Media Holdings LLC is a holding company for Penton Media, Inc. et al., which is a business-to-business media company. The company’s brands are focused on a variety of industries and include trade magazines, Web sites, industry trade shows and conferences, and information data products.

MANAGEMENT OF THE COMPANY

Directors and executive officers

Our business and affairs are managed under the direction of our Board of Directors. The Board of Directors currently consists of five members, four of whom are not “interested persons” of our company or of the Advisor as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. No independent director owns beneficially or of record any security of the Advisor or any person (other than a RIC or portfolio company) directly or indirectly controlling, controlled by or under common control with the Advisor. Our Board of Directors elects our executive officers, who serve at the discretion of the Board of Directors. Each director holds office until his successor is elected and qualified or until his term as a director is terminated as provided in our by-laws. The address for each director and executive officer is c/o BlackRock Kelso Capital Corporation, 40 East 52nd Street, New York, New York 10022.

The directors and executive officers of the Company are as follows:

Name	Age	Position	Director Since	Expiration of Term
Independent Directors:
Jerrold B. Harris	66	Director	2005	2011
William E. Mayer	68	Director	2005	2009
François de Saint Phalle	62	Director	2005	2009
Maureen K. Usifer	48	Director	2005	2010

Interested Director:
James R. Maher(1)	58	Chairman of the Board of Directors and Chief Executive Officer	2005	2010

Executive Officers:
Michael B. Lazar	39	Chief Operating Officer	N/A	N/A
Frank D. Gordon	47	Chief Financial Officer, Secretary and Treasurer	N/A	N/A
John H. Blevins	43	Chief Compliance Officer	N/A	N/A

(1)	“Interested person” of BlackRock Kelso Capital Corporation and of the Advisor within the meaning of the 1940 Act. Mr. Maher is an interested person due to his employment with the Advisor.

Classes of directors

Our Board of Directors is divided into three classes, designated Class I, Class II and Class III. The term of office of directors of one class expires at each annual meeting of stockholders. Each class of directors will hold office for a three year term. Class I Director, Mr. Harris, is expected to stand for re-election at our 2011 annual meeting of stockholders, Class II Directors, Messrs. Mayer and de Saint Phalle, are expected to stand for re-election at our 2009 annual meeting of stockholders and Class III Directors, Mr. Maher and Ms. Usifer, are expected to stand for re-election at our 2010 annual meeting of stockholders. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies or until his or her earlier resignation, removal from office, death or incapacity.

Biographical information

The following is information concerning the business experience of our Board of Directors and executive officers. Our directors have been divided into two groups—interested directors and independent directors. Interested directors are interested persons as defined in the 1940 Act.

Independent directors

Jerrold B. Harris, Director of the Company. Mr. Harris has been retired since 1999. From 1990 to 1999, Mr. Harris was President and Chief Executive Officer of VWR Scientific Products Corporation (which was acquired by Merck KGaA in 1999). Mr. Harris is currently a director of the 107 active funds comprising the BlackRock Closed-End Fund Complex and Henry Troemner LLC. Mr. Harris is a trustee of Ursinus College. Mr. Harris earned a B.S. degree from the University of California at Berkeley in 1964.

William E. Mayer, Director of the Company. Since 1999, Mr. Mayer has been a partner at Park Avenue Equity Partners, L.P. (“Park Avenue”), which he co-founded. From 1996 until the formation of Park Avenue, Mr. Mayer was a founding Partner of Development Capital, which invested in private and public companies. From the fall of 1992 until December 1996, Mr. Mayer was a professor and Dean of the College of Business and Management at the University of Maryland. From 1991 to 1992, Mr. Mayer served as a professor and Dean of the Simon Graduate School of Business at the University of Rochester. Mr. Mayer worked for The First Boston Corporation (now Credit Suisse), a major investment bank, from 1967 to 1990. During his career at The First Boston Corporation, Mr. Mayer held numerous management positions including President and Chief Executive Officer. Mr. Mayer is currently a board member of Lee Enterprises (a newspaper company owning or having stakes in over 50 daily newspapers) and is a trustee of the Columbia Group of Mutual Funds. Mr. Mayer is a former Chairman of the Aspen Institute and the Chairman of the Board of Trustees of The University of Maryland. Mr. Mayer was a First Lieutenant in the U.S. Air Force. He holds a B.S. degree and an M.B.A. degree from the University of Maryland.

François de Saint Phalle, Director of the Company. Mr. de Saint Phalle has been a private equity investor, financial advisor and investment banker for more than thirty-five years. Mr. de Saint Phalle has been a private investor since 2000 and was a consultant for Evercore Partners from 2000 to 2002. From 1989 to 2000 he was Chief Operating Officer and Vice Chairman of Dillon, Read & Co. Inc. before it was merged into UBS. In this capacity Mr. de Saint Phalle was responsible for the oversight of the firm’s capital commitments in debt and equity markets. Previously, Mr. de Saint Phalle worked for 21 years at Lehman Brothers. Mr. de Saint Phalle was named a general partner of the firm in 1976 and at various points he managed the Corporate Syndicate Department, the Equity Division and co-headed the Corporate Finance Department. From 1985 to 1989 Mr. de Saint Phalle served as Chairman of Lehman International, with a primary responsibility for developing a coordinated international finance strategy with American Express which had acquired Lehman in 1984. Mr. de Saint Phalle was named to Lehman’s Operating and Compensation Committees in 1980. Mr. de Saint Phalle is a Director of Evercore Partners and Cornerstone Management Solutions, Inc. Mr. de Saint Phalle is a member Emeritus of the Board of Visitors of Columbia College. He received his B.A. from Columbia College.

Maureen K. Usifer, Director of the Company. Ms. Usifer has been a senior finance director with Church & Dwight Co., Inc., a major producer of baking soda and consumer products, from May 2004 until present. From October 2001 until May 2004, Ms. Usifer was the Chief Financial Officer for Armkel, LLC a joint venture with Church & Dwight and Kelso which encompassed over $400 million in personal care sales. Ms. Usifer was Division Controller of Church & Dwight’s Armus joint venture, which encompassed $500 million in laundry sales, from May 2000 through October 2001. From 1996 through 2000, Ms. Usifer was a Senior Finance Manager of Church & Dwight responsible for all of the Arm & Hammer’s personal care businesses. Ms. Usifer received an undergraduate degree in business from St. Michael’s College and an M.B.A. in Finance from Clarkson University.

Interested director

James R. Maher, Chairman of the Board and Chief Executive Officer of the Company and Chairman of the Board and Chief Executive Officer of the Advisor. Mr. Maher is a co-founder of BlackRock Kelso Capital and has served as its Chairman and Chief Executive Officer since its formation in 2004. Mr. Maher was, from 2001 until June 2004, a Partner at Park Avenue Equity Partners, L.P. Park Avenue Equity Partners is a private equity fund specializing in middle-market management buyouts and growth capital investments. Prior to joining Park Avenue Equity Partners, Mr. Maher was President of MacAndrews & Forbes Holdings Inc., a diversified holding company with interests primarily in consumer products and financial services companies. Mr. Maher served as Chairman of Laboratory Corporation of America Holdings (“LabCorp”), after serving as President and Chief Executive Officer of National Health Laboratories, LabCorp’s predecessor, from 1992 to 1995. Prior to joining National Health Laboratories, Mr. Maher was Vice Chairman and a member of the Operating Committee of The First Boston Corporation, an international investment-banking firm. He served on the Group Executive Committee of CS First Boston, Inc., where he was responsible for the global oversight of merger and acquisition activities, as well as the investment committee. He was also Head of the Investment Banking Group for more than four years. He joined the First Boston Corporation in 1976 and was named a Managing Director in 1982. He is also a Trustee of Prep for Prep, an organization that assists intellectually gifted public school students from minority group backgrounds, and prepares them for placement in independent schools. He has served as a Trustee of the Brearley School and on the Boards of a number of public companies. Mr. Maher received a Master’s in Business Administration from Columbia University and an undergraduate degree from Boston College.

Executive officers

Michael B. Lazar, Chief Operating Officer of the Company and Chief Operating Officer of the Advisor. Mr. Lazar is a co-founder of BlackRock Kelso Capital and has served as its Chief Operating Officer since its formation in 2004. Previously, Mr. Lazar was a Managing Director and Principal at Kelso & Company, one of the oldest and most established firms specializing in private equity investing. Having originally joined Kelso in 1993, Mr. Lazar was involved in Kelso’s private equity transactions since that time. Prior to joining Kelso, Mr. Lazar worked in the Acquisition Finance Group at Chemical Securities, Inc. (predecessor to J.P. Morgan Securities Inc.) where his responsibilities included working with financial sponsors on the analysis, evaluation and financing of leveraged buyouts. He began his career in the Corporate Finance and Structured Finance Groups at Chemical Bank, where he focused on financings for leveraged companies. Mr. Lazar received a B.A. degree, cum laude, from Dartmouth College. Mr. Lazar is a director of Waste Services, Inc. and the New York Division of the March of Dimes, a not for-profit organization whose mission is to prevent birth-defects, premature birth and infant mortality. In addition, Mr. Lazar has served on the Boards of certain Kelso portfolio companies.

Frank D. Gordon, Chief Financial Officer and Treasurer of the Company, Chief Financial Officer and Treasurer of the Advisor and a Managing Director of the Administrator. Prior to joining BlackRock Kelso Capital, Mr. Gordon was primarily responsible for the administration of several structured finance entities managed by BlackRock, including compliance monitoring, legal affairs and financial and stockholder reporting. He was instrumental in launching BlackRock’s Magnetite and Senior Income series of CDOs. Before joining BlackRock’s high yield effort, Mr. Gordon was the controller of Anthracite Capital, Inc., a publicly-owned real estate investment trust managed by BlackRock. Prior to joining BlackRock in 1998, Mr. Gordon was an attorney in the Structured Finance department of Skadden, Arps, Slate, Meagher & Flom LLP. From 1987 to 1990, Mr. Gordon was Vice President in the Fixed Income Research department of The First Boston Corporation. From 1983 to 1986, he was a senior accountant at Deloitte Haskins & Sells. Mr. Gordon earned a B.S. in Economics from The Wharton School of the University of Pennsylvania in 1983, and an M.B.A. degree, with honors, and a J.D. degree from the University of Chicago in 1992 and 1994, respectively.

John H. Blevins, Chief Compliance Officer of the Company, Chief Compliance Officer of the Advisor and Director and Senior Compliance Officer of the Administrator. Mr. Blevins has worked at BlackRock since 2006. Prior to joining BlackRock, Mr. Blevins served as Chief Compliance Officer of Lazard Asset Management LLC for six years. Previously, he was Director of Compliance - North America at SSB Citi Asset Management Group from 1999 through 2000, and prior to that was Global Director of Compliance at AIG Global Investment Group, Inc. for over six years. Mr. Blevins has also held senior compliance positions at First Investors Corporation and Banks of Mid-America. Mr. Blevins received his B.S. degree in 1987 from Oklahoma State University.

Committees of the Board of Directors

The Board of Directors currently has two committees: an audit committee and a governance committee.

Audit Committee. The audit committee operates pursuant to a charter approved by our Board of Directors. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist the Board of Directors in fulfilling its responsibilities for overseeing all material aspects of our accounting and financial reporting processes, internal control and audit functions, monitoring the independence and performance of our independent accountants, providing a means for open communication among our independent accountants, financial and senior management and the Board and overseeing our compliance with legal and regulatory requirements. The audit committee is presently composed of three persons, including Ms. Usifer (Chairperson) and Messrs. Harris and de Saint Phalle, each of whom is independent for purposes of the 1940 Act and The NASDAQ Global Select Market corporate governance regulations. Our Board of Directors has determined that Ms. Usifer is an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934. Ms. Usifer meets the current independence and experience requirements of Rule 10A-3 of the Securities Exchange Act of 1934 and, in addition, is not an “interested person” of the Company or of the Advisor as defined in Section 2(a)(19) of the 1940 Act.

Governance Committee. The governance committee consists of Ms. Usifer and Messrs. de Saint Phalle, Harris and Mayer (Chairman), each of whom is independent for purposes of the 1940 Act and The NASDAQ Global Select Market corporate governance regulations. The governance committee acts in accordance with the governance committee charter. The governance committee performs those functions enumerated in the governance committee charter including, but not limited to, making nominations for the appointment or election of independent directors, reviewing independent director compensation, retirement policies and personnel training policies and administering the provisions of the code of ethics applicable to the independent directors.

In 2007, the Board of Directors met seven times, the audit committee met four times and the governance committee met twice. Each director and each committee member attended all meetings.

Compensation of Directors and Officers

The following table shows information regarding the compensation received by the independent directors for the fiscal year ended December 31, 2007. No compensation is paid to directors who are “interested persons.”

Name and Principal Position	Fees Earned or Paid in Cash by BlackRock Kelso Capital	Pension or Retirement Benefits Accrued As Part of Our Expenses(1)	All Other Compensation	Total Compensation From BlackRock Kelso Capital Paid to Directors
Independent Directors
Jerrold B. Harris, Director	$80,000	None	None	$80,000
William E. Mayer, Director	79,000	None	None	79,000
François de Saint Phalle, Director	80,000	None	None	80,000
Maureen K. Usifer, Director	87,500	None	None	87,500

Interested Director
James R. Maher(2), Chairman of the Board of Directors	None	None	None	None

Officers
Michael B. Lazar(2), Chief Operating Officer	None	None	None	N/A
Frank D. Gordon(3), Chief Financial Officer and Treasurer	None	None	None	N/A
Vincent B. Tritto(3)(4), Chief Compliance Officer and Secretary	None	None	None	N/A

(1)	We do not have a pension or retirement plan, and directors do not receive any pension or retirement benefits.

(2)	Messrs. Maher and Lazar are employees of, and compensated by, the Advisor.

(3)	Mr. Tritto was, and Mr. Gordon is, an employee of, and compensated by, the Administrator. Mr. Gordon is also compensated, in part, by the Advisor. Mr. Tritto resigned as our chief compliance officer and secretary on May 16, 2008, but served in such capacities for all of 2007.

As compensation for serving on our Board of Directors, each independent director received an annual fee of $50,000, which was increased to an annual fee of $75,000 following our initial public offering in July 2007 and meeting attendance fees of $2,500 ($1,250 for telephonic attendance) per board meeting and $1,000 ($500 for telephonic attendance) per committee meeting attended plus reimbursement of reasonable out-of-pocket expenses incurred in connection with such attendance. In addition, the chairperson of the audit committee receives an annual fee of $7,500 and the chairperson of any other committee receives an annual fee of $2,500 for their additional services in these capacities. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

At September 30, 2008, Virginia Retirement System beneficially owned 25% or more of our outstanding voting securities, and therefore would be deemed to control us, as such term is defined in the 1940 Act.

The Advisor and certain entities it manages own shares of our common stock, including Holding which owned 42,498,312 shares, or 76.4%, of our common stock at September 30, 2008. However, neither Holding nor the Advisor in its capacity as manager of Holding exercises voting control over those shares because the right to vote those shares is, in some cases, passed through to the owners of Holding or, in other cases, voted in the same proportion as the votes of our other stockholders. The Advisor owned directly 387,672 shares of our common stock at September 30, 2008, including unvested restricted shares that it granted to its officers and employees. The Advisor is controlled by James R. Maher and Michael B. Lazar, the managing members of the Advisor, who may therefore be deemed to own beneficially the shares held by the Advisor. See Note 3 to our financial statements included elsewhere in this prospectus for additional information regarding these relationships and transactions.

The following table sets forth, at September 30, 2008, information with respect to the ownership of our common stock by each beneficial owner who owned more than 5% of our outstanding shares of common stock, each director, our chief executive officer, each of our other executive officers and our directors and executive officers as a group. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power.

Name and address	Type of ownership	Shares owned	Percentage of common stock currently outstanding
BlackRock Kelso Capital Holding LLC(1) 40 East 52nd Street New York, NY 10022	Direct	42,498,312	76.37%

Virginia Retirement System(1)(2) 1200 East Main Street Richmond, VA 23219	Beneficial	17,757,699	31.91%

Summer Street BRK Investors, L.L.C.(1)(3) 3001 Summer Street Stamford, CT 06095	Beneficial	6,159,270	11.07%

JPMorgan Chase Bank, National Association, as trustee for First Plaza Group Trust(1)(4)(5) 3 Chase Metro Center Brooklyn, NY 11245	Beneficial	5,774,316	10.38%

Officers and Directors:

James R. Maher(6)(7)	Direct/Beneficial	868,967	1.58%

Jerrold B. Harris	Beneficial	55,343	*	%

William E. Mayer	Beneficial	23,060	*	%

François de Saint Phalle	Direct	408,041	*	%

Maureen K. Usifer	Direct	9,224	*	%

Michael B. Lazar(7)(8)	Direct/Beneficial	123,484	*	%

Frank D. Gordon(7)	Direct	15,217	*	%

John H. Blevins	Direct	—	—

All officers and directors as a group (8 persons)(9)	Direct/Beneficial	1,503,336	0.03%

*	Represents less than 1%.

(1)	BlackRock Kelso Capital Holding LLC holds 42,498,312 shares beneficially owned by its members, including Virginia Retirement System, Summer Street BRK Investors, L.L.C. and JPMorgan Chase Bank, National Association, as trustee for First Plaza Group Trust.

(2)	Represents 17,757,699 shares held by BlackRock Kelso Capital Holding LLC.

(3)	Represents 6,159,270 shares held by BlackRock Kelso Capital Holding LLC.

(4)	Represents 5,774,316 shares held by BlackRock Kelso Capital Holding LLC.

(5)	JPMorgan Chase Bank, National Association, as trustee for First Plaza Group Trust (“First Plaza”) may be deemed an affiliate of Performance Equity Associates (“PEA”). PEA owns 51% of Performance Equity Management, LLC (“PEM”). First Plaza is a New York trust holding assets of certain employee benefit plans of General Motors (“GM”), its subsidiaries and unrelated employers. General Motors Investment Management Corporation (“GMIMCo”), an indirect wholly-owned subsidiary of GM and 49% owner of PEM, is investment manager to First Plaza. Pursuant to a Subadvisory Agreement, GMIMCo has delegated management of certain assets of First Plaza to PEM, including the assets of First Plaza invested in Holding. Each of PEM and GMIMCo is registered as an investment adviser under the Investment Advisers Act of 1940. GMIMCo, in its capacity as a fiduciary to the pension plans in First Plaza, has the power to direct the trustee as to the voting and disposition of First Plaza’s shares in Holding. Because of First Plaza trustee’s limited role, beneficial ownership of the Holding shares by the trustee is disclaimed by the trustee. The principal address of PEM and PEA is 2 Pickwick Plaza, Suite 310, Greenwich, Connecticut 06830. The principal address of First Plaza and GMIMCo is 767 Fifth Avenue, New York, New York 10153.

(6)	Includes 133,427 shares owned indirectly by the individual’s children, 268,072 shares owned indirectly by the individual’s spouse and 140,738 shares owned indirectly by a family trust, as to each of which the individual disclaims beneficial ownership. Does not include 387,672 shares owned directly by the Advisor, an entity for which the individual serves as a managing member.

(7)	Does not include unvested shares of restricted common stock.

(8)	Includes 38,457 shares owned indirectly by an individual retirement account as to which the individual is the beneficiary and 2,011 shares owned indirectly by a family trust. The individual disclaims beneficial ownership of the shares owned by the trust. Does not include 387,672 shares owned directly by the Advisor, an entity for which the individual serves as a managing member.

(9)	The address for all our officers and directors is c/o BlackRock Kelso Capital Corporation, 40 East 52nd Street, New York, NY 10022.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors at September 30, 2008. We are not part of a “family of investment companies” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)
Independent Directors:
Jerrold B. Harris	Over $100,000
William E. Mayer	Over $100,000
François de Saint Phalle	Over $100,000
Maureen K. Usifer	Over $100,000

Interested Director and Executive Officer:
James R. Maher	Over $100,000

(1)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into an investment management agreement with the Advisor. Our senior management and our Chairman of the Board of Directors have ownership and financial interests in the Advisor. In addition, our executive officers and directors and the employees of the Advisor, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisors affiliated with the Advisor. However, the Advisor and BlackRock intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies.

We have entered into a license agreement with BlackRock and the Advisor pursuant to which BlackRock has agreed to grant to the Advisor, and the Advisor has agreed to grant to us, a non-exclusive, royalty-free license to use the name “BlackRock.” In addition, we have entered into a license agreement with Michael B. Lazar, our Chief Operating Officer, and the Advisor pursuant to which Mr. Lazar has agreed to grant to the Advisor, and the Advisor has agreed to grant to us, a non-exclusive, royalty-free license to use the name “Kelso.” Mr. Lazar obtained this limited right to license the name “Kelso” under an agreement with Kelso.

Pursuant to the terms of the administration agreement, BlackRock, through its wholly owned subsidiary, BlackRock Financial Management, Inc., provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Subject to BlackRock’s oversight, PNC Global Investment Servicing Inc, or PGIS, a subsidiary of PNC, serves as our sub-administrator, accounting agent, investor services agent and transfer agent and provides legal and regulatory support services. PFPC Trust Company, another subsidiary of PNC, serves as custodian of our investment assets. Fees and indemnification in respect of BlackRock and the PNC subsidiary entities as providers of such services were approved by our Board of Directors, including the directors who are not “interested persons.”

We will not invest in any private company in which BlackRock, Kelso, or any of their affiliates holds an existing investment, except to the extent permitted by the 1940 Act. We may, however, co-invest on a concurrent basis with other affiliates of BlackRock or Kelso, subject to compliance with such affiliates’ applicable allocation procedures.

The Advisor and certain entities it manages own shares of our common stock, including Holding, which owned 42,498,312 shares, or 76.4%, of our common stock at September 30, 2008. However, neither Holding nor the Advisor in its capacity as manager of Holding exercises voting control over those shares because the right to vote those shares is, in some cases, passed through to the owners of Holding or, in other cases, voted in the same proportion as the votes of our other stockholders.

James R. Maher and Michael B. Lazar, the managing members of the Advisor, are control persons of the Advisor.

See Note 3 to our financial statements included elsewhere in this prospectus for additional information regarding these relationships and transactions.

Certain of the Advisor’s members and employees (the “re-allocation group”) are entitled to receive from Holding a number of shares of our common stock if the performance of our common stock exceeds certain thresholds. If, upon the expiration of the lock-up agreement to which Holding is subject on December 26, 2008, the market price of our common stock exceeds a threshold multiple in respect of the net asset value of the common stock as adjusted to reflect any impact on net asset value resulting from any sale of the common stock by us, then the re-allocation group is entitled to a number of shares of common stock with a value equal to 10% of the number of shares of common stock owned by Holding multiplied by the excess of the market price over the net asset value of our common stock. In addition, if upon specified dates the internal rate of return to the members of Holding exceeds 20%, then the re-allocation group is entitled to a number of shares of common stock owned by Holding with a value equal to 10% of the number of shares of common stock owned by Holding multiplied by the excess of the market price over the net asset value of our common stock. Internal rate of return means the discount rate at which the present value of the future cash flows of an investment equals the cost of the investment. See “The Advisor—Additional compensation to affiliates of the Advisor.”

From time to time, we may invest in transactions in which our directors and officers or the officers and employees of the Advisor have a pecuniary interest. Prior to making any such investment, we intend to comply with the relevant provisions of the 1940 Act to the extent they apply to us as a business development company and any other applicable laws. Depending on the extent of the individual’s pecuniary interest, the Advisor will disclose the interest to its investment committee, our senior management and our Board of Directors and may, among other actions, seek the Board’s approval to enter into the transaction and require the individual to recuse himself or herself from the deliberations and voting of our Board of Directors, the Advisor and its investment committee with respect to the transaction.

Mr. Maher our Chief Executive Officer and Chairman of our Board of Directors, is a former partner, and Mr. Mayer, one of our Directors, is currently a partner, of Park Avenue Equity Partners, L.P. (“Park Avenue”), a private equity fund manager specializing in middle-market management buyouts and growth capital investments. In addition, an employee of the Advisor is a former employee of Park Avenue. Mr. Maher and the employee have economic interests in Park Avenue. Mr. Maher and Mr. Mayer own limited partner interests in the fund managed by Park Avenue. During 2006, we purchased $5,250,000 of senior secured loans of DynaVox Systems LLC and $14,400,000 of senior secured loans of Joerns Healthcare, LLC et al., both of which are portfolio companies of the fund managed by Park Avenue. During the six months ended June 30, 2008, we purchased $31,000,000 of senior subordinated notes and $1,000,000 of Class A units of DynaVox Systems LLC and affiliates. The transactions were approved by the Advisor, its investment committee and our Board of Directors after disclosure of these facts.

Mr. Maher owns a limited partnership interest in a private equity fund managed by Vestar Capital Partners (“Vestar”), a private equity management firm specializing in management buyouts and growth capital investments. During 2006, we purchased the loans of DynaVox Systems LLC and of Joerns Healthcare, LLC et al. described above, and $16,000,000 of senior secured loans of Gleason Corporation and $8,000,000 of subordinated debt of MediMedia USA, Inc., each of which are portfolio companies of Vestar. During 2007 and through March 31, 2008, we purchased approximately $27,100,000 of unsecured loans of BE Foods Investments, Inc., another portfolio company of Vestar. During the six months ended June 30, 2008, we purchased $5,000,000 of subordinated notes and $500,000 of limited liability company interests from PGA Holdings, Inc. and affiliates, and $31,000,000 of senior subordinated notes and $1,000,000 of Class A units of DynaVox Systems LLC and affiliates, each portfolio companies of Vestar. The transactions were approved by the Advisor and its investment committee after consideration of the significant relevant factors and disclosed to our Board of Directors.

THE ADVISOR

Our investment activities are managed by the Advisor. The Advisor is led by James R. Maher, our Chairman and Chief Executive Officer, and Michael B. Lazar, our Chief Operating Officer. They are supported by the Advisor’s team of employees, including 15 dedicated investment professionals, who have extensive experience in commercial banking, investment banking, accounting, corporate law and private equity investing. Since the commencement of our operations, our Advisor’s team of investment professionals, including our senior management, has evaluated more than 1,200 investment opportunities and completed on our behalf more than 100 investments in middle-market companies investing in excess of $1.7 billion through June 30, 2008. Our Advisor is responsible for identifying prospective customers, conducting research on prospective investments, identifying and underwriting credit risk, and monitoring our investments and portfolio companies on an ongoing basis.

The Advisor has an investment committee comprised of 12 members, including Messrs. Maher and Lazar and several senior executives of BlackRock and several of the Kelso Principals. The investment committee oversees the Advisor’s investment activities. We benefit from the extensive and varied relevant experience of the BlackRock executives and Kelso Principals serving on the investment committee. Many of the BlackRock senior executives and the Kelso Principals who are members of the investment committee have worked together in a similar capacity since 1998. Although the BlackRock executives and Kelso Principals who serve on the investment committee bring the benefit of expertise they have gained at BlackRock, Kelso and elsewhere, neither of those organizations provides us with investment advice. Nevertheless, we benefit from the business and specific industry knowledge, transaction expertise and deal-sourcing capabilities of BlackRock. The Kelso Principals who serve on the investment committee bring the benefit of the expertise they gained at Kelso and elsewhere including providing access to a broad network of contacts.

James R. Maher and Michael B. Lazar, the managing members of the Advisor, are control persons of the Advisor.

BlackRock. BlackRock is one of the world’s largest publicly traded investment management firms. As of September 30, 2008, BlackRock’s assets under management were over $1.2 trillion. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. In addition, a growing number of institutional investors use BlackRock Solutions® investment system, risk management and financial advisory services.

BlackRock and its affiliated entities manage approximately $531.9 billion in fixed income investments as of June 30, 2008, and as of that date manage over $13.7 billion in non-investment grade assets and $13.8 billion in face amount of bank loan assets across all client accounts. BlackRock has over 100 portfolio managers and 50 credit research analysts in the fixed income area, including a 23 person bank loan and high yield group. BlackRock emphasizes rigorous credit and deal structure analysis, relative value assessment against pertinent investment risks and ongoing surveillance and risk management.

BlackRock has developed a dedicated professional staff, systems, software and procedures necessary for overseeing tax reporting, trading and other administrative, accounting and portfolio and regulatory compliance functions on behalf of its clients. Through our Administrator, we benefit from the existing infrastructure and administrative capabilities of BlackRock. The BlackRock organization has over 20 years of experience managing closed-end products and, as of June 30, 2008, advised a closed-end family of 107 active funds with approximately $43.6 billion in assets.

Kelso. The Kelso Principals have an average tenure of at least fifteen years at Kelso. Kelso is a leading private equity firm and since 1980 has invested over $4.9 billion of private equity capital, primarily in middle-market companies across a broad range of industries. Kelso was organized in 1971 as a private advisory firm and initially focused its business activities on the development and implementation of employee stock ownership plans. In 1980, Kelso formed its first investment partnership and has made more than 90 private equity investments predominantly through seven investment partnerships since that time. The firm typically makes investments in companies where key managers make significant investments and works in partnership with management teams to create value for investors. Kelso has acted as an advisor to BlackRock with respect to BlackRock’s high yield business generally, including mezzanine, private equity and special situations investments, since 2000. From 1998 to the fund’s maturity in early 2007, Kelso acted as the mezzanine and special situations advisor to Magnetite Asset Investors L.L.C., a BlackRock-managed private investment fund with initial capital of $1.0 billion that invested primarily in public and private debt obligations. The Kelso Principals have obligations to Kelso and its affiliates as to devotion of business time and allocation of deal flow. Although the Kelso Principals who serve on the investment committee will bring the benefit of the expertise they have gained at Kelso and elsewhere, Kelso as an organization will not participate in the activities of the Advisor or advise us.

Portfolio managers

Messrs. Maher and Lazar are the persons primarily responsible for the day-to-day management of our portfolio. Both Mr. Maher and Mr. Lazar have been employed by the Advisor since its formation in 2004. Biographical information with respect to Messrs. Maher and Lazar is set forth under “Management of the Company—Biographical information.”

Each investment opportunity requires the consensus of the investment committee in order to be approved, except that investments of less than approximately 3% of our net assets may be made without the prior approval of the investment committee if approved by Messrs. Maher and Lazar and two other members of the investment committee, one of whom must be an individual from BlackRock and the other a Kelso Principal. In addition, certain follow-on investments in existing portfolio companies do not require investment committee approval beyond that obtained when the initial investment in the company was made. Temporary investments, such as those in cash equivalents, U.S. Government Securities and other high quality debt investments that mature in one year or less, do not require approval by the investment committee.

At September 30, 2008, each of Mr. Maher and Mr. Lazar was a full time employee of the Advisor. Each has ownership and financial interests in the Advisor. Neither Mr. Maher nor Mr. Lazar receives any direct compensation from us. See “Certain Relationships and Transactions” for a description of certain relationships and transactions between us and Mr. Maher and Mr. Lazar.

The following table sets forth the dollar range of our common stock beneficially owned by each of the portfolio managers as of September 30, 2008.

Portfolio Manager	Aggregate Dollar Range of Common Stock Owned by Portfolio Manager(1)
James R. Maher	Over $	1,000,000
Michael B. Lazar	Over $	1,000,000

(1)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

The investment committee

The Advisor’s investment activities are overseen by its investment committee. The members of the investment committee are:

Committee Member	Affiliation	Title at Affiliated Entity

James R. Maher	BlackRock Kelso Capital Advisors LLC	Chairman and Chief Executive Officer

Michael B. Lazar	BlackRock Kelso Capital Advisors LLC	Chief Operating Officer

Laurence D. Fink	BlackRock, Inc.	Chairman and Chief Executive Officer

Robert S. Kapito	BlackRock, Inc.	President

Richard S. Davis	BlackRock, Inc.	Managing Director and Chief Operating Officer of Boston Office

Sacha M. Bacro	BlackRock, Inc.	Managing Director and Head of Capital Markets

Mark J. Williams	BlackRock, Inc.	Managing Director and Head of Bank Loans, Co-Head of Leveraged Finance

Jeff Gary	BlackRock, Inc.	Managing Director and High Yield Portfolio Manager

Frank T. Nickell	Kelso & Company, L.P.	President and Chief Executive Officer

Michael B. Goldberg	Kelso & Company, L.P.	Managing Director

Frank J. Loverro	Kelso & Company, L.P.	Managing Director

George E. Matelich	Kelso & Company, L.P.	Managing Director

The investment committee generally meets monthly to set our general investment policies, direct our strategic initiatives and supervise the actions taken by the Advisor on our behalf. In addition, the investment committee reviews prospective investments identified by the Advisor’s investment team and monitors the performance of our investment portfolio. The investment committee’s role is limited to providing oversight and guidance to compliment and supervise the Advisor’s day-to-day management of our investment portfolio. Each member of the investment committee has a single vote and each member’s vote counts equally.

Investment management agreement

We have entered into an investment management agreement, or management agreement, with the Advisor, under which the Advisor, subject to the overall supervision of our Board of Directors, manages our day-to-day operations and provides us with investment advisory services. For providing these services, the Advisor receives a base management fee from us at an annual rate of 2.0% of our total assets, including any assets acquired with the proceeds of leverage, payable quarterly in arrears.

On June 22, 2008, the owners of the Advisor amended its limited liability operating agreement to reduce the voting power of certain of its owners, which may have been deemed to cause an “assignment,” as defined in the 1940 Act, of our investment management agreement and such an assignment results in termination of the agreement under the 1940 Act. Pursuant to the approval of our Board of Directors at an in-person meeting on March 5, 2008 and of our stockholders at our Annual Meeting of Stockholders on April 24, 2008, we entered into a new investment management agreement, the terms of which are identical to the previous investment management agreement, except for the date of the agreement and the expiration of its initial term. The date of the new agreement is June 22, 2008 and its initial term expires on June 22, 2010.

For the six months ended June 30, 2008 and 2007, the Advisor earned $11,150,449 and $6,170,719, respectively, in base management fees, net of the waiver provision, under the management agreement, which fees would have been $11,150,449 and $8,227,626, respectively, without the waiver. For the years ended December 31, 2007 and 2006, the Advisor earned $17,095,983 and $6,780,053, respectively, in such fees, which fees would have been $19,152,889 and $11,094,308, respectively, without the waiver.

The management agreement provides that the Advisor or its affiliates may be entitled to the Incentive Fee under certain circumstances. The determination of the Incentive Fee, as described in more detail below, will result in the Advisor or its affiliates receiving no Incentive Fee payments if returns to our stockholders do not meet an 8.0% annualized rate of return during the applicable fee measurement period and will result in the Advisor or its affiliates receiving less than the full amount of the Incentive Fee percentage until returns to our stockholders exceed an approximate 13.3% annualized rate of return during such period. Annualized rate of return in this context is computed by reference to our net asset value and does not take into account changes in the market price of our common stock.

The Advisor will be entitled to receive the Incentive Fee from us if our performance exceeds a “hurdle rate” during different measurement periods: the pre-offering period; the transition period; trailing four quarters’ periods (which will apply only to the portion of the Incentive Fee based on income) and annual periods (which will apply only to the portion of the Incentive Fee based on capital gains).

•	The “pre-offering period” began on July 25, 2006, the first anniversary of the date we commenced operations, and ended on June 30, 2007.

•	The “transition period” began on July 1, 2007 and ended on June 30, 2008.

•

The “trailing four quarters’ periods” will end on September 30, 2008. In other words, the income portion of the Incentive Fee payable for the quarterly period ending on September 30, 2008, will be determined by reference to the four quarter period ending on September 30, 2008.

•	The term “annual period” means the period beginning on July 1 of each calendar year beginning in 2007 and ending on June 30 of the next calendar year.

The hurdle rate for each quarterly portion of a measurement period is 2.0% times the net asset value of our common shares at the beginning of the respective measurement period calculated after giving effect to any distributions that occurred during the measurement period times the number of calendar quarters in the measurement period.

A portion of the Incentive Fee is based on our income and a portion is based on capital gains. Each portion of the Incentive Fee is described below.

Quarterly Incentive Fee Based on Income. We calculate the portion of the Incentive Fee based on income separately for each of three measurement periods: the pre-offering period; the transition period; and each trailing four quarters’ period. For each period, we will pay the Advisor an Incentive Fee based on the amount by which (A) aggregate distributions and amounts distributable out of taxable net income (excluding any capital gain and loss) during the period less the amount, if any, by which net unrealized capital depreciation exceeds net realized capital gains during the period exceeds (B) the hurdle rate for the period. We refer to the amount of the excess described in this paragraph for each period as the excess income amount.

The portion of the Incentive Fee based on income for each period will equal 50% of the period’s excess income amount, until the cumulative Incentive Fee payments for the period equals 20% of the period’s excess income amount distributed or distributable to our stockholders. Thereafter, the portion of the Incentive Fee based on income for the period will equal an amount such that the cumulative Incentive Fee payments to the Advisor during the period based on income equals 20% of the period’s excess income amount.

Periodic Incentive Fee Based on Capital Gains. We calculate the portion of the Incentive Fee based on capital gains separately for each of two periods: the pre-offering period (on a quarterly basis) and after the pre-offering period (on an annual basis). For each period, we will pay the Advisor an Incentive Fee based on the amount by which (A) net realized capital gains, if any, to the extent they exceed unrealized capital depreciation, if any, occurring during the period exceeds (B) the amount, if any, by which the period’s hurdle rate exceeds the amount of income used in the determination of the Incentive Fee based on income for the period. We refer to the amount of the excess described in this paragraph as the excess gain amount.

The portion of the Incentive Fee based on capital gains for each period will equal 50% of the period’s excess gain amount, until such payments equal 20% of the period’s excess gain amount distributed or distributable to our stockholders. Thereafter, the portion of the Incentive Fee based on capital gains for the period will equal an amount such that the portion of the Incentive Fee payments to the Advisor based on capital gains for the period will equal 20% of the period’s excess gain amount. The result of this formula is that, if the portion of the Incentive Fee based on income for the period exceeds the period’s hurdle rate, then the portion of the Incentive Fee based on capital gains will be capped at 20% of the excess gain amount.

In calculating whether the portion of the Incentive Fee based on capital gains is payable under the management agreement for any period, we will account for our assets on a security-by-security basis. In addition, we will use the “period-to-period” method pursuant to which the portion of the Incentive Fee based on capital gains for any period will be based on realized capital gains for the period reduced by realized capital losses and unrealized capital depreciation for the period. Based on current interpretations of Section 205(b)(3) of the Advisers Act by the staff of the SEC, the calculation of unrealized depreciation for each portfolio security over a period will be based on the fair value of the security at the end of the period compared to the fair value at the beginning of the period. Fees earned in any of the periods described above are not subject to modification or repayment based upon performance in a subsequent period.

The following is a graphical representation of the calculation of the portion of the Incentive Fee based on income.

Annual Incentive Fee

Net income

(expressed as a percentage of the value of net assets)

Percentage of net income comprising Incentive Fee

Example of Calculation of Net Income Portion of Incentive Fee

For each trailing four quarters’ period, beginning with the four quarter period ending September 30, 2008

Formula

The formula for the net income portion of the Incentive Fee for any trailing four quarters’ post-offering period can be expressed as follows:

Incentive Fee with respect to net income—

•

When the annualized rate of return to shareholders exceeds the hurdle but does not exceed 13.33% = 50% x (trailing four quarters’ post-offering period net income less the excess (if any) of trailing four quarters’ post-offering period net unrealized capital depreciation over trailing four quarters’ post-offering period net realized capital gains – hurdle amount) – incentive fees with respect to net income paid in the prior three quarters

•

When the annualized rate of return to shareholders exceeds 13.33% = 50% x (13.33% x net asset value – hurdle amount) + 20% x (the excess (if any) of trailing four quarters’ post-offering period net unrealized capital depreciation over trailing four quarters’ post-offering period net realized capital gains – 13.33% x net asset value) – incentive fees with respect to net income paid in the prior three quarters

Annualized rate of return in this context is computed by reference to our net asset value and does not take into account changes in the market price of our common stock.

Assumptions

•	Number of full calendar quarters in period = 4

•	Net Asset Value = $500.0 million

•	Total Assets = $500.0 million

•	Quarter 1 net income(1) = $15.0 million

•	Quarter 1 incentive fee paid = $0.0 million

•	Quarter 2 net income = $10.0 million

•	Quarter 2 incentive fee paid = $0.0 million

•	Quarter 3 net income = $37.5 million

•	Quarter 3 incentive fee paid with respect to net income = $13.5 million

•	Quarter 3 incentive fee paid with respect to net realized capital gains = $0.15 million

•	Net realized capital gains, Quarters 1 through 3 = $1.5 million

•	Net unrealized capital appreciation, Quarters 1 through 3 = $0.5 million

•	Hurdle(2) = 8.00%

•	Base management fee(3) = 0.50%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.25%

Additional Assumptions

•	Quarter 4 net income = Quarter 4 income – base management fee – other expenses = $20.75 million – 0.50% x $500.0 million – 0.25% x $500.0 million = $20.75 million – $3.75 million = $17.0 million

•	Quarter 4 net realized capital gain = $0.5 million

•	Quarter 4 net unrealized capital appreciation = $1.0 million

•

Trailing four quarters’ post–offering net income less the excess (if any) of trailing four quarters’ post-offering period net unrealized capital depreciation over trailing four quarters’ post-offering period net realized capital gains = Quarter 1 + Quarter 2 + Quarter 3 + Quarter 4 quarterly net income – (excess, if any, of trailing four quarters’ post-offering period net unrealized capital depreciation from beginning of Quarter 1 to end of Quarter 4 over trailing four quarters’ post-offering period net realized capital gains from beginning of Quarter 1 to end of Quarter 4) = $15.0 million + $10.0 million + $37.5 million +

$17.0 million – $0.0 million (as there was no trailing four quarters’ post-offering period net unrealized capital depreciation from beginning of Quarter 1 to end of Quarter 4) = $79.5 million

•	Hurdle amount = 8.00% x $500.0 million = $40.0 million

Determination of Incentive Fee

Trailing four quarters’ post-offering period net income less the excess (if any) of trailing four quarters’ post-offering period net unrealized capital depreciation over trailing four quarters’ post-offering period net realized capital gains equals $79.5 million, which exceeds the Hurdle amount. Therefore there is an Incentive Fee payable with respect to net income in Quarter 4. The net income portion of the Incentive Fee for this quarter equals 50% of the amount by which the trailing four quarters’ post-offering net income less the excess (if any) of trailing four quarters’ post-offering period net unrealized capital depreciation over trailing four quarters’ post-offering period net realized capital gains exceeds the Hurdle amount, until the cumulative Incentive Fee payments with respect to net income equal 20% of the trailing four quarters’ net income less the excess (if any) of trailing four quarters’ post-offering period net unrealized capital depreciation over trailing four quarters’ post-offering period net realized capital gains (would occur if such amount for the trailing four quarters’ represented an annualized return on net assets of 13.33% or higher, which is the case in this example), less any incentive fees paid with respect to net income in the prior three quarters.

Incentive Fee with respect to net income = 50% x (13.33% x $500.0 million – Hurdle amount) + 20% x (the excess (if any) of trailing four quarters’ post-offering period net unrealized capital depreciation over trailing four quarters’ post-offering period net realized capital gains – 13.33% x $500.0 million) – incentive fees with respect to net income paid in the prior three quarters

= 50% x ($66.66 million – $40.0 million) + 20% x ($79.5 million – $66.66 million) – $13.5 million

= 50% x $26.66 million + 20% x $12.84 million – $13.5 million

= $2.4 million

Conclusion

The Incentive Fee payable at the end of Quarter 4 with respect to net income for the trailing four quarters’ period equals $2.4 million.

(1)	Net income refers to taxable net income, excluding any realized capital gain and loss and unrealized capital appreciation and depreciation.

(2)	Represents an annual hurdle of 8.00% of the value of net assets.

(3)	Represents quarterly portion of an annual base management fee of 2.00% of the value of total assets.

(4)	Excludes offering expenses and is expressed as a percentage of the value of net assets.

Examples of Calculation of Capital Gains Portion of Incentive Fee

For each annual period beginning on July 1, commencing July 1, 2007, and ending on the day prior to the first anniversary of such date

Formula

The formula for the capital gains portion of the Incentive Fee for each annual period can be expressed as follows:

Incentive Fee with respect to capital gains = 50% x (net realized capital gains to the extent in excess of gross unrealized capital depreciation, but only to the extent that such net realized capital gains, when added to net income, exceed the Hurdle amount), up to a limit of 20% x net realized capital gains to the extent in excess of gross unrealized capital depreciation

The following Alternative 1 and Alternative 2 assume that with respect to each year, the trailing four quarters’ post-offering period net income less the excess (if any) of trailing four quarters’ post-offering period net unrealized capital depreciation over trailing four quarters’ post-offering period net realized capital gains exceeds the hurdle amount.

Alternative 1

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A is sold for $50 million and fair value of Investment B determined to be $32 million

•	Year 3: fair value of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the Incentive Fee, if any, would be:

•	Year 1: None

•	Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)

•	Year 3: None

•	Year 4: $200,000 (20% multiplied by $1 million realized capital gains on sale of investment B)

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, fair value of Investment B determined to be $25 million and fair value of Investment C determined to be $25 million

•	Year 3: fair value of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: fair value of Investment B determined to be $35 million

The capital gains portion of the Incentive Fee, if any, would be:

•	Year 1: None

•	Year 2: $5 million (20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B))

•	Year 3: $1 million (20% multiplied by $5 million realized capital gains on Investment C)

•	Year 4: None

With respect to each year, if the trailing four quarters’ post-offering period net income less the excess (if any) of trailing four quarters’ post-offering period net unrealized capital depreciation over trailing four quarters’ post-offering period net realized capital gains did not exceed the hurdle amount, the capital gains portion of the Incentive Fee could be reduced because no Incentive Fee is payable unless the sum of (1) the amount of net income used in the determination of the Incentive Fee, if any, based on income and (2) the amount of net realized capital gains in excess of unrealized capital depreciation used in the determination of the Incentive Fee, if any, based on capital gains exceeds the hurdle amount. The following Alternative 3 and Alternative 4 illustrate the calculation of the capital gains portion of the Incentive Fee when the hurdle amount is exceeded only after capital gains are taken into account.

Alternative 3

Assumptions

•	Year 1: Net income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains = $38.0 million

•	Year 1: Net realized capital gains to the extent in excess of gross unrealized capital depreciation = $8.0 million

Determination of Incentive Fee

Net income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains equals $38.0 million, which does not exceed the Hurdle amount. Therefore there is no Incentive Fee payable with respect to net income. However, Year 1 net realized capital gains to the extent in excess of gross unrealized capital depreciation of $8.0 million, when added to net income of $38.0 million, results in a total of $46.0 million, which exceeds the Hurdle amount. Therefore there is an Incentive Fee payable with respect to capital gains in Year 1.

Incentive Fee with respect to capital gains = 50% x (net realized capital gains to the extent in excess of gross unrealized capital depreciation, but only to the extent that such net realized capital gains, when added to net income, exceed the Hurdle amount), up to a limit of 20% x net realized capital gains to the extent in excess of gross unrealized capital depreciation

= 50% x ($46.0 million – $40.0 million), up to a limit of 20% x $8.0 million

= 50% x $6.0 million, up to a limit of $1.6 million

= $1.6 million

Conclusion

The Incentive Fee payable with respect to capital gains for Year 1 equals $1.6 million.

Alternative 4

Assumptions

•	Year 1: Net income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains = $38.0 million

•	Year 1: Net realized capital gains to the extent in excess of gross unrealized capital depreciation = $3.0 million

Determination of Incentive Fee

Net income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains equals $38.0 million, which does not exceed the Hurdle amount. Therefore there is no Incentive Fee payable with respect to net income. However, Year 1 net realized capital gains to the extent in excess of gross unrealized capital depreciation of $3.0 million, when added to net income of $38.0 million, results in a total of $41.0 million, which exceeds the Hurdle amount. Therefore there is an Incentive Fee payable with respect to capital gains in Year 1.

Incentive Fee with respect to capital gains = 50% x (net realized capital gains to the extent in excess of gross unrealized capital depreciation, but only to the extent that such net realized capital gains, when added to net income, exceed the Hurdle amount), up to a limit of 20% x net realized capital gains to the extent in excess of gross unrealized capital depreciation

= 50% x ($41.0 million – $40.0 million), up to a limit of 20% x $3.0 million

= 50% x $1.0 million, up to a limit of $0.6 million

= $0.5 million

Conclusion

The Incentive Fee payable with respect to capital gains for Year 1 equals $0.5 million.

For the six months ended June 30, 2008 and 2007, the Advisor earned $0 and $9,524,323, respectively, in Incentive Fees. Although the Company did not incur any Incentive Fees during the six months ended June 30, 2008 and during the last calendar quarter of 2007, it may incur such fees in the future relating to investment performance since September 30, 2007 measured on a trailing four quarters’ basis. For the year ended December 31, 2007 and for the period July 25, 2006 through December 31, 2006, the Advisor earned $9,412,097 and $4,443,298, respectively, in incentive management fees from the Company. No incentive management fees were earned prior to July 25, 2006.

Payment of our expenses

All investment professionals and staff of the Advisor, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Advisor. We will bear all other costs and expenses of our operations and transactions, including those relating to:

•	our organization;

•	calculating our net asset value (including the cost and expenses of any independent valuation firms);

•	expenses incurred by the Advisor payable to third parties in monitoring our investments and performing due diligence on prospective portfolio companies;

•	interest payable on debt, if any, incurred to finance our investments;

•	the costs of future offerings of common shares and other securities, if any;

•	the base management fee and any incentive management fee;

•	distributions on our preferred shares, if any, and common shares;

•	administration fees payable under the administration agreement;

•	fees payable to third parties relating to, or associated with, making investments;

•	transfer agent and custodial fees;

•	registration fees;

•	listing fees;

•	taxes;

•	independent director fees and expenses;

•	costs of preparing and filing reports or other documents with the SEC;

•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

•	our fidelity bond;

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	indemnification payments;

•	direct costs and expenses of administration, including audit and legal costs; and

•

all other expenses reasonably incurred by us or the Administrator in connection with administering our business, such as the allocable portion of overhead under the administration agreement, including rent and other allocable portions of the cost of certain of our officers and their respective staffs.

We will reimburse the Advisor for costs and expenses incurred by the Advisor for office space rental, office equipment and utilities allocable to the performance by the Advisor of its duties under the management agreement, as well as any costs and expenses incurred by the Advisor relating to any non-investment advisory, administrative or operating services provided by the Advisor to us. For the six months ended June 30, 2008 and 2007, we incurred $538,849 and $390,267, respectively, for costs and expenses reimbursable to the Advisor under the management agreement. For the years ended December 31, 2007 and 2006, we incurred $876,429 and $469,287, respectively in such costs and expenses.

From time to time, the Advisor may pay amounts owed by us to third party providers of goods or services. We will subsequently reimburse the Advisor for such amounts paid on our behalf. Reimbursements to the Advisor for the six months ended June 30, 2008 and 2007 were $806,831 and $717,325, respectively. Reimbursements to the Advisor for the years ended December 31, 2007 and 2006 were $1,475,237 and $1,053,392, respectively.

Indemnification

The management agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Advisor is not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any loss sustained by us or our stockholders, and provides for indemnification by us of its members, directors, officers, employees, agents and control persons for liabilities incurred by it in connection with their services to us, subject to certain limitations and conditions.

Board and stockholder approval of the investment management agreement

The management agreement was originally approved by our Board of Directors at an in-person meeting of the Board of Directors held on April 14, 2005, including a majority of the directors who are not parties to the agreement or interested persons of any such party (as such term is defined in the 1940 Act). In addition, the management agreement was approved by our sole stockholder on July 21, 2005. On June 22, 2008, the owners of the Advisor amended its limited liability operating agreement to reduce the voting power of certain of its owners, which may have been deemed to cause an “assignment,” as defined in the 1940 Act, of our investment management agreement and such an assignment results in termination of the agreement under the 1940 Act. Pursuant to the approval of our Board of Directors at an in-person meeting on March 5, 2008 and of our stockholders at our Annual Meeting of Stockholders on April 24, 2008, we entered into a new investment management agreement, the terms of which are identical to the previous investment management agreement, except for the date of the agreement and the expiration of its initial term. The date of the new agreement is June 22, 2008 and its initial term expires on June 22, 2010. A discussion regarding the basis for the Board’s approval of the investment management agreement is available in our Proxy Statement for our 2008 Annual Meeting of Stockholders.

Duration and termination

The management agreement will continue in effect until June 22, 2010, and if not sooner terminated, will continue in effect for successive periods of twelve months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of our Board of Directors or the vote of a majority of our outstanding voting securities and (2) the vote of a majority of the Board of Directors who are not parties to the management agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. We may terminate the management agreement as a whole at any time, without the payment of any penalty, upon the vote of a majority of our Board of Directors or a majority of our outstanding voting securities or by the Advisor, on 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The management agreement will terminate automatically in the event of its assignment.

Additional compensation to affiliates of the Advisor

As of September 30, 2008, Holding owned approximately 76.4%, or 42,498,312 shares, of our outstanding common stock (excluding shares to be issued and distributed as a result of the reinvestment of a dividend on our common stock on that date). As of that date, the Advisor, its Chief Executive Officer and Chief Operating Officer, BlackRock, the Kelso Principals and certain other individuals owned an aggregate of approximately 8.4% of the outstanding limited liability company interests in Holding. In addition, certain of the Advisor’s members and employees (the “re-allocation group”) are entitled to receive from Holding a number of shares of our common stock if the performance of our common stock exceeds certain thresholds. If, upon the expiration of the lock-up agreement to which Holding is subject on December 26, 2008, the market price of our common stock exceeds a threshold multiple in respect of the net asset value of the common stock as adjusted to reflect any impact on net asset value resulting from any sale of the common stock by us, then the re-allocation group is entitled to a number of shares of common stock with a value equal to 10% of the number of shares of common stock owned by Holding multiplied by the excess of the market price over the net asset value of our common stock. In addition, if upon specified dates the internal rate of return to the members of Holding exceeds a certain threshold, then the re-allocation group is entitled to a number of shares of common stock owned by Holding with a value equal to 10% of the number of shares of common stock owned by Holding multiplied by the excess of the market price over the net asset value of our common stock. Internal rate of return means the discount rate at which the present value of the future cash flows of an investment equals the cost of the investment. See “Shares Eligible for Future Sale.”

Organization of the advisor

The Advisor is organized as a Delaware limited liability company. The Advisor is registered as an investment advisor with the Securities and Exchange Commission under the Advisers Act. Its principal executive offices are located at 40 East 52nd Street, New York, NY. James R. Maher and Michael B. Lazar, the managing members of the Advisor, are control persons of the Advisor.

Administration agreement

We have entered into an administration agreement with the Administrator, a subsidiary of BlackRock, Inc., under which the Administrator provides administrative services to us. For providing these services, facilities and personnel, we reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staffs.

For the six months ended June 30, 2008 and 2007, we incurred $512,561 and $388,681, respectively, for administrative services expenses payable to the Administrator under the administration agreement. For the years ended December 31, 2007 and 2006, we incurred $947,028 and $588,741, respectively, in such expenses.

License agreements

We have entered into a license agreement with BlackRock and the Advisor pursuant to which BlackRock has agreed to grant to the Advisor, and the Advisor has agreed to grant to us, a non-exclusive, royalty-free license to use the name “BlackRock.” In addition, we have entered into a license agreement with Michael B. Lazar, our Chief Operating Officer, and the Advisor pursuant to which Mr. Lazar has agreed to grant to the Advisor, and the Advisor has agreed to grant to us, a non-exclusive, royalty-free license to use the name “Kelso.” Mr. Lazar obtained this limited right to license the name “Kelso” under an agreement with Kelso.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, investments for which market quotations are readily available are valued at such market quotations unless they are deemed not to represent fair value. We generally obtain market quotations from an independent pricing service or one or more broker-dealers or market makers. However, debt investments with remaining maturities within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Debt and equity securities for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued at fair value as determined in good faith by or under the direction of our Board of Directors. Because we expect that there will not be a readily available market value for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith under the direction of our Board of Directors using a consistently applied valuation process in accordance with a documented valuation policy that has been reviewed and approved by our Board of Directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and may differ materially from the values that we may ultimately realize. In addition, changes in the market environment and other events may have differing impacts on the market quotations used to value some of our investments than on the fair values of our investments for which market quotations are not readily available. Market quotations may be deemed not to represent fair value in certain circumstances where the Advisor believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotations to not reflect the fair value of the security. Examples of these events could include cases in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “forced” sale by a distressed seller.

With respect to investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair values, our Board of Directors undertakes a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals responsible for the portfolio investment;

•

the investment professionals provide recent portfolio company financial statements and other reporting materials to independent valuation firms engaged by our Board of Directors, such firms conduct independent appraisals each quarter and their preliminary valuation conclusions are documented and discussed with senior management of the Advisor;

•	the audit committee of our Board of Directors reviews the preliminary valuations of the independent valuation firms; and

•

the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

With respect to the initial valuations of unquoted investments by the investment professionals of the Advisor, upon acquisition each unquoted investment generally is valued at cost until the end of the second calendar quarter following its acquisition date. As of that date, an independent valuation firm conducts the initial independent appraisal of the investment.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the enterprise value of the portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

Determination of fair values involves subjective judgments and estimates. Accordingly, the notes to our financial statements included elsewhere in this prospectus express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Determinations in connection with offerings

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve our policy and practice of making such sales. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board of Directors closely approximates the market value of such securities (less any distributing commission or discount).

On April 24, 2008, at our 2008 Annual Meeting of Stockholders, our stockholders approved a proposal that would enable us, in one or more public or private offerings and with approval of our Board of Directors and subject to certain other conditions, to sell or otherwise issue shares of our common stock at a price below its then current net asset value. The authorization is effective for a period expiring on the earlier of April 24, 2009 or the date of our 2009 Annual Meeting of Stockholders, which is expected to be held in May 2009. Our Board of Directors has adopted a policy to limit our ability to sell common stock at a price below net asset value to circumstances in which the price per share of our common stock is equal to 95% or greater of its net asset value per share in effect on the date any such sale is priced.

In connection with each offering of shares of our common stock, the Board of Directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below our then current net asset value at the time at which the sale is made, subject to certain exceptions discussed above. Our Board of Directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

To the extent that there is even a remote possibility that we may issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board of Directors will elect either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

We may, however, subject to the requirements of the 1940 Act, issue rights to acquire our common stock at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our common stockholders. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our Board of Directors, closely approximates the market value of such securities. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In addition, we note that for us to file a post-effective amendment to this registration statement on Form N-2, we must then be qualified to register our securities on Form S-3. If we raise additional funds by issuing more common stock or warrants or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our common stockholders at that time would decrease, and our common stockholders may experience dilution.

Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of your common shares elects to receive cash by contacting PNC Global Investment Servicing Inc., or PGIS, a Massachusetts corporation, agent for stockholders in administering our amended and restated dividend reinvestment plan, or the plan, all dividends declared for you in common shares of our company will be automatically reinvested by the plan agent in additional common shares of our company. If the registered owner of your common shares elects not to participate in the plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by PGIS, as dividend disbursing agent. You may elect not to participate in the plan and to receive all dividends in cash by sending written instructions or by contacting PGIS, as dividend disbursing agent, at the address set forth below. Participation in the plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the plan agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of our company for you. As this approach may cause you to incur brokerage charges or other transaction costs, we recommend that you consult with your broker or financial adviser. If you wish for all dividends declared on your common shares of our company to be automatically reinvested pursuant to the plan, please contact your broker.

The plan agent will open an account for each common stockholder under the plan in the same name in which such common stockholder’s common shares are registered. Whenever we declare a dividend or other distribution payable in cash, non-participants in the plan will receive cash and participants in the plan will receive the number of common shares referred to below. The common shares will be paid to the plan agent for the participants’ accounts through receipt of additional unissued but authorized common shares or treasury common shares from us. The number of newly issued or treasury common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by 95% of the market price per common share on the payment date for the dividend or other distribution. Under certain circumstances, this feature of the plan may cause us to issue or sell shares of our common stock at a price that is less than our net asset value per share, which could cause our common stockholders to experience dilution.

The plan agent maintains all stockholders’ accounts in the plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Common shares in the account of each plan participant will be held by the plan agent on behalf of the plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the plan. The plan agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the plan in accordance with the instructions of the participants.

In the case of stockholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the plan agent will administer the plan on the basis of the number of common shares certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the plan.

There will be no brokerage charges with respect to common shares issued directly by us. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. For additional details, see “Tax Matters.” Participants that request a sale of shares through the plan agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission.

We reserve the right to amend or terminate the plan. There is no direct service charge to participants in the plan; however, we reserve the right to amend the plan to include a service charge payable by the participants.

All correspondence concerning the plan should be directed to the plan agent at PNC Global Investment Servicing Inc., 301 Bellevue Parkway, Wilmington, DE 19809.

DESCRIPTION OF OUR CAPITAL STOCK

General

Under the terms of our amended certificate of incorporation, our authorized capital stock will consist solely of 100,000,000 shares of common stock, par value $0.001 per share, of which 55,650,246 shares were outstanding as of September 30, 2008, and 500 shares of preferred stock, par value $0.001 per share, of which no shares were outstanding as of September 30, 2008.

Set forth below are our outstanding classes of capital stock as of September 30, 2008.

	(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Company or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under(3)
BlackRock Kelso Capital Corporation	Common Stock	100,000,000	20,348	55,650,246

Common stock

Under the terms of our certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our Board of Directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future under the Securities Act in specified circumstances. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Preferred stock

Under the terms of our certificate of incorporation, our Board of Directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits the rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock we may issue in the future, of at least 200%, and the holder of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Delaware law and certain charter and bylaw provisions; anti-takeover measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Our amended certificate of incorporation and amended and restated bylaws provide that:

•	the Board of Directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of 75% of the then outstanding shares of our capital stock entitled to vote; and

•

subject to the rights of any holders of preferred stock, any vacancy on the Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote a majority of the directors then in office.

The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us. Our certificate of incorporation and bylaws also provide that special meetings of the stockholders may only be called by our Board of Directors, Chairman, Vice Chairman, Chief Executive Officer or President.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation permits our Board of Directors to amend or repeal our bylaws. Our bylaws generally can be amended by approval of at least 66 2/3% of the total number of authorized directors subject to certain exceptions, including provisions relating to the size of our board, and certain actions requiring board approval, which provisions will require the vote of 75% of our Board of Directors to be amended. The affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our amended and restated bylaws.

Limitations of liability and indemnification

Under our amended certificate of incorporation, we shall fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

We have obtained liability insurance for our officers and directors.

Anti-takeover provisions

Our certificate of incorporation includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of us or to change the composition of our Board of Directors. This could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operation. Our Board of Directors is divided into three classes, with the term of one class expiring at each annual meeting of stockholders. At each annual meeting, one class of Directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective director.

In addition, our certificate of incorporation requires the favorable vote of a majority of our Board of Directors followed by the favorable vote of the holders of at least 75% of our outstanding shares of each affected class or series, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of our Directors, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) will be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares, or a principal stockholder, refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of our voting securities.

The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of us or any subsidiary of ours with or into any principal stockholder; the issuance of any of our securities to any principal stockholder for cash, except pursuant to any automatic dividend reinvestment plan or rights offering in which the holder does not increase its percentage of voting securities; the sale, lease or exchange of all or any substantial part of our assets to any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to us or any subsidiary of ours, in exchange for our securities, of any assets of any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert us to an open-end investment company, to liquidate and dissolve us, to merge or consolidate us with any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as described in this prospectus or to amend any of the provisions discussed herein, our certificate of incorporation requires the favorable vote of a majority of our Board of Directors followed by the favorable vote of the holders of at least 75% of our outstanding shares of each affected class or series of our shares, voting separately as a class or series, unless such amendment has been approved by at least 80% of our Directors, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) shall be required. If approved in the foregoing manner, our conversion to an open-end investment company could not occur until 90 days after the stockholders meeting at which such conversion was approved and would also require at least 30 days prior notice to all stockholders. As part of any such conversion, substantially all of our investment policies and strategies and portfolio would have to be modified to assure the degree of portfolio liquidity required for open-end investment companies. In the event of conversion, the common shares would cease to be listed on any national securities exchange or market system. Stockholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. You should assume that it is not likely that our Board of Directors would vote to convert us to an open-end fund.

For the purposes of calculating “a majority of the outstanding voting securities” under our certificate of incorporation, each class and series of our shares will vote together as a single class, except to the extent required by the 1940 Act or our certificate of incorporation, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

Our Board of Directors has determined that provisions with respect to the Board of Directors and the stockholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of stockholders generally. Reference should be made to our certificate of incorporation on file with the SEC for the full text of these provisions.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our certificate of incorporation authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board of Directors is required by Delaware law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.

The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution) and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.

For any series of preferred stock that we may issue, our Board of Directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•

the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are cumulative or non-cumulative and participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•

in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in the best interests of the Company and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In addition, we note that for us to file a post-effective amendment to this registration statement on Form N-2, we must then be qualified to register our securities on Form S-3. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the title of such subscription rights;

•	the exercise price or a formula for the determination of the exercise price for such subscription rights;

•	the number or a formula for the determination of the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights would commence, and the date on which such rights shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock or other securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock or other securities purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture”. An indenture is a contract between us and The Bank of New York, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs”. Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See “Additional Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture limits the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities”. The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name”. Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders.

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,

•	whether it imposes fees or charges,

•	how it would handle a request for the holders’ consent, if ever required,

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•

an investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

•

an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

•

an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•

the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

•

an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

•

DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

•

financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security Will Be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of holders and street name investors under “Holders of Registered Debt Securities” above.

The special situations for termination of a global security are as follows:

•

if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we are unable to appoint another institution to act as depositary,

•	if we notify the trustee that we wish to terminate that global security, or

•	if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under “Events of Default”.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often about two weeks in advance of the interest due date, is called the “record date”. Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest”.

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “Global Securities”.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date.

•	we do not pay interest on a debt security of the series within 30 days of its due date.

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date.

•

we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur.

•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give your trustee written notice that an Event of Default has occurred and remains uncured.

•

the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

•

the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under

“Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.

•

under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (i) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture (see “Indenture Provisions—Limitation on Liens” below) without equally and ratably securing the indenture securities or (ii) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

•	we must deliver certain certificates and documents to the trustee.

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

•

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval”.

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•

for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance”.

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how- approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current United States federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Indenture Provisions—Subordination” below. In order to achieve covenant defeasance, we must do the following:

•

If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•

We may be required to deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act of 1940, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in United States federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•

We may be required to deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an Internal Revenue Service ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

•

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act of 1940, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions—Subordination”.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form,

•	without interest coupons, and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Limitation on Liens

If we issue indenture securities that are denominated as senior debt securities, we covenant in the indenture that neither we nor any of our subsidiaries, if any, will pledge or subject to any lien any of our or their property or assets unless those senior debt securities issued under the indenture are secured by this pledge or lien equally and ratably with other indebtedness thereby secured. There are excluded from this covenant liens created to secure obligations for the purchase price of physical property, liens of a subsidiary securing indebtedness owed to us, liens existing on property acquired upon exercise of rights arising out of defaults on receivables acquired in the ordinary course of business, sales of receivables accounted for as secured indebtedness in accordance with generally accepted accounting principles, certain liens not related to the borrowing of money and other liens not securing borrowed money aggregating less than $500,000.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness, but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

The Trustee under the Indenture

The Bank of New York will serve as the trustee under the indenture. The Bank of New York is one of a number of banks with which we maintain ordinary banking relationships.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Securities

DTC will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds and provides asset servicing for over 2.2 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).

DTCC, in turn, is owned by a number of Direct Participants of DTC and Members of the National Securities Clearing Corporation, Fixed Income Clearing Corporation, and Emerging Markets Clearing Corporation (NSCC, FICC, and EMCC, also subsidiaries of DTCC), as well as by the New York Stock Exchange, Inc., the American Stock Exchange LLC, and the Financial Industry Regulatory Authority. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has Standard & Poor’s highest rating: AAA. The DTC Rules applicable to its Participants are on file with the Securities and Exchange Commission. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security (“Beneficial Owner”) is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor such other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts, upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

REGULATION

We are a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisors or sub-advisors), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act of 1933, or the Securities Act. We may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.

Qualifying assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

•

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

•	is organized under the laws of, and has its principal place of business in, the United States;

•

is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies either of the following:

•	does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a market capitalization maximum; or

•

is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company.

•	Securities of any eligible portfolio company which we control.

•

Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

•

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

•	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

The SEC recently adopted a rule under the 1940 Act to further expand the definition of eligible portfolio company to include certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million. The new rule became effective on July 21, 2008. We will continue to monitor closely any developments with respect to the definition of an eligible portfolio company and intend to adjust our investment focus as needed to comply with and/or take advantage of the new rule, as well as any other regulatory, legislative, administrative or judicial actions in this area.

Managerial assistance to portfolio companies

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in “Regulation—Qualifying assets” above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet certain diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risks—Risks related to our operations as a BDC.”

Code of ethics

We and the Advisor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy voting policies and procedures

We have delegated our proxy voting responsibility to the Advisor. The Proxy Voting Policies and Procedures of the Advisor are set forth below. The guidelines are reviewed periodically by the Advisor and our independent directors, and, accordingly, are subject to change.

Introduction

As an investment advisor registered under the Advisers Act, the Advisor has a fiduciary duty to act solely in our best interests and in the best interests of our stockholders. As part of this duty, the Advisor recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. The Advisor’s Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

The Advisor evaluates routine proxy matters, such as proxy proposals, amendments or resolutions on a case-by-case basis. Routine matters are typically proposed by management and the Advisor will normally support such matters so long as they do not measurably change the structure, management control, or operation of the corporation and are consistent with industry standards as well as the corporate laws of the state of incorporation.

The Advisor also evaluates non-routine matters on a case-by-case basis. Non-routine proposals concerning social issues are typically proposed by stockholders who believe that the corporation’s internally adopted policies are ill-advised or misguided. If the Advisor has determined that management is generally socially responsible, the Advisor will generally vote against these types of non-routine proposals. Non-routine proposals concerning financial or corporate issues are usually offered by management and seek to change a corporation’s legal, business or financial structure. The Advisor will generally vote in favor of such proposals provided the position of current stockholders is preserved or enhanced. Non-routine proposals concerning stockholder rights are made regularly by both management and stockholders. They can be generalized as involving issues that transfer or realign board or stockholder voting power. The Advisor typically would oppose any proposal aimed solely at thwarting potential takeovers by requiring, for example, super-majority approval. At the same time, the Advisor believes stability and continuity promote profitability. The Advisor’s guidelines in this area seek a middle road and individual proposals will be carefully assessed in the context of their particular circumstances.

The Advisor has engaged a third-party service provider to assist it in the voting of proxies. This third-party service provider makes recommendations to the Advisor, based on its guidelines, as to how our votes should be cast. These recommendations are then reviewed by the Advisor’s employees, one of whom must approve the proxy vote in writing and return such written approval to the Administrator’s operations group. The Advisor recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of our stockholders. If there is any possibility that a vote may involve a material conflict of interest, prior to approving such vote, the Advisor must consult with its chief compliance officer to determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict. If the conflict is determined not to be material, the Advisor’s employees shall vote the proxy in accordance with the Advisor’s proxy voting policy.

Proxy voting records

You may obtain information about how we voted proxies by making a written request for proxy voting information to:

Chief Compliance Officer

BlackRock Kelso Capital Corporation

40 East 52nd Street

New York, NY 10022

Other

We have elected to be taxed as a RIC under Subchapter M of the Code. To maintain our RIC status and obtain favorable RIC tax treatment, we must meet certain requirements including source of income, asset diversification and distribution requirements. See “Tax Matters.”

We may be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and the Advisor have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, reviewed these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designated a chief compliance officer to be responsible for administering the policies and procedures.

Compliance with the Sarbanes-Oxley Act of 2002 and The NASDAQ Global Select Market Corporate Governance Regulations

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, The NASDAQ Global Select Market has adopted or is in the process of adopting corporate governance changes to its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, the Advisor is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Advisor does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Advisor generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Advisor may select a broker based partly on brokerage or research services provided to the Advisor and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Advisor determines in good faith that such commission is reasonable in relation to the services provided.

TAX MATTERS

The following is a general discussion of the provisions of the Code and the Treasury regulations in effect as they directly govern our taxation and our stockholders. These provisions are subject to change by legislative or administrative action, and any change may be retroactive. The discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular stockholders in light of their individual investment circumstances or to some types of stockholders subject to special tax rules, such as financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our common shares in connection with a hedging, straddle, conversion or other integrated transaction, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens. This discussion assumes that the stockholders hold their common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting us and our stockholders, and the discussion set forth herein does not constitute tax advice. Stockholders are urged to consult their own tax advisers to determine the tax consequences to them of investing in our shares.

This summary does not discuss the consequences of an investment in our preferred stock, debt securities, warrants representing rights to purchase shares of our preferred stock, common stock or debt securities, or subscription rights. The U.S. federal income tax consequences of such an investment will be discussed in a relevant prospectus supplement.

Taxation of the company

We intend to qualify each year to be taxed as a RIC under Subchapter M of the Code. To continue to qualify as a RIC, we must, among other things, (a) derive in each taxable year at least 90 percent of our gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures and forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership” (a “QPTP”); and (b) diversify our holdings so that, at the end of each fiscal quarter (i) at least 50 percent of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5 percent of the value of our total assets and not more than 10 percent of the outstanding voting securities of such issuer (subject to the exception described below), and (ii) not more than 25 percent of the market value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies), the securities of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs.

In the case of a RIC that furnishes capital to development corporations, there is an exception to the rule relating to the diversification of investments described above. This exception is available only to registered management investment companies that the SEC determines to be principally engaged in the furnishing of capital to other corporations that are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available (“SEC Certification”). We have not yet received SEC Certification, but it is possible that we will receive SEC Certification in future years. If we receive SEC Certification, we generally will be entitled to include, in the computation of the 50 percent value of our assets (described in (b)(i) above), the value of any securities of an issuer, whether or not we own more than 10 percent of the outstanding voting securities of the issuer, if the basis of the securities, when added to our basis of any other securities of the issuer that we own, does not exceed 5 percent of the value of our total assets.

As a RIC, in any fiscal year with respect to which we distribute at least 90 percent of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net realized short-term capital gains over net realized long-term capital losses and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) net tax exempt interest (which is the excess of our gross tax exempt interest income over certain disallowed deductions) (the “Annual Distribution Requirement”), we (but not our stockholders) generally will not be subject to U.S. federal income tax on our investment company taxable income and net capital gains that we distribute to our stockholders. To the extent that we retain our net capital gains for investment, we will be subject to U.S. federal income tax. We may choose to retain our net capital gains for investment and pay the associated federal corporate income tax.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior securities.” Moreover, our ability to dispose of assets to meet the Annual Distribution Requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the diversification tests discussed above. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement (as discussed below), we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4 percent excise tax payable by us (the “Excise Tax Avoidance Requirement”). To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to at least the sum of:

(1) 98 percent of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

(2) 98 percent of our capital gains in excess of our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our fiscal year); and

(3) any undistributed amounts from previous years on which we paid no U.S. federal income tax.

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4 percent excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

If, in any particular taxable year, we do not qualify as a RIC or do not satisfy the Annual Distribution Requirement, all of our taxable income (including our net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and distributions will be taxable to the stockholders as ordinary dividends to the extent of our current and accumulated earnings and profits.

We may decide to be taxed as a corporation even if we would otherwise qualify as a RIC.

Company investments

We may make certain investments that would subject us to special provisions of the Code that may, among other things, defer the use of certain deductions or losses or affect the holding period of securities held by us or the character of the gains or losses realized by us. These provisions may also require that we recognize income or gain without receiving cash with which to make distributions. In particular, we may recognize original issue discount if we acquire zero coupon securities, deferred interest securities or certain other securities, or if we receive warrants in connection with the making of a loan or possibly in other circumstances. Such original issue discount, which could but is not expected to be significant relative to our overall investment activities, generally will be included in income in the taxable year of accrual and before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since in certain circumstances we may recognize income before or without receiving cash representing such income, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining favorable RIC treatment and for avoiding income and excise taxes. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for favorable RIC treatment and thereby be subject to corporate-level income tax.

In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the requirement to pass through to our stockholders their share of the foreign taxes paid by us.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. stockholders

For purposes of this discussion, a “U.S. stockholder” (or in this section, a “stockholder”) is a holder or a beneficial holder of shares of our common stock that is for U.S. federal income tax purposes (1) a person who is a citizen or individual resident of the U.S., (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any state thereof or the District of Columbia, (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if (a) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes. If a partnership or other entity classified as a partnership for U.S. tax purposes holds the shares, the tax treatment of the partnership and each partner generally will depend on the activities of the partnership and the activities of the partner. Partnerships acquiring shares, and partners in such partnerships, should consult their own tax advisors.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Prospective investors that are not U.S. holders should refer to “Non-U.S. Stockholders” below and are urged to consult their own tax advisors with respect to the U.S. federal income tax consequences of an investment in our shares, including the potential application of U.S. withholding taxes.

Distributions we pay to you from our ordinary income or from an excess of net realized short-term capital gains over net realized long-term capital losses (together referred to hereinafter as “ordinary income dividends”) are taxable to you as ordinary income to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock through our dividend reinvestment plan. Due to our expected investments, in general, distributions will not be eligible for the dividends received deduction allowed to corporate stockholders and will not qualify for the reduced rate of tax for qualified dividend income allowed to individuals. Distributions made to you from an excess of net realized long-term capital gains over net realized short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gains, regardless of the length of time you have owned our shares and regardless of whether paid in cash or reinvested in additional common stock through our dividend reinvestment plan. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset). The maximum tax rate on long-term capital gains of individuals is reduced generally to 15% for such gains realized before January 1, 2011.

In the event that we retain any net capital gains, we may designate the retained amounts as undistributed capital gains in a notice to our stockholders. If a designation is made, stockholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. In addition, the tax basis of shares owned by a stockholder would be increased by an amount equal to the difference between (i) the amount included in the stockholder’s income as long-term capital gains and (ii) the stockholder’s proportionate share of the corporate tax paid by us.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholders will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

A stockholder will realize gain or loss on the sale or exchange of our common shares in an amount equal to the difference between the stockholder’s adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a stockholder on the sale or other disposition of our common shares will result in capital gain or loss to you, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of our shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

Backup Withholding. We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the Internal Revenue Service notifies us that such stockholder has failed to properly report certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the Internal Revenue Service.

Taxation of non-U.S. stockholders

The following discussion only applies to non-U.S. stockholders. A “Non-U.S. stockholder” is a holder that is not a U.S. stockholder for U.S. federal income tax purposes. Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our shares.

Distributions of our “investment company taxable income” to non-U.S. stockholders, subject to the discussion below, will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States. In this latter case the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders, and will not be subject to federal withholding tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements.

Actual or deemed distributions of our net capital gains to a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale of our common stock, generally will not be subject to federal withholding tax and will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder is not otherwise required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in the shares may not be appropriate for certain non-U.S. stockholders.

Backup Withholding. A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an Internal Revenue Service Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares.

PLAN OF DISTRIBUTION

We may sell the securities in any of three ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser; or (c) through agents. The securities may be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

•	the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them;

•	the offering price of the securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and

•	any securities exchanges on which the securities may be listed.

Any offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If underwriters are used in the sale of any securities, the securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to certain conditions precedent. The underwriters will be obligated to purchase all of the securities if they purchase any of the securities.

In compliance with the guidelines of the Financial Industry Regulatory Authority, or FINRA, the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

We may sell the securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth any commissions we pay for soliciting these contracts.

Agents and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act of 1933 or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus or otherwise.

CUSTODIAN, TRANSFER AGENT AND TRUSTEE

PNC Global Investment Servicing Inc., or PGIS, a subsidiary of PNC, provides administrative and accounting services to us under a sub-administration and accounting services agreement. PFPC Trust Company, a subsidiary of PNC, provides custodian services to us pursuant to a custodian services agreement. Also, PGIS provides transfer agency and compliance support services to us under a transfer agency agreement and a compliance support services agreement, respectively. For the services provided to us by PGIS and its affiliates, PGIS is entitled to an annual fee equal to a percentage of our average net assets plus reimbursement of reasonable expenses, and a base fee, payable monthly. The Bank of New York acts as trustee for offerings of our debt securities.

LEGAL MATTERS

Certain legal matters in connection with the securities offered by this prospectus will be passed upon for us by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York. Attorneys at Skadden, Arps, Slate, Meagher & Flom LLP involved in the representation of the Company beneficially own approximately 15,640 shares of our common stock at September 30, 2008.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is our independent registered public accounting firm.

ADDITIONAL INFORMATION

We have filed a registration statement with the SEC on Form N-2, including amendments, relating to the securities we are offering. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the securities we are offering, please refer to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

PRIVACY PRINCIPLES

We are committed to maintaining the privacy of securityholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our securityholders, although certain nonpublic personal information of our securityholders may become available to us. We do not disclose any nonpublic personal information about our securityholders or former securityholders to anyone, except as permitted by law or as is necessary in order to service securityholders accounts (for example, to a transfer agent or third party administrator).

We restrict access to nonpublic personal information about our securityholders to our investment advisor’s employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our securityholders.

INDEX TO FINANCIAL STATEMENTS

BlackRock Kelso Capital Corporation

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

BlackRock Kelso Capital Corporation:

We have audited the accompanying statements of assets and liabilities of BlackRock Kelso Capital Corporation (the “Company”), including the schedules of investments, as of December 31, 2007 and 2006, and the related statements of operations, changes in net assets, and cash flows for the years ended December 31, 2007 and 2006 and for the period July 25, 2005 (inception of operations) through December 31, 2005. We also have audited the Company’s internal control over financial reporting as of December 31, 2007, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. The Company’s management is responsible for these financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying “Management’s Report on Internal Control Over Financial Reporting”. Our responsibility is to express an opinion on these financial statements and an opinion on the Company’s internal control over financial reporting based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. Our procedures included confirmation of securities owned at December 31, 2007 and 2006 by correspondence with the custodian, management of the investment funds and brokers; where replies were not received from the brokers, alternative procedures were performed. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed by, or under the supervision of, the company’s principal executive and principal financial officers, or persons performing similar functions, and effected by the company’s board of directors, management, and other personnel to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of the inherent limitations of internal control over financial reporting, including the possibility of collusion or improper management override of controls, material misstatements due to error or fraud may not be prevented or detected on a timely basis. Also, projections of any evaluation of the effectiveness of the internal control over financial reporting to future periods are subject to the risk that the controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BlackRock Kelso Capital Corporation as of December 31, 2007 and 2006, and the results of its operations, changes in its net assets, and cash flows for the years ended December 31, 2007 and 2006 and for the period July 25, 2005 (inception of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2007, based on the criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission.

/s/ Deloitte & Touche LLP

New York, New York

March 17, 2008

BlackRock Kelso Capital Corporation

Statements of Assets and Liabilities

	December 31, 2007	December 31, 2006
Assets:
Investments at fair value:
Non-controlled/non-affiliated investments (amortized cost of $1,049,585,229 and $716,844,625)	$1,018,013,709	$718,730,964
Controlled investments (amortized cost of $38,881,854 and $35,437,060)	14,834,395	35,437,060
Affiliated investments (amortized cost of $66,907,657 and $0)	65,412,682	—

Total investments at fair value	1,098,260,786	754,168,024
Cash and cash equivalents	5,077,695	3,036,413
Foreign currency at fair value (cost of $10,291 and $119,714)	10,864	126,375
Interest receivable	14,260,266	7,759,464
Dividends receivable	1,796,615	43,270
Prepaid expenses and other assets	2,414,954	1,125,838

Total Assets	$1,121,821,180	$766,259,384

Liabilities:
Payable for investments purchased	$—	$16,260,000
Unrealized depreciation on forward foreign currency contracts	451,944	475,204
Credit facility payable	381,300,000	164,000,000
Interest payable on credit facility	1,508,277	152,793
Dividend distributions payable	3,310,606	15,803,510
Base management fees payable	5,606,213	2,157,082
Incentive management fees payable	—	4,443,298
Accrued administrative services expenses	361,118	366,354
Other accrued expenses and payables	1,091,153	801,221

Total Liabilities	393,629,311	204,459,462

Net Assets:
Common stock, par value $.001 per share, 100,000,000 and 40,000,000 common shares authorized, 52,825,109 and 37,627,405 issued and outstanding	52,825	37,627
Paid-in capital in excess of par	790,378,102	563,233,775
Distributions in excess of net investment income	(5,411,353)	(3,392,549)
Accumulated net realized gain	729,635	497,795
Net unrealized appreciation (depreciation)	(57,557,340)	1,423,274

Total Net Assets	728,191,869	561,799,922

Total Liabilities and Net Assets	$1,121,821,180	$766,259,384

Net Asset Value Per Share	$13.78	$14.93

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Statements of Operations

	Year ended December 31, 2007	Year ended December 31, 2006**	July 25, 2005* through December 31, 2005**
Investment Income:
From non-controlled/non-affiliated investments:
Interest	$118,219,979	$53,288,349	$9,969,835
Dividends	940,969	461,223	34,791
Other income	55,695	122,134	—
From controlled investments:
Interest	3,808,869	20,729	—
Dividends	—	—	—
From affiliated investments:
Interest	3,259,182	—	—
Dividends	1,191,434	—	—
Other income	300,000	—	—

Total investment income	127,776,128	53,892,435	10,004,626

Expenses:
Base management fees	19,152,889	11,094,308	4,669,844
Incentive management fees	9,412,097	4,443,298	—
Administrative services	1,144,394	760,188	508,950
Professional fees	1,249,491	486,359	333,969
Director fees	399,385	286,113	233,508
Investment advisor expenses	876,429	469,287	138,405
Insurance	341,016	167,610	108,374
Interest and credit facility fees	20,272,906	261,114	—
Amortization of debt issuance costs	387,706	18,318	—
Organizational	—	—	57,056
Other	726,914	327,872	86,451

Expenses before management fee waiver	53,963,227	18,314,467	6,136,557
Base management fee waiver	(2,056,906)	(4,314,255)	(2,334,922)

Net expenses	51,906,321	14,000,212	3,801,635

Net investment income before excise taxes	75,869,807	39,892,223	6,202,991
Excise tax expense	(24,035)	—	—

Net Investment Income	75,845,772	39,892,223	6,202,991

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from non-controlled/non-affiliated entities:
Investments	1,623,116	777,548	1,141
Foreign currency	(2,268,909)	(298,151)	—

Net realized gain (loss)	(645,793)	479,397	1,141

Net change in unrealized appreciation (depreciation) on:
Non-controlled/non-affiliated investments:
Investments and cash equivalents	(33,457,861)	1,646,103	240,236
Foreign currency translations	19,681	(463,067)	—
Controlled investments	(24,047,459)	—	—
Affiliated investments	(1,494,975)	—	—

Net change in unrealized appreciation (depreciation)	(58,980,614)	1,183,036	240,236

Net realized and unrealized gain (loss)	(59,626,407)	1,662,433	241,377

Net Increase in Net Assets Resulting from Operations	$16,219,365	$41,554,656	$6,444,368

Net Investment Income Per Share	$1.66	$1.09	$0.17

Earnings Per Share	$0.35	$1.13	$0.18

Basic and Diluted Weighted-Average Shares Outstanding	45,714,141	36,632,218	35,366,589

*	Inception of operations.

**	Certain amounts have been reclassified to conform to the current period’s presentation.

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Statements of Changes in Net Assets

	Year ended December 31, 2007	Year ended December 31, 2006	July 25, 2005* through December 31, 2005
Net Increase in Net Assets Resulting from Operations:
Net investment income	$75,845,772	$39,892,223	$6,202,991
Net change in unrealized appreciation (depreciation)	(58,980,614)	1,183,036	240,236
Net realized gain (loss)	(645,793)	479,397	1,141

Net increase in net assets resulting from operations	16,219,365	41,554,656	6,444,368

Dividend Distributions to Stockholders from:
Net investment income	(76,491,196)	(42,117,435)	(7,073,318)
Net realized gains	(519,782)	(279,753)	—

Total dividend distributions	(77,010,978)	(42,397,188)	(7,073,318)

Capital Share Transactions:
Proceeds from shares sold	164,143,683	810,000	530,498,845
Less offering costs	(9,890,023)	—	(1,165,046)
Reinvestment of dividends	72,929,900	33,127,605	—

Net increase in net assets resulting from capital share transactions	227,183,560	33,937,605	529,333,799

Total Increase in Net Assets	166,391,947	33,095,073	528,704,849
Net assets at beginning of period	561,799,922	528,704,849	—

Net assets at end of period	$728,191,869	$561,799,922	$528,704,849

Capital Share Activity:
Shares issued from subscriptions	10,273,904	54,000	35,366,589
Shares issued from reinvestment of dividends	4,923,800	2,206,816	—

Total increase in shares	15,197,704	2,260,816	35,366,589

Distributions in Excess:
Distributions in excess of net investment income, end of period	$(5,411,353)	$(3,392,549)	$(870,327)

*	Inception of operations.

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Statements of Cash Flows

	Year ended December 31, 2007	Year ended December 31, 2006**	July 25, 2005* through December 31, 2005
Operating Activities:
Net increase in net assets resulting from operations	$16,219,365	$41,554,656	$6,444,368
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Proceeds from dispositions (purchases) of short-term investments—net	—	106,990,928	(106,043,189)
Purchases of long-term investments	(711,280,828)	(745,727,828)	(144,808,218)
Purchases of foreign currency—net	(1,281,451)	(413,610)	—
Proceeds from sales/repayments of long-term investments	310,435,608	138,404,643	1,021,610
Net change in unrealized appreciation (depreciation) on investments	59,000,295	(1,634,063)	(252,276)
Net change in unrealized appreciation (depreciation) on foreign currency translations	(19,681)	463,067	—
Net realized gain on investments	(1,623,116)	(777,548)	(1,141)
Net realized loss on foreign currency	2,268,909	298,151	—
Amortization of premium/discount—net	(1,500,246)	(986,585)	(353,136)
Amortization of debt issuance costs	387,706	18,318	—
Decrease (increase) in receivable for investments sold	—	996,250	(996,250)
Increase in interest receivable	(6,500,802)	(6,103,333)	(1,656,131)
Increase in dividends receivable	(1,753,345)	(43,270)	—
Decrease (increase) in prepaid expenses and other assets	(331,980)	50,559	(165,363)
Increase (decrease) in payable for investments purchased	(16,260,000)	12,061,704	4,198,296
Increase (decrease) in offering costs payable	—	(587,080)	587,080
Increase in base management fees payable	3,449,131	1,701,753	455,329
Increase (decrease) in incentive management fees payable	(4,443,298)	4,443,298	—
Increase (decrease) in accrued administrative services expenses payable	(5,236)	(142,596)	508,950
Increase in interest payable on credit facility	1,355,484	152,793	—
Increase in other accrued expenses and payables	289,932	102,602	698,619

Net cash used in operating activities	(351,593,553)	(449,177,191)	(240,361,452)

Financing Activities:
Net proceeds from issuance of common stock:
Cash	154,253,660	810,000	109,615,859
Contribution of short-term investments and cash equivalents	—	—	419,717,940
Dividend distributions paid	(89,503,882)	(33,666,996)	—
Dividend distributions reinvested	72,929,900	33,127,605	—
Borrowings under credit facility	1,459,103,995	279,000,000	—
Repayments under credit facility	(1,241,803,995)	(115,000,000)	—
Increase in deferred debt issuance costs	(1,344,843)	(1,029,352)	—

Net cash provided by financing activities	353,634,835	163,241,257	529,333,799

Net increase (decrease) in cash and cash equivalents	2,041,282	(285,935,934)	288,972,347
Cash and cash equivalents, beginning of period	3,036,413	288,972,347	—

Cash and cash equivalents, end of period	$5,077,695	$3,036,413	$288,972,347

Supplemental disclosure of cash flow information:
Cash interest paid during period	$18,676,650	$19,911	$—

*	Inception of operations.

**	Certain amounts have been reclassified to conform to the current period’s presentation.

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments

December 31, 2007

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units		Cost(b)	Fair Value
Senior Secured Notes—6.2%
AGY Holding Corp., Second Lien, 11.00%, 11/15/14, acquired 10/20/06(c)	Glass Yarns/ Fibers	$15,000,000		$15,000,000	$14,550,000
TriMark Acquisition Corp., Second Lien, 11.50% (9.50% cash, 2.00% PIK), 11/30/13	Food Service Equipment	30,277,111		30,277,111	30,277,111	(d)

Total Senior Secured Notes				45,277,111	44,827,111

Unsecured Debt—24.8%
AMC Entertainment Holdings, Inc., 9.99% PIK (LIBOR + 5.00%/Q), 6/13/12	Entertainment	12,661,936		12,395,105	11,981,357
ASM Intermediate Holdings Corp. II, 12.00% PIK, 12/27/13	Marketing Services	45,152,493		45,152,493	42,669,106
BE Foods Investments, Inc., 10.50% PIK (LIBOR + 5.25%/Q), 7/11/12	Food	25,486,292		24,683,196	23,702,251
Big Dumpster Acquisition, Inc., 13.50% PIK, 7/5/15	Waste Management Equipment	32,756,167		32,756,167	32,756,167	(d)
Lucite International Luxembourg Finance S.àr.l., PIK Loan, 13.64% PIK (EURIBOR + 9.00%/Q), 7/14/14(e)	Chemicals	10,978,044	(f)	13,666,704	14,987,131
Marquette Transportation Company Holdings, LLC, 14.75% PIK, 3/21/14	Transportation	39,500,000		39,500,000	39,500,000	(d)
Marsico Parent Holdco, LLC et al., 12.50% PIK, 7/15/16, acquired 11/28/07(c)	Finance	9,000,000		9,000,000	9,045,000
Marsico Parent Superholdco, LLC et al., 14.50% PIK, 1/15/18, acquired 11/28/07(c)	Finance	6,000,000		5,658,622	5,685,687

Total Unsecured Debt				182,812,287	180,326,699

Subordinated Debt—14.9%
A & A Manufacturing Co., Inc., 14.00% (12.00% cash, 2.00% PIK), 4/2/14	Protective Enclosures	18,777,852		18,777,852	18,777,852	(d)
Advanstar, Inc., 11.84% PIK (LIBOR + 7.00%/Q), 11/30/15	Printing/ Publishing	6,441,546		6,441,546	6,441,546
Al Solutions, Inc., 16.00% PIK, 12/29/13(g)	Metals	12,648,145		12,648,145	12,648,145	(d)
Conney Safety Products, LLC, 16.00%, 10/01/14	Safety Products	25,000,000		25,000,000	25,000,000	(d)
Mattress Giant Corporation, 13.25% (11.00% cash, 2.25% PIK), 8/1/12	Bedding —Retail	13,944,709		13,840,288	13,247,474
MediMedia USA, Inc., 11.38%, 11/15/14, acquired 11/1/06(c)	Information Services	8,000,000		8,074,656	8,220,000
Sentry Security Systems, LLC, 15.00% (12.00% cash, 3.00% PIK), 8/7/12	Security Services	10,274,409		10,274,409	10,274,409	(d)

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2007

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units		Cost(b)	Fair Value
U.S. Security Holdings, Inc., 13.00% (11.00% cash, 2.00% PIK), 5/8/14, acquired 5/10/06(c)	Security Services	$7,000,000		$7,000,000	$6,650,000
Wastequip, Inc., 12.00% (10.00% cash, 2.00% PIK), 2/5/15	Waste Management Equipment	7,561,250		7,561,250	7,561,250	(d)

Total Subordinated Debt				109,618,146	108,820,676

Senior Secured Loans—97.9%(h)
Advanstar Communications Inc., Second Lien, 9.84% (LIBOR + 5.00%), 11/30/14	Printing/ Publishing	14,000,000		14,000,000	12,880,000
Alpha Media Group Inc., Second Lien, 12.33% (LIBOR + 7.50%), 2/11/15	Publishing	20,000,000		19,236,444	18,400,000
American Residential Services L.L.C., Second Lien, 12.00% (10.00% cash, 2.00% PIK), 4/17/15	HVAC/Plumbing Services	40,000,000		40,000,000	40,000,000	(d)
American Safety Razor Company, LLC, Second Lien, 11.69% (LIBOR + 6.25%), 1/30/14	Consumer Products	10,000,000		10,000,000	9,950,000
American SportWorks LLC, Second Lien, 18.00% (15.00% cash, 3.00% PIK), 6/27/14(i)	Utility Vehicles	13,202,280		13,202,280	13,202,280	(d)
AmQuip Crane Rental LLC, Second Lien, 10.63% (LIBOR + 5.75%), 6/29/14	Construction Equipment	22,000,000		22,000,000	21,340,000
Applied Tech Products Corp. et al., Tranche A, First Lien, 11.75% PIK (Base Rate + 4.50%), 10/24/10	Plastic Packaging	4,847,723		4,829,127	4,847,723	(d)
Applied Tech Products Corp. et al., Tranche B, Second Lien, 15.75% PIK (Base Rate + 8.50%), 4/24/11	Plastic Packaging	2,308,004		2,295,861	1,568,358	(d)
Applied Tech Products Corp. et al., Tranche C, Third Lien, 19.25% PIK (Base Rate + 12.00%), 10/24/11(j)	Plastic Packaging	916,240		851,534	—	(d)
Arclin US Holdings Inc., Second Lien, 11.40% (LIBOR + 6.50%), 7/10/15	Chemicals	14,500,000		14,500,000	14,500,000	(d)
Bankruptcy Management Solutions, Inc., Second Lien, 11.10% (LIBOR + 6.25%), 7/31/13	Software	24,687,500		24,687,500	20,367,188
The Bargain! Shop Holdings Inc., Term Loan B, First Lien, 11.81% (CBA + 7.00%), 7/1/12(e)	Discount Stores	19,739,508	(k)	18,414,992	19,800,510	(d)
Berlin Packaging L.L.C., Second Lien, 11.85% (LIBOR + 6.50%), 8/17/15	Rigid Packaging	24,000,000		23,312,346	23,040,000
Cannondale Bicycle Corporation, Second Lien, 10.85% (LIBOR + 6.00%), 6/5/10	Bicycles/ Apparel	10,000,000		10,000,000	10,000,000	(d)
Champion Energy Corporation et al., First Lien, 12.50%, 5/22/11	Heating and Oil Services	34,000,000		34,000,000	34,000,000	(d)
Custom Direct, Inc. et al., Second Lien, 10.84% (LIBOR + 6.00%), 12/31/14	Printing	10,000,000		10,000,000	8,500,000
Deluxe Entertainment Services Group Inc., Second Lien, 10.83% (LIBOR + 6.00%), 11/11/13	Entertainment	12,000,000		12,000,000	10,800,000
DynaVox Systems LLC, Term Loan B, First Lien, 8.38% (LIBOR + 3.50%), 6/30/11	Augmentative Communication Products	3,351,322		3,333,809	3,351,322	(d)

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2007

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value
DynaVox Systems LLC, Term Loan C, First Lien, 9.88% (LIBOR + 5.00%), 12/13/11	Augmentative Communication Products	$1,750,000	$1,740,579	$1,750,000	(d)
Eight O’Clock Coffee Company et al., Second Lien, 11.38% (LIBOR + 6.50%), 7/31/13	Coffee Distributor	14,000,000	14,000,000	13,440,000
Electrical Components International Holdings Company, Second Lien, 11.37% (LIBOR + 6.50%), 5/1/14	Electronics	20,000,000	20,000,000	16,000,000
Event Rentals, Inc., Acquisition Loan, First Lien, 9.05% (LIBOR + 4.00%), 12/19/13	Party Rentals	15,000,000	15,000,000	14,925,000
Facet Technologies, LLC, Second Lien, 11.88% (LIBOR + 7.00%), 1/26/12	Medical Devices	27,000,000	27,000,000	27,000,000	(d)
Fairway Group Holdings Corp. et al., Term B Loan, First Lien, 9.96% (LIBOR + 5.00%), 1/18/13	Retail Grocery	1,485,000	1,481,877	1,485,000	(d)
Fairway Group Holdings Corp. et al., Term C Loan, Second Lien, 13.00% (12.00% cash, 1.00% PIK), 1/18/14	Retail Grocery	11,601,670	11,551,996	11,601,670	(d)
Fitness Together Franchise Corporation, First Lien, 11.40% (LIBOR + 6.25%), 7/14/12	Personal Fitness	13,150,000	13,099,256	13,099,256	(d)
Heartland Automotive Services II Inc. et al., Term Loan A, First Lien, 12.00% (Base Rate + 4.75%), 2/27/12(j)	Automobile Repair	3,558,311	3,555,669	3,415,978
Heartland Automotive Services II Inc. et al., Acquisition Loan, First Lien, 12.25%, (Base Rate + 5.00%), 2/27/12(j)	Automobile Repair	1,740,000	1,740,000	1,722,600
HIT Entertainment, Inc., Second Lien, 10.38% (LIBOR + 5.50%), 2/26/13	Entertainment	1,000,000	1,000,000	950,000
InterMedia Outdoor, Inc., Second Lien, 11.58% (LIBOR + 6.75%), 1/31/14	Printing/ Publishing	10,000,000	10,000,000	9,600,000
Isola USA Corp., First Lien, 9.58% (LIBOR + 4.75%), 12/18/12	Electronics	9,900,000	9,776,400	9,306,000
Isola USA Corp., Second Lien, 12.83% (LIBOR + 7.75%), 12/18/13	Electronics	25,000,000	25,000,000	23,500,000
Kaz, Inc. et al., M&E Loan, First Lien, 9.69% (LIBOR + 4.50%), 12/8/08	Consumer Products	3,000,000	3,000,000	3,000,000	(d)
Kaz, Inc. et al., First Lien, 16.00% (12.00% cash, 4.00% PIK), 12/8/11	Consumer Products	41,753,560	41,274,295	41,274,295	(d)
LJVH Holdings Inc., Second Lien, 10.33% (LIBOR + 5.50%), 1/19/15(e)	Specialty Coffee	25,000,000	25,000,000	23,000,000
MCCI Group Holdings, LLC, Second Lien, 12.71% (LIBOR + 7.25%), 6/21/13	Healthcare Services	29,000,000	28,938,983	29,000,000	(d)
Oriental Trading Company, Inc., Second Lien, 10.85% (LIBOR + 6.00%), 1/31/14	Party Supplies and Novelties	3,000,000	3,000,000	2,790,000
Penton Media, Inc. et al., Second Lien, 9.98% (LIBOR + 5.00%), 2/1/14(i)	Information Services	25,000,000	24,665,642	21,250,000
Physiotherapy Associates, Inc. et al., Second Lien, 11.41% (LIBOR + 5.50%), 12/31/13	Rehabilitation Centers	17,000,000	17,000,000	15,810,000

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2007

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value
Precision Parts International Services Corp. et al., First Lien, 10.08% (LIBOR + 5.00%), 9/30/11	Automotive Parts	$4,853,442	$4,853,442	$4,368,097
Premier Yachts, Inc. et al., Term A, First Lien, 8.69% (LIBOR + 3.75%), 8/22/12	Entertainment Cruises	7,877,183	7,847,172	7,837,797
Premier Yachts, Inc. et al., Term B, First Lien, 11.94% (LIBOR + 7.00%), 8/22/13	Entertainment Cruises	1,921,233	1,914,184	1,911,626
Stolle Machinery Company, LLC, Second Lien, 11.38% (LIBOR + 6.50%), 9/29/13	Canning Machinery	8,500,000	8,500,000	8,245,000
Sunrise Medical LTC LLC et al., Second Lien, 11.35% (LIBOR + 6.50%), 12/28/13	Healthcare Equipment	14,400,000	14,400,000	14,040,000
Total Safety U.S. Inc., Second Lien, 11.33% (LIBOR + 6.50%), 12/8/13	Industrial Safety Equipment	9,000,000	9,000,000	8,730,000
United Subcontractors, Inc., Second Lien, 12.21% (LIBOR + 7.25%), 6/27/13	Building and Construction	10,000,000	10,000,000	7,850,000
Water Pik, Inc., Second Lien, 10.49% (LIBOR + 5.50%), 6/15/14	Consumer Products	30,000,000	30,000,000	29,400,000	(d)
WBS Group LLC et al., Second Lien, 11.35% (LIBOR + 6.25%), 6/7/13	Software	20,000,000	20,000,000	20,000,000	(d)
Wembley, Inc., Second Lien, 9.72% (LIBOR + 4.25%), 8/23/12	Gaming	1,000,000	1,000,000	910,000
Westward Dough Operating Company, LLC, Term Loan A, First Lien, 8.83% (LIBOR + 4.00%), 3/30/11	Restaurants	6,850,000	6,850,000	6,850,000	(d)
Westward Dough Operating Company, LLC, Term Loan B, First Lien, 11.83% (LIBOR + 7.00%), 3/30/11	Restaurants	8,334,656	8,334,656	8,334,656	(d)
York Tape & Label, Inc. et al., Second Lien, 12.25% (LIBOR + 7.25%), 9/30/13	Printing	45,197,368	44,767,550	44,293,421

Total Senior Secured Loans			741,955,594	713,237,777

Preferred Stock—1.9%
Facet Holdings Corp., Class A, 12.00% PIK	Medical Devices	900	900,000	318,420	(d)
Fitness Together Holdings, Inc., Series A, 8.00% PIK	Personal Fitness	187,500	187,500	187,500	(d)
M & M Tradition Holdings Corp., Series A Convertible, 16.00% PIK(i)	Sheet Metal Fabrication	9,208	9,208,000	9,415,180	(d)
Marsico Parent Superholdco, LLC, 16.75% PIK, acquired 11/28/07(c)	Finance	1,750	1,650,005	1,657,860
Tygem Holdings, Inc., 8.00% PIK(g)(j)	Metals	10,789,367	10,826,867	—	(d)
Tygem Holdings, Inc., Series B Convertible(g)(l)	Metals	45,567,701	12,225,535	2,613,900	(d)

Total Preferred Stock			34,997,907	14,192,860

Common Stock—1.7%(l)
BKC ASW Blocker, Inc.(i)(m)	Utility Vehicles	1,000	250,000	406,689	(d)
BKC MTCH Blocker, Inc.(n)	Transportation	1,000	5,000,000	5,100,000	(d)
Facet Holdings Corp.	Medical Devices	10,000	100,000	—	(d)

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2007

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value
Fitness Together Holdings, Inc.	Personal Fitness	62,500	$62,500	$77,400	(d)
M & M Tradition Holdings Corp.(i)	Sheet Metal Fabrication	500,000	5,000,000	5,000,000	(d)
MGHC Holding Corporation	Bedding—Retail	205,000	2,050,000	1,700,000	(d)
Tygem Holdings, Inc.(g)	Metals	3,596,456	3,608,956	—	(d)

Total Common Stock			16,071,456	12,284,089

Limited Partnership/Limited Liability Company Interests—4.0%
ARS Investment Holdings, LLC(l)	HVAC/Plumbing Services	66,902	—	575,000	(d)
Big Dumpster Coinvestment, LLC(l)	Waste Management Equipment	—	5,333,333	3,200,000	(d)
Prism Business Media Holdings LLC(i)(l)	Information Services	68	14,943,201	16,500,000	(d)
Sentry Common Investors, LLC(l)	Security Services	147,271	147,271	147,300	(d)
Sentry Security Systems Holdings, LLC, 8.00% PIK	Security Services	602,729	602,729	602,729	(d)
WBS Group Holdings, LLC, Class B, 16.00% PIK	Software	8,000	8,000,000	8,000,000	(d)

Total Limited Partnership/Limited Liability Company Interests			29,026,534	29,025,029

Equity Warrants/Options—0.2%(l)
ATEP Holdings, Inc., expire 10/24/15	Plastic Packaging	470	—	—	(d)
ATH Holdings, Inc., expire 10/24/15	Plastic Packaging	470	—	—	(d)
ATPP Holdings, Inc., expire 10/24/15	Plastic Packaging	470	90,112	—	(d)
ATPR Holdings, Inc., expire 10/24/15	Plastic Packaging	470	—	—	(d)
Fitness Together Holdings, Inc., expire 7/14/16	Personal Fitness	105,263	56,000	55,400	(d)
Kaz, Inc., expire 12/8/16	Consumer Products	49	512,000	477,065	(d)
Kaz, Inc., expire 12/8/16	Consumer Products	16	64,000	81,554	(d)
Kaz, Inc., expire 12/8/16	Consumer Products	16	24,000	44,333	(d)
Kaz, Inc., expire 12/8/16	Consumer Products	16	9,000	25,378	(d)
Marsico Superholdco SPV, LLC, expire 12/14/19, acquired 11/28/07(c)	Finance	455	444,450	446,672

Total Equity Warrants/Options			1,199,562	1,130,402

TOTAL INVESTMENTS INCLUDING UNEARNED INCOME			1,160,958,597	1,103,844,643
UNEARNED INCOME—(0.8)%			(5,583,857)	(5,583,857)

TOTAL INVESTMENTS—150.8%			$1,155,374,740	1,098,260,786

OTHER ASSETS & LIABILITIES (NET)—(50.8)%				(370,068,917)

NET ASSETS—100.0%				$728,191,869

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2007

(a)	Unaudited.

(b)	Represents amortized cost for fixed income securities and unearned income, and cost for preferred and common stock, limited partnership/limited liability company interests and equity warrants/options.

(c)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. In the aggregate, these securities represent 6.4% of net assets at December 31, 2007.

(d)	Fair value of this investment determined by or under the direction of the Company’s Board of Directors (see Note 2). The aggregate fair value of these investments (net of unearned income) is $560,250,667, or 76.9% of net assets, at December 31, 2007.

(e)	Non-U.S. company or principal place of business outside the U.S.

(f)	Principal amount is denominated in Euro (€).

(g)	“Controlled” investments under the Investment Company Act of 1940, whereby the Company owns more than 25% of the portfolio company’s outstanding voting securities, are as follows:

Controlled Investments	Fair Value at December 31, 2006	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)	Fair Value at December 31, 2007	Interest Income***
Al Solutions, Inc.
Subordinated Debt	$22,000,000	$3,296,290	$(12,648,145)	$—	$12,648,145	$3,808,869
Tygem Holdings, Inc.:
Preferred Stock	10,826,867	—		(10,826,867)	—	—
Preferred Stock Series B Convertible	—	12,225,535	—	(9,611,635)	2,613,900	—
Common Stock	3,608,956	—		(3,608,956)	—	—
Less: Unearned Income	(998,763)	571,113	—		(427,650)	—

Totals	$35,437,060	$16,092,938	$(12,648,145)	$(24,047,458)	$14,834,395	$3,808,869

*	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

**	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

***	For the year ended December 31, 2007. There was no dividend income from these securities during the year.

The aggregate fair value of these investments (net of unearned income) represents 2.0% of net assets at December 31, 2007.

(h)	Approximately 80% of the senior secured loans to the Company’s portfolio companies bear interest at a floating rate that may be determined by reference to the London Interbank Offered Rate (LIBOR), Euro Interbank Offered Rate (EURIBOR), Canadian Bankers’ Acceptance Rate (CBA), or other base rate (commonly the Federal Funds Rate or the Prime Rate), at the borrower’s option. Additionally, the borrower under a senior secured loan generally has the option to select from interest reset periods of one, two, three or six months and may alter that selection at the end of any reset period. The stated interest rate represents the weighted average interest rate as of December 31, 2007 of all contracts within the specified loan facility. Current reset frequencies for floating rate instruments other than senior secured loans are indicated by Q (quarterly) or S (semiannually).

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2007

(i)	“Affiliated” investments under the Investment Company Act of 1940, whereby the Company owns 5% or more (but not more than 25%) of the portfolio company’s outstanding voting securities, are as follows:

Affiliated Investments	Fair Value at December 31, 2006	Gross Additions (Cost)*	Net Unrealized Gain (Loss)	Fair Value at December 31, 2007	Interest/Other Income**	Dividend Income**
American SportWorks LLC: Senior Secured Loan	$—	$13,202,280	$—	$13,202,280	$1,248,969	$—
Common Stock	—	250,000	156,689	406,689	—	—
M&M Tradition Holdings Corp.:
Preferred Stock	—	9,208,000	207,180	9,415,180	300,000	1,191,434
Common Stock	—	5,000,000	—	5,000,000	—	—
Penton Media, Inc.
Senior Secured Loan	—	24,665,642	(3,415,642)	21,250,000	2,010,213	—
Prism Business Media Holdings LLC Limited Liability Co. Interest	—	14,943,201	1,556,799	16,500,000	—	—
Less: Unearned Income	—	(361,467)	—	(361,467)	—	—

Totals	$—	$66,907,656	$(1,494,794)	$65,412,682	$3,559,182	$1,191,434

*	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

**	For the year ended December 31, 2007.

The aggregate fair value of these investments (net of unearned income) represents 9.0% of net assets at December 31, 2007.

(j)	Non-accrual status at December 31, 2007.

(k)	Principal amount is denominated in Canadian dollars (CAD).

(l)	Non-income producing at December 31, 2007.

(m)	The Company is the sole stockholder of BKC ASW Blocker, Inc., which is the beneficiary of 5% or more (but not more than 25%) of the voting securities of American SportWorks LLC.

(n)	The Company is the sole stockholder of BKC MTCH Blocker, Inc., which is the beneficiary of less than 5% of the voting securities of Marquette Transportation Company Holdings, LLC.

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments

December 31, 2006

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units		Cost(b)	Fair Value
Senior Secured Notes—5.2%
AGY Holding Corp., Second Lien, 11.00%, 11/15/14, acquired 10/20/06(c)	Glass Yarns/ Fibers	$15,000,000		$15,000,000	$15,037,500
TriMark Acquisition Corp., Second Lien, 11.50% (9.50% cash, 2.00% PIK), 11/30/13	Food Service Equipment	14,000,000		14,000,000	14,000,000	(d)

Total Senior Secured Notes				29,000,000	29,037,500

Unsecured Debt—10.2%
ASM Intermediate Holdings Corp. II, 12.00% PIK, 12/27/13	Marketing Services	40,026,667		40,026,667	39,876,567
Lucite International Luxembourg Finance S.àr.l., PIK Loan, 12.52% PIK (EURIBOR + 9.00%/Q), 7/14/14(e)	Chemicals	13,411,203	(e)	16,526,817	17,391,819

Total Unsecured Debt				56,553,484	57,268,386

Subordinated Debt—12.6%
Al Solutions, Inc., 16.00% (12.00% cash, 4.00% PIK), 12/29/13(f)	Metals	22,000,000		22,000,000	22,000,000	(d)
American Residential Services L.L.C., 15.00% (12.00% cash, 3.00% PIK), 9/28/13	HVAC/ Plumbing Services	20,000,000		20,000,000	20,000,000	(d)
Mattress Giant Corporation, 13.00% (11.00% cash, 2.00% PIK), 8/1/12	Bedding—Retail	13,667,000		13,539,811	13,667,000
MediMedia USA, Inc., 11.38%, 11/15/14, acquired 11/1/06(c)	Information Services	8,000,000		8,081,672	8,380,000
U.S. Security Holdings, Inc., 13.00% (11.00% cash, 2.00% PIK), 5/8/14, acquired 5/10/06(c)	Security Services	7,000,000		7,000,000	7,017,500

Total Subordinated Debt				70,621,483	71,064,500

Senior Secured Loans—103.5%(g)
ALM Media, Inc., Second Lien, 11.11% (LIBOR + 5.75%), 3/7/11	Publishing	39,750,000		39,752,039	39,716,888
American Safety Razor Company, LLC, Second Lien, 11.72% (LIBOR + 6.25%), 1/30/14	Consumer Products	10,000,000		10,000,000	10,125,000
Applied Tech Products Corp. et al., Tranche A, First Lien, 11.87% (LIBOR + 4.50% cash, 2.00% PIK), 10/24/10	Plastic Packaging	4,251,515		4,226,310	4,226,310	(d)
Applied Tech Products Corp. et al., Tranche B, Second Lien, 16.37% (LIBOR + 9.00% cash, 2.00% PIK), 4/24/11	Plastic Packaging	1,951,515		1,935,706	1,935,706	(d)
Applied Tech Products Corp. et al., Tranche C, Third Lien, 19.87% (LIBOR + 6.30% cash, 8.20% PIK), 10/24/11	Plastic Packaging	737,955		656,283	656,283	(d)
Bankruptcy Management Solutions, Inc., Second Lien, 11.60% (LIBOR + 6.25%), 7/31/13	Software	24,937,500		24,937,500	25,249,219

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2006

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value
Benchmark Medical Holdings Inc., First Lien, 9.14% (LIBOR + 3.75%), 12/27/12	Rehabilitation Centers	$1,980,000	$1,980,000	$1,920,600
Benchmark Medical Holdings, Inc., Second Lien, 12.87% (LIBOR + 7.50%), 6/27/13	Rehabilitation Centers	9,000,000	9,000,000	8,730,000
Cambridge International, Inc., Second Lien, 11.86% (LIBOR + 6.50%), 11/11/13	Metal Conveyor Belts	20,500,000	20,312,576	20,295,000
Cannondale Bicycle Corporation, Second Lien, 12.35% (LIBOR + 7.00%), 6/5/10	Bicycles/ Apparel	10,000,000	10,000,000	10,000,000	(d)
Champion Energy Corporation et al., First Lien, 10.36% (LIBOR + 5.00%), 6/29/11	Heating and Oil Services	15,000,000	15,000,000	15,000,000	(d)
Champion Energy Corporation et al., Second Lien, 16.00% (12.00% cash, 4.00% PIK), 6/30/12	Heating and Oil Services	20,206,689	19,932,133	19,932,133	(d)
Data Transmission Network Corporation, Second Lien, 13.36% (LIBOR + 8.00%), 9/10/13	Information Services	4,000,000	4,000,000	4,000,000
Delta Air Lines, Inc., Term Loan B, First Lien, 10.12% (LIBOR + 4.75%), 3/16/08	Airlines	1,000,000	1,000,000	1,015,938
Deluxe Entertainment Services Group Inc., Second Lien, 13.61% (LIBOR + 8.25%), 7/28/11	Entertainment	16,000,000	16,000,000	16,440,000
DynaVox Systems LLC, Term Loan B, First Lien, 8.88% (LIBOR + 3.50%), 6/30/11	Augmentative Communication Products	3,491,250	3,467,793	3,491,250
DynaVox Systems LLC, Term Loan C, First Lien, 10.38% (LIBOR + 5.00%), 12/13/11	Augmentative Communication Products	1,750,000	1,738,195	1,750,000
Eight O’Clock Coffee Company et al., Second Lien, 11.88% (LIBOR + 6.50%), 7/31/13	Coffee Distributor	14,000,000	14,000,000	14,210,000
Electrical Components International Holdings Company, Second Lien, 11.88% (LIBOR + 6.50%), 5/1/14	Electronics	20,000,000	20,000,000	20,100,000
Event Rentals, Inc., First Lien, 11.00% (Base Rate + 2.75%), 12/19/13	Party Rentals	15,000,000	14,850,704	15,000,000
Event Rentals, Inc., Acquisition Loan (Unfunded), First Lien, 0.75%, 12/19/09	Party Rentals	15,000,000	15,000,000	15,000,000
Facet Technologies, LLC, Second Lien, 12.37% (LIBOR + 7.00%), 1/26/12	Medical Devices	27,000,000	27,000,000	27,000,000	(d)
Fitness Together Franchise Corporation, First Lien, 11.62% (LIBOR + 6.25%), 7/14/12	Personal Fitness	13,900,000	13,834,539	13,834,539	(d)
The Gleason Works, Second Lien, 10.88% (LIBOR + 5.50%), 12/30/13	Gear Production Machinery	16,000,000	16,000,000	16,090,000
Haggar Clothing Co., Second Lien, 12.40% (LIBOR + 7.00%), 11/1/11	Apparel	2,500,000	2,479,861	2,500,000
Heartland Automotive Services II Inc. et al., Term Loan A, First Lien, 9.12% (LIBOR + 3.75%), 2/27/12	Automobile Repair	3,719,780	3,716,355	3,719,780

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2006

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value
Heartland Automotive Services II Inc. et al., Acquisition Loan (Funded), First Lien, 9.38% (LIBOR + 4.00%), 2/27/12	Automobile Repair	$1,740,000	$1,740,000	$1,740,000
Heartland Automotive Services II Inc. et al., Acquisition Loan (Unfunded), First Lien, 0.75%, 2/27/08	Automobile Repair	1,260,000	1,260,000	1,260,000
HIT Entertainment, Inc., Second Lien, 10.86% (LIBOR + 5.50%), 2/26/13	Entertainment	1,000,000	1,000,000	1,009,688
International Radiology Group, L.L.C. et al., First Lien, 8.60% (LIBOR + 3.25%), 6/30/11	Healthcare Management Services	4,920,455	4,876,235	4,920,455
International Radiology Group, L.L.C. et al., Second Lien, 12.35% (LIBOR + 7.00%), 6/30/12	Healthcare Management Services	10,000,000	9,908,440	10,000,000
Isola USA Corp., First Lien, 10.12% (LIBOR + 4.75%), 12/18/12	Electronics	10,000,000	9,850,206	9,800,100
Isola USA Corp., Second Lien, 13.12% (LIBOR + 7.75%), 12/18/13	Electronics	25,000,000	25,000,000	25,000,000
Kaz, Inc. et al., M&E Loan, First Lien, 9.85% (LIBOR + 4.50%), 12/8/08	Consumer Products	3,000,000	3,000,000	3,000,000	(d)
Kaz, Inc. et al., First Lien, 16.00% (12.00% cash, 4.00% PIK), 12/8/11	Consumer Products	40,000,000	40,000,000	40,000,000	(d)
MacAndrews Deluxe Holdings LLC, First Lien, 13.00%, 7/28/11	Entertainment	14,000,000	14,000,000	14,052,500
MCCI Group Holdings, LLC, Second Lien, 14.25% (Base Rate + 6.00%), 6/21/13	Healthcare Services	29,000,000	28,927,836	29,000,000
Oriental Trading Company, Inc., Second Lien, 11.47% (LIBOR + 6.00%), 1/31/14	Party Supplies and Novelties	3,000,000	3,000,000	3,000,000
Precision Parts International Services Corp. et al., First Lien, 9.24% (LIBOR + 3.75%), 9/30/11	Automotive Parts	4,915,181	4,915,181	4,915,181
Premier Yachts, Inc. et al., Term A, First Lien 9.10% (LIBOR + 3.75%), 8/22/12	Entertainment Cruises	7,761,904	7,725,431	7,723,094
Premier Yachts, Inc. et al., Term B, First Lien, 12.35% (LIBOR + 7.00%), 8/22/13	Entertainment Cruises	1,750,000	1,741,702	1,741,250
Prism Business Media Holdings, Inc., Second Lien, 11.38% (LIBOR + 6.00%), 9/30/13	Information Services	11,000,000	10,990,588	10,990,837
Professional Paint, Inc., Second Lien, 11.13% (LIBOR + 5.75%), 5/31/13	Paint and Coatings	16,000,000	16,000,000	16,120,000
QTC Acquisition Inc., Second Lien, 11.85% (LIBOR + 6.50%), 5/10/13	Disability Evaluations	23,000,000	22,940,221	23,057,500
Robertson Aviation, L.L.C., First Lien, 8.92% (LIBOR + 3.50%), 4/19/13	Aviation Fuel Systems	4,603,817	4,593,121	4,626,836
Stolle Machinery Company, LLC, Second Lien, 11.36% (LIBOR + 6.00%), 9/29/13	Canning Machinery	8,500,000	8,500,000	8,585,000

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2006

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value
Sunrise Medical LTC LLC et al., Second Lien, 11.87% (LIBOR + 6.50%), 12/28/13	Healthcare Equipment	$14,400,000	$14,400,000	$14,436,000
Total Safety U.S. Inc., Second Lien, 11.85% (LIBOR + 6.50%), 12/8/13	Industrial Safety Equipment	9,000,000	9,000,000	9,045,000
United Subcontractors, Inc., Second Lien, 12.86% (LIBOR + 7.25%), 6/27/13	Building and Construction	10,000,000	10,000,000	9,500,000
Wastequip, Inc., Second Lien, 10.85% (LIBOR + 5.50%), 7/15/12	Waste Management Equipment	500,000	500,000	502,500
Wembley, Inc., Second Lien, 9.70% (LIBOR + 4.25%), 8/23/12	Gaming	1,000,000	1,000,000	1,012,500
Westward Dough Operating Company, LLC, Term Loan A, First Lien, 11.36% (LIBOR + 6.00%), 3/30/11	Restaurants	7,350,000	7,350,000	7,114,000	(d)
Westward Dough Operating Company, LLC, Term Loan B, First Lien, 14.36% (LIBOR + 9.00%), 3/30/11	Restaurants	8,000,000	8,000,000	7,678,000	(d)

Total Senior Secured Loans			581,038,955	581,769,087

Preferred Stock—2.1%
Facet Holdings Corp., Class A, 12.00% PIK	Medical Devices	900	900,000	900,000	(d)
Fitness Together Holdings, Inc., Series A, 8.00% PIK	Personal Fitness	187,500	187,500	187,500	(d)
Tygem Holdings, Inc., 8.00% PIK(f)	Metals	10,789,367	10,826,867	10,826,867	(d)

Total Preferred Stock			11,914,367	11,914,367

Common Stock—1.0%(h)
Facet Holdings Corp.	Medical Devices	10,000	100,000	100,000	(d)
Fitness Together Holdings, Inc.	Personal Fitness	62,500	62,500	62,500	(d)
MGHC Holding Corporation	Bedding—Retail	205,000	2,050,000	2,050,000	(d)
Tygem Holdings, Inc.(f)	Metals	3,596,456	3,608,956	3,608,956	(d)

Total Common Stock			5,821,456	5,821,456

Limited Partnership Interest—0.1%(h)
ARS Co-Investors, L.P.(i)	HVAC/Plumbing Services	—	324,216	324,216	(d)

Equity Warrants—0.2%(h)
ATEP Holdings, Inc., expire 10/24/15	Plastic Packaging	470	—	—	(d)
ATH Holdings, Inc., expire 10/24/15	Plastic Packaging	470	—	—	(d)
ATPP Holdings, Inc., expire 10/24/15	Plastic Packaging	470	90,112	50,900	(d)
ATPR Holdings, Inc., expire 10/24/15	Plastic Packaging	470	—	—	(d)
Champion Energy Corporation, expire 6/29/16	Heating and Oil Services	15,900	300,000	300,000	(d)
Fitness Together Holdings, Inc., expire 7/14/16	Personal Fitness	105,263	56,000	56,000	(d)
Kaz, Inc., expire 12/8/16	Consumer Products	49	512,000	512,000	(d)
Kaz, Inc., expire 12/8/16	Consumer Products	16	64,000	64,000	(d)
Kaz, Inc., expire 12/8/16	Consumer Products	16	24,000	24,000	(d)

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2006

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value
Kaz, Inc., expire 12/8/16	Consumer Products	16	$9,000	$9,000 (d)

Total Equity Warrants			1,055,112	1,015,900

TOTAL INVESTMENTS INCLUDING UNEARNED INCOME			756,329,073	758,215,412
UNEARNED INCOME—(0.7)%			(4,047,388)	(4,047,388)

TOTAL INVESTMENTS—134.2%			$752,281,685	754,168,024

OTHER ASSETS & LIABILITIES (NET)—(34.2)%				(192,368,102)

NET ASSETS—100.0%				$561,799,922

Certain amounts have been reclassified to conform to the December 31, 2007 presentation.

(a)	Unaudited.

(b)	Represents amortized cost for fixed income securities and unearned income, and cost for preferred and common stock, limited partnership interest and equity warrants.

(c)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. In the aggregate, these securities represent 5.4% of net assets at December 31, 2006.

(d)	Fair value of this investment determined by or under the direction of the Company’s Board of Directors (see Note 2). The aggregate fair value of these investments (net of unearned income) is $221,405,554, or 39.4% of net assets, at December 31, 2006.

(e)	Non-U.S. company. Principal amount is denominated in Euro (€).

(f)	These securities are considered “controlled” investments under the Investment Company Act of 1940 because the Company owns more than 25% of the portfolio company’s outstanding voting securities. For the year ended December 31, 2006, for this portfolio company there was interest income of $20,729. The aggregate fair value of the investments (net of unearned income) in this portfolio company is $35,437,060, or 6.3% of net assets, at December 31, 2006.

(g)	Approximately 83% of the senior secured loans to the Company’s portfolio companies bear interest at a floating rate that may be determined by reference to the London Interbank Offered Rate (LIBOR), Euro Interbank Offered Rate (EURIBOR), or other base rate (commonly the Federal Funds Rate or the Prime Rate), at the borrower’s option. Additionally, the borrower under a senior secured loan generally has the option to select from interest reset periods of one, two, three or six months and may alter that selection at the end of any reset period. The stated interest rate represents the weighted average interest rate as of December 31, 2006 of all contracts within the specified loan facility. Current reset frequencies for floating rate instruments other than senior secured loans are indicated by Q (quarterly) or S (semiannually).

(h)	Non-income producing at December 31, 2006.

(i)	The Company is the sole limited partner in ARS Co-Investors, L.P., which is the beneficiary of less than 5% of the voting securities of American Residential Services L.L.C.

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Notes to Financial Statements

1. Organization

BlackRock Kelso Capital Corporation (the “Company”) was organized as a Delaware corporation on April 13, 2005 and was initially funded on July 25, 2005. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). In addition, for tax purposes the Company has qualified and has elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986 (the “Code”). The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments. The Company invests primarily in middle-market companies in the form of senior and junior secured and unsecured debt securities and loans, each of which may include an equity component, and by making direct preferred, common and other equity investments in such companies.

On July 25, 2005, the Company completed a private placement (the “Offering”) of 35,366,589 shares of its common stock, par value $.001 per share (the “Common Stock”), at a price of $15.00 per share. Net proceeds from the Offering of $529,333,799 reflect the payment of a placement fee of $507,407 and legal fees and other offering costs of $657,639.

On July 2, 2007, the Company completed an initial public offering through which it sold an additional 10,000,000 shares of its common stock at a price of $16.00 per share and listed its shares on The NASDAQ Global Select Market (collectively, the “Public Market Event”). Net proceeds from the Public Market Event of $150,110,500 reflect the payment of an underwriting discount of $8,400,000 and legal fees and other offering costs of $1,489,500.

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

2. Significant accounting policies

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ and such differences could be material.

The significant accounting policies consistently followed by the Company are:

(a)

Investments for which market quotations are readily available are valued at such market quotations unless they are deemed not to represent fair value. The Company generally obtains market quotations from an independent pricing service or one or more broker-dealers or market makers. However, debt investments with remaining maturities within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Debt and equity securities for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued at fair value as determined in good faith by or under the direction of the Company’s Board of Directors. Because the Company expects that there will not be a readily available market value for many of the investments in its portfolio, the Company expects to value many of its portfolio investments at fair value as determined in good faith by or under the direction of the Board of Directors using a consistently applied valuation process in accordance with a documented valuation policy that has been reviewed and approved by the Board of Directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that the Company may ultimately realize. In addition, changes in the market environment and other events may have differing impacts on the market quotations used to value some of our investments than on the fair values of our investments for which market quotations are not readily available. Market quotations may be deemed not to represent fair value in certain circumstances where the Advisor believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotations to not reflect the fair value of the security. Examples of these events could include cases in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “forced” sale by a distressed seller.

With respect to the Company’s investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value, the Board of Directors undertakes a multi-step valuation process each quarter, as described below:

(i)	The quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of BlackRock Kelso Capital Advisors LLC, the Company’s investment advisor (the “Advisor”), responsible for the portfolio investment;

(ii)	The investment professionals provide recent portfolio company financial statements and other reporting materials to independent valuation firms engaged by the Board of Directors, such firms conduct independent appraisals each quarter and their preliminary valuation conclusions are documented and discussed with senior management of the Advisor;

(iii)	The audit committee of the Board of Directors reviews the preliminary valuations of the independent valuation firms; and

(iv)	The Board of Directors discusses valuations and determines the fair value of each investment in the portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

With respect to the initial valuations of unquoted investments by the investment professionals of the Advisor, upon acquisition each unquoted investment generally is valued at cost until the end of the second calendar quarter following its acquisition date. As of that date, an independent valuation firm conducts the initial independent appraisal of the investment.

The types of factors that the Company may take into account in fair value pricing its investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. Determination of fair values involves subjective judgments and estimates. Accordingly, these notes to the financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the financial statements.

The carrying value of the Company’s financial instruments approximates fair value. The carrying value of receivables, other assets, accounts payable and accrued expenses approximates fair value due to their short maturities. The carrying value of the Company’s credit facility payable approximates fair value because it bears interest at a variable rate, based on current market.

(b)	Cash equivalents include short-term investments in money market instruments with remaining maturities when purchased of three months or less.

(c)	Security transactions are accounted for on the trade date unless there are substantial conditions to the purchase.

(d)	Gains or losses on the sale of investments are calculated using the specific identification method.

(e)	Interest income, adjusted for amortization of premium and accretion of discount, and dividend income is recorded on an accrual basis. Interest and dividend income is not accrued if collection is deemed doubtful or the related investment is in default. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective yield method. For loans and securities with contractual payment-in-kind (“PIK”) income, which represents contractual interest or dividends accrued and added to the principal balance and which generally becomes due at maturity, PIK income is not accrued if the portfolio company valuation indicates that the PIK income is not collectible. Origination, structuring, closing, commitment and other upfront fees and discounts and premiums on investments purchased are accreted/amortized over the life of the respective investment. Unamortized origination, structuring, closing, commitment and other upfront fees are recorded as unearned income. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, structuring, closing, commitment and other upfront fees are recorded as interest income. Expenses are recorded on an accrual basis.

(f)	Organizational costs of the Company were expensed as incurred. Offering costs were charged against paid-in capital.

(g)	The Company has qualified and elected and intends to continue to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Code, and, among other things, has made and intends to continue to make the requisite distributions to its stockholders which will relieve the Company from federal income and excise taxes. The Company, at its discretion, may carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on this income. The Company will accrue excise tax on estimated excess taxable income as required.

In order to qualify for favorable tax treatment as a RIC, the Company is required to distribute annually to its stockholders at least 90% of investment company taxable income, as defined by the Code. To avoid federal excise taxes, the Company must distribute annually at least 98% of its income (both ordinary income and net capital gains).

In accordance with GAAP, book and tax basis differences relating to distributions to stockholders and other permanent book and tax differences are reclassified to capital in excess of par. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from GAAP.

(h)	Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend is determined by the Board of Directors. Dividends declared by the Company since July 25, 2005 (inception of operations) were as follows:

Dividend amount per share outstanding	Record date	Pay date
$0.20	December 31, 2005	January 31, 2006
$0.20	March 15, 2006	March 31, 2006
$0.23	June 15, 2006	June 30, 2006
$0.30	September 15, 2006	September 29, 2006
$0.42	December 31, 2006	January 31, 2007
$0.42	March 15, 2007	March 30, 2007
$0.42	May 15, 2007	May 31, 2007
$0.42	September 14, 2007	September 28, 2007
$0.43	December 14, 2007	December 31, 2007
$0.43	March 17, 2008	March 31, 2008

The Company has adopted a dividend reinvestment plan that provides for reinvestment of distributions on behalf of stockholders, unless a stockholder elects to receive cash. As a result, if the Board of

Directors authorizes, and the Company declares, a cash dividend, then stockholders who have not “opted out” of the dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of Common Stock, rather than receiving the cash dividends.

(i)	The Company may enter into forward foreign currency contracts from time to time to facilitate settlement of purchases and sales of investments denominated in foreign currencies or to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Company’s investments denominated in foreign currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contract.

Details of open forward foreign currency contracts at December 31, 2007 and 2006, respectively, were as follows:

Foreign Currency	Settlement Date	Amount and Transaction	US$ Value at Settlement Date	US$ Value at December 31, 2007	Unrealized Appreciation/ (Depreciation)
Euro	January 23, 2008	11,000,000 Sold	$15,485,448	$16,058,413	$(572,965)
Canadian dollar	January 23, 2008	19,750,000 Sold	20,045,552	19,924,531	121,021

Total			$35,531,000	$35,982,944	$(451,944)

Foreign Currency	Settlement Date	Amount and Transaction	US$ Value at Settlement Date	US$ Value at December 31, 2006	Unrealized Appreciation/ (Depreciation)
Euro	January 10, 2007	12,900,000 Sold	$16,572,631	$17,027,725	$(455,094)
Euro	January 10, 2007	500,000 Sold	639,880	659,990	(20,110)

Total			$17,212,511	$17,687,715	$(475,204)

(j)	Foreign currency amounts are translated into United States dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities—at the spot exchange rate on the last business day of each month; and

(ii)	purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, the Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

(k)	Debt issuance costs are being amortized over the life of the credit facility using the straight line method, which closely approximates the effective yield method.

(l)	Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, are likely to remain current.

(m)	Recently Issued Accounting Pronouncements:

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The provisions of SFAS 157 are effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating the impact of adopting SFAS 157 on its financial statements. At this time, the impact on the Company’s financial statements has not been determined.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The provisions of SFAS 159 are effective for fiscal years beginning after November 15, 2007. The Company applied SFAS 159 on January 1, 2008 and has not elected to apply the fair value option to any other financial assets or liabilities.

Effective March 31, 2007, the Company implemented FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109 (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Company and has determined that the adoption of FIN 48 did not have a material impact on the Company’s financial statements. The Company files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Company’s U.S. federal tax returns remains open for the years ended December 31, 2005 and 2006. The statute of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

3. Agreements and related party transactions

The Company has entered into an Investment Management Agreement (the “Management Agreement”) with the Advisor, under which the Advisor, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Advisor receives a base management fee (the “Management Fee”) from the Company quarterly in arrears at an annual rate of 2.0% of the Company’s total assets, including any assets acquired with the proceeds of leverage.

The Advisor contractually agreed to waive its rights to receive one-half of the amount of the Management Fee the Advisor would otherwise be entitled to receive from the Company until the first date on which 90% of the assets of the Company were invested in portfolio companies in accordance with the Company’s investment objective or the first anniversary of the Closing, whichever was sooner (the “Ramp-Up Date”). The Ramp-Up Date occurred on July 25, 2006. Thereafter, the Advisor agreed to waive, until such time as the Company had completed the Public Market Event, one-quarter of the amount of the Management Fee the Advisor would otherwise be entitled to receive from the Company. All such fee waivers terminated upon completion of the Public Market Event.

For the years ended December 31, 2007 and 2006, and for the period July 25, 2005 (inception of operations) through December 31, 2005, the Advisor earned $17,095,983, $6,780,053 and $2,334,922, respectively, in base management fees, net of the waiver provision, from the Company.

The Management Agreement provides that the Advisor or its affiliates may be entitled to an incentive management fee (the “Incentive Fee”) under certain circumstances. The determination of the Incentive Fee, as described in more detail below, will result in the Advisor or its affiliates receiving no Incentive Fee payments if returns to Company stockholders, as described in more detail below, do not meet an 8.0% annualized rate of return and will result in the Advisor or its affiliates receiving less than the full amount of the Incentive Fee percentage until returns to stockholders exceed an approximate 13.3% annualized rate of return. Annualized rate of return in this context is computed by reference to the Company’s net asset value and does not take into account changes in the market price of the Company’s common stock.

The Advisor will be entitled to receive the Incentive Fee if the Company’s performance exceeds a “hurdle rate” during different measurement periods: the pre-offering period; the transition period; trailing four quarters’ periods (which will apply only to the portion of the Incentive Fee based on income); and annual periods (which will apply only to the portion of the Incentive Fee based on capital gains).

•	The “pre-offering period” began on the Ramp-Up Date and ended on June 30, 2007.

•	The “transition period” began on July 1, 2007 and will end on June 30, 2008.

•

The “trailing four quarters’ periods” will begin on September 30, 2008. In other words, the income portion of the Incentive Fee payable for the quarterly period ending on September 30, 2008, will be determined by reference to the four quarter period ending on September 30, 2008.

•	The term “annual period” means the period beginning on July 1 of each calendar year beginning in 2007 and ending on June 30 of the next calendar year.

The hurdle rate for each quarterly portion of a measurement period is 2.0% times the net asset value of the Company’s common stock at the beginning of the respective measurement period calculated after giving effect to any distributions that occurred during the measurement period times the number of calendar quarters in the measurement period. A portion of the Incentive Fee is based on the Company’s income and a portion is based on capital gains. Each portion of the Incentive Fee is described below.

Quarterly Incentive Fee Based on Income. For each of the first three measurement periods referred to above (the pre-offering period, the transition period and each rolling four quarter period), the Company will pay the Advisor an Incentive Fee based on the amount by which (A) aggregate distributions and amounts distributable out of taxable net income (excluding any capital gain and loss) during the period less the amount, if any, by which net unrealized capital depreciation exceeds net realized capital gains during the period exceeds (B) the hurdle rate for the period. The amount of the excess described in this paragraph for each period is referred to as the excess income amount.

The portion of the Incentive Fee based on income for each period will equal 50% of the period’s excess income amount, until the cumulative Incentive Fee payments for the period equals 20% of the period’s excess income amount distributed or distributable to stockholders. Thereafter, the portion of the Incentive Fee based on income for the period will equal an amount such that the cumulative Incentive Fee payments to the Advisor during the period based on income equals 20% of the period’s excess income amount.

Periodic Incentive Fee Based on Capital Gains. The portion of the Incentive Fee based on capital gains is calculated separately for each of two periods: the pre-offering period (on a quarterly basis) and after the pre-offering period (on an annual basis). For each period, the Company will pay the Advisor an Incentive Fee based on the amount by which (A) net realized capital gains, if any, to the extent they exceed unrealized capital depreciation, if any, occurring during the period exceeds (B) the amount, if any, by which the period’s hurdle rate exceeds the amount of income used in the determination of the Incentive Fee based on income for the period. The amount of the excess described in this paragraph is referred to as the excess gain amount.

The portion of the Incentive Fee based on capital gains for each period will equal 50% of the period’s excess gain amount, until such payments equal 20% of the period’s excess gain amount distributed or distributable to stockholders. Thereafter, the portion of the Incentive Fee based on capital gains for the period will equal an amount such that the portion of the Incentive Fee payments to the Advisor based on capital gains for the period will equal 20% of the period’s excess gain amount. The result of this formula is that, if the portion of the Incentive Fee based on income for the period exceeds the period’s hurdle rate, then the portion of the Incentive Fee based on capital gains will be capped at 20% of the excess gain amount.

In calculating whether the portion of the Incentive Fee based on capital gains is payable with respect to any period, the Company accounts for its assets on a security-by-security basis. In addition, the Company uses the “period-to-period” method pursuant to which the portion of the Incentive Fee based on capital gains for any period is based on realized capital gains for the period reduced by realized capital losses and unrealized capital depreciation for the period. Based on current interpretations of Section 205(b)(3) of the Investment Advisers Act of 1940 by the SEC and its staff, the calculation of unrealized depreciation for each portfolio security over a period is based on the fair value of the security at the end of the period compared to the fair value at the beginning of the period. Incentive Fees earned in any of the periods described above are not subject to modification or repayment based upon performance in a subsequent period.

For the year ended December 31, 2007 and for the period July 25, 2006 through December 31, 2006, the Advisor earned $9,412,097 and $4,443,298, respectively, in incentive management fees from the Company. No incentive management fees were earned prior to July 25, 2006.

Although the Company did not incur any incentive management fees during the last two calendar quarters of 2007, it may incur such fees in the future relating to investment performance since June 30, 2007 measured on a rolling four quarter basis.

The Management Agreement provides that the Company will reimburse the Advisor for costs and expenses incurred by the Advisor for office space rental, office equipment and utilities allocable to the performance by the Advisor of its duties under the Management Agreement, as well as any costs and expenses incurred by the Advisor relating to any non-investment advisory, administrative or operating services provided by the Advisor to the Company. For the years ended December 31, 2007 and 2006, and for the period July 25, 2005 (inception of operations) through December 31, 2005, the Company incurred $876,429, $469,287 and $138,405, respectively, for costs and expenses reimbursable to the Advisor under the Management Agreement.

No person who is an officer, director or employee of the Advisor and who serves as a director of the Company receives any compensation from the Company for such services. Directors who are not affiliated with the Advisor receive compensation for their services and reimbursement of expenses incurred to attend meetings.

The Company also has entered into an administration agreement with BlackRock Financial Management, Inc. (the “Administrator”) under which the Administrator provides administrative services to the Company. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including rent and the Company’s allocable portion of the cost of certain of the Company’s officers and their respective staffs. The PNC Financial Services Group, Inc. (“PNC”) is a significant stockholder of the ultimate parent of the Administrator. For the years ended December 31, 2007 and 2006, and for the period July 25, 2005 (inception of operations) through December 31, 2005, the Company incurred $947,028, $588,741 and $435,483, respectively, for administrative services expenses payable to the Administrator under the administration agreement.

From time to time, the Advisor or the Administrator may pay amounts owed by the Company to third party providers of goods or services. The Company will subsequently reimburse the Advisor or the Administrator, as the case may be, for such amounts paid on its behalf. Reimbursements to the Advisor for the years ended December 31, 2007 and 2006, and for the period July 25, 2005 (inception of operations) through December 31, 2005, were $1,475,237, $1,053,392 and $0, respectively. Reimbursements to the Administrator for the years ended December 31, 2007 and 2006, and for the period July 25, 2005 (inception of operations) through December 31, 2005, were $0, $33,829 and $198,875, respectively.

PFPC Inc. (“PFPC”), a subsidiary of PNC, provides administrative and accounting services to the Company pursuant to a Sub-Administration and Accounting Services Agreement. PFPC Trust Company, another subsidiary of PNC, provides custodian services to the Company pursuant to a Custodian Services Agreement. Also, PFPC provides transfer agency and compliance support services to the Company pursuant to a Transfer Agency Agreement and a Compliance Support Services Agreement, respectively. For the services provided to the Company by PFPC and its affiliates, PFPC is entitled to an annual fee of 0.02% of the Company’s average net assets plus reimbursement of reasonable expenses, and a base fee, payable monthly. PFPC Trust Company may charge the Company additional fees for cash overdraft balances or for sweeping excess cash balances.

For the years ended December 31, 2007 and 2006, and for the period July 25, 2005 (inception of operations) through December 31, 2005, the Company incurred $262,079, $216,365 and $83,919, respectively, for administrative, accounting, custodian and transfer agency services fees payable to PFPC and its affiliates under the related agreements.

On July 25, 2005, in connection with the closing of the Offering, the Company issued approximately 33,333,333 shares of its common stock to BlackRock Kelso Capital Holding LLC, an entity for which the Advisor serves as manager, in exchange for total consideration of $500,000,000 ($15.00 per share), consisting of $80,282,060 in cash and a portfolio of short-term investments and cash equivalents valued at $419,717,940. The transaction was effected in accordance with the Company’s valuation procedures governing securities transactions with affiliates and was ratified by the Board of Directors.

In March 2006, the Company’s Board of Directors authorized the issuance and sale from time to time of up to $2,500,000 in aggregate net asset value of shares of the Company’s common stock to certain existing and future officers and employees of the Advisor at a price equal to the greater of $15.00 per share or the Company’s most recently determined net asset value per share at the time of sale. Pursuant to this authorization, in April 2006 the Company issued and sold to certain employees of the Advisor in a private placement 54,000 shares of common stock for aggregate proceeds of $810,000. Also pursuant to this authorization, during the year ended December 31, 2007, the Company issued and sold to certain officers and employees of the Advisor in private placements a total of 89,604 shares of common stock for aggregate proceeds of approximately $1,353,000.

In August 2006, the Company’s Board of Directors authorized the issuance and sale from time to time of an indeterminate number of shares of the Company’s common stock to the Advisor at a price per share equal to the Company’s most recently determined net asset value per share at the time of sale, such shares to be used by the Advisor for employee compensation and other purposes. Pursuant to this authorization, during the year ended December 31, 2007, the Company issued and sold to the Advisor in private placements 184,300 shares of common stock for aggregate proceeds of approximately $2,791,000.

At December 31, 2007, the Advisor owned directly approximately 276,000 shares of the Company’s common stock, representing 0.5% of the total shares outstanding. The Advisor did not own directly any shares of the Company’s common stock at December 31, 2006. The Advisor’s allocable portion of shares of the Company’s common stock owned indirectly by an entity in which the Advisor holds a non-voting investment interest was approximately 854,000 and 775,000 shares at December 31, 2007 and 2006, respectively. The Advisor disclaims ownership of the shares held by such entity. Inclusive if its allocable portion of the shares held by such entity, the Advisor would be deemed to own approximately 2.1% of the Company’s total shares outstanding at December 31, 2007 and 2006. At December 31, 2007 and 2006, other entities affiliated with the Administrator and PFPC beneficially owned indirectly approximately 2,843,000 and 2,475,000 shares, respectively, of the Company’s common stock, representing approximately 5.4% and 6.6% of the total shares outstanding. At December 31, 2007 and 2006, an entity affiliated with the Administrator and PFPC owned 36.5% of the members’ interests of the Advisor.

In September 2006, BlackRock and Merrill Lynch & Co., Inc. (“Merrill Lynch”) completed the plan entered into February 2006 to merge Merrill Lynch’s investment management business, Merrill Lynch Investment

Managers (“MLIM”), and BlackRock to create a new independent asset management company with over $1 trillion in assets under management. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members. As a result of the transaction, Merrill Lynch owns approximately 49% of the combined company (with a 45% voting interest therein). PNC retained approximately a 34% ownership of the combined company, and the remainder is held by employees and public stockholders. Prior to the merger, BlackRock was majority owned by PNC.

The Company earned $335,362 in interest income on investments in money market securities issued by MLIM or its former affiliates for the year ended December 31, 2006 and $337,180 for the period July 25, 2005 (inception of operations) through December 31, 2005. The Company held no investments in securities issued by MLIM or its former affiliates at December 31, 2006. Additionally, no MLIM-affiliated investments were held by the Company during the year ended December 31, 2007. From time to time, former affiliates of MLIM may serve as broker/dealer or agent for the Company or for portfolio companies in which the Company invests. For the years ended December 31, 2007 and 2006, and for the period July 25, 2005 (inception of operations) through December 31, 2005, the Company did not make any payments to former MLIM affiliates for such services.

During 2007, the Company added several lenders to its credit facility in order to increase amounts available for borrowing thereunder. One of the new lenders was Merrill Lynch Capital Corporation (“MLCC”), a subsidiary of Merrill Lynch, with a lending commitment of $75,000,000. MLCC’s commitment was subsequently increased by $25,000,000, to $100,000,000 in aggregate, pursuant to a temporary (until April 14, 2008) increase of amounts available under the facility. The terms and conditions applicable to MLCC as a lender are identical to those of other lenders under the facility. In accordance with such terms, MLCC generally receives a pro rata share of any payments the Company makes under the credit facility for principal, interest or fees.

Pursuant to the underwriting agreement with respect to the Public Market Event, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a subsidiary of Merrill Lynch, served as an underwriter and a senior book-running manager, committing to purchase 2,000,000 shares of the Company’s common stock at a price of $16.00 per share. The terms and conditions applicable to MLPF&S under the underwriting agreement were identical to those of other entities serving in similar capacities. In accordance with such terms, MLPF&S received approximately $1,800,000 of the underwriting discount paid by the Company.

4. Earnings per share

The following information sets forth the computation of basic and diluted net increase in net assets per share (earnings per share) resulting from operations for the years ended December 31, 2007 and 2006, and for the period July 25, 2005 (inception of operations) through December 31, 2005.

	Year ended December 31, 2007	Year ended December 31, 2006	July 25, 2005* through December 31, 2005
Numerator for basic and diluted net increase in net assets per share	$16,219,365	$41,554,656	$6,444,368
Denominator for basic and diluted weighted average shares	45,714,141	36,632,218	35,366,589
Basic/diluted net increase in net assets per share resulting from operations	$0.35	$1.13	$0.18

*	Inception of operations.

Diluted net increase in net assets per share resulting from operations equals basic net increase in net assets per share resulting from operations for the period because there were no common stock equivalents outstanding during the above periods.

5. Investments

Excluding short-term investments, purchases of investments for the years ended December 31, 2007 and 2006, and for the period July 25, 2005 (inception of operations) through December 31, 2005, totaled $711,280,828, $745,727,828 and $144,808,218, respectively. Sales/repayments of long-term investments for the years ended December 31, 2007 and 2006, and for the period July 25, 2005 (inception of operations) through December 31, 2005, totaled $310,435,608, $138,404,643 and $1,021,610, respectively.

At December 31, 2007, investments and cash and cash equivalents consisted of the following, excluding unearned income of $5,583,857:

	Amortized Cost	Fair Value
Cash and cash equivalents	$5,077,695	$5,077,695
Senior secured notes	45,277,111	44,827,111
Unsecured debt	182,812,287	180,326,699
Subordinated debt	109,618,146	108,820,676
Senior secured loans:
First lien	181,045,458	181,279,860
Second/other priority lien	560,910,136	531,957,917

Total senior secured loans	741,955,594	713,237,777

Preferred stock	34,997,907	14,192,860
Common stock	16,071,456	12,284,089
Limited partnership/limited liability company interests	29,026,534	29,025,029
Equity warrants/options	1,199,562	1,130,402

Total	$1,166,036,292	$1,108,922,338

At December 31, 2006, investments and cash and cash equivalents consisted of the following, excluding unearned income of $4,047,388:

	Amortized Cost	Fair Value
Cash and cash equivalents	$3,036,413	$3,036,413
Senior secured notes	29,000,000	29,037,500
Unsecured debt	56,553,484	57,268,386
Subordinated debt	70,621,483	71,064,500
Senior secured loans:
First lien	183,865,772	183,529,833
Second/other priority lien	397,173,183	398,239,254

Total senior secured loans	581,038,955	581,769,087

Preferred stock	11,914,367	11,914,367
Common stock	5,821,456	5,821,456
Limited partnership interest	324,216	324,216
Equity warrants	1,055,112	1,015,900

Total	$759,365,486	$761,251,825

The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums on debt investments.

The industry composition of the portfolio at fair value at December 31, 2007 and 2006 was as follows, excluding unearned income:

Industry	December 31, 2007	December 31, 2006
Printing, Publishing and Media	12.5%	7.2%
Other Services	10.9	10.4
Business Services	10.6	10.7
Consumer Products	10.4	11.2
Manufacturing	8.1	6.6
Beverage, Food and Tobacco	6.8	3.8
Healthcare	6.1	13.3
Entertainment and Leisure	5.2	6.9
Electronics	4.9	7.9
Retail	4.8	3.0
Chemicals	4.0	6.4
Transportation	4.0	0.1
Utilities	3.1	4.6
Containers and Packaging	2.7	0.9
Distribution	2.3	—
Finance	1.5	—
Metals	1.4	4.8
Buildings and Real Estate	0.7	1.3
Aerospace and Defense	—	0.6
Textiles	—	0.3

Total	100.0%	100.0%

6. Credit agreement and borrowings

In accordance with the 1940 Act, with certain limited exceptions, the Company is only permitted to borrow such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. On December 28, 2007, the Company amended and restated its Senior Secured, Multi-Currency Credit Agreement (the “Credit Agreement”). Under the amended Credit Agreement, the lenders have agreed to extend credit to the Company in an aggregate principal amount not to exceed $600 million outstanding, at any one time, consisting of $455 million in revolving loan commitments and $145 million in term loan commitments. Total revolving loan commitments will revert to $400 million on April 14, 2008. The Credit Agreement has a stated maturity date of December 6, 2010 and is secured by substantially all of the assets in the Company’s portfolio, including cash and cash equivalents. The term loans under the facility mature on the termination date of the Credit Agreement, have been fully drawn and, once repaid, may not be reborrowed. Subject to certain exceptions, the interest rate payable under the facility is LIBOR plus 87.5 basis points with respect to revolving loans and LIBOR plus 150 basis points with respect to term loans. The Company has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining minimum stockholders’ equity, (e) maintaining a ratio of total assets (less total liabilities) to total indebtedness, of the Company and its subsidiaries, of not less than 2.0:1.0, (f) maintaining minimum liquidity, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and its subsidiaries. In addition to the asset coverage ratio described above, borrowings under the Credit Agreement (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company’s portfolio. The Credit Agreement also includes an “accordion” feature that allows the Company to increase the size of the credit facility under certain circumstances to a maximum of $1 billion with respects to the revolving loans, and $395 million with respect to the term loans. The Credit Agreement is used to supplement the Company’s equity capital to make additional portfolio investments and for other general corporate purposes.

At December 31, 2007, the Company had $381,300,000 drawn on the credit facility versus $164,000,000 at December 31, 2006. The weighted average annual interest cost for the years ended December 31, 2007 and 2006 was 6.38% and 7.39%, respectively, exclusive of 0.175% in commitment fees and of other prepaid expenses related to establishing the credit facility.

The average debt outstanding on the credit facility during the years ended December 31, 2007 and 2006 was $313,057,645 and $81,157,895, respectively. The maximum amounts borrowed during the years ended December 31, 2007 and 2006 were $430,803,995 and $204,000,000, respectively. The remaining amount available under the facility was $218,700,000 at December 31, 2007.

At December 31, 2007 and 2006, the Company was in compliance with all financial and operational covenants required by the Credit Agreement.

7. Commitments and contingencies

At December 31, 2007, the Company had a commitment outstanding to make an equity investment of up to $2,500,000 in an existing portfolio company. The Company had no such commitments outstanding at December 31, 2006.

In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has had no prior claims or payments pursuant to such agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

8. Financial highlights

The following per share data and ratios have been derived from information provided in the financial statements. The following is a schedule of financial highlights for a common share outstanding during the years ended December 31, 2007 and 2006, and for the period July 25, 2005 (inception of operations) through December 31, 2005.

	Year ended December 31, 2007	Year ended December 31, 2006	July 25, 2005* through December 31, 2005
Per Share Data:
Net asset value, beginning of period	$14.93	$14.95	$—
Gross proceeds from Offering	—	—	15.00
Offering costs	—	—	(0.03)

Net proceeds from Offering	—	—	14.97

Net investment income	1.66	1.09	0.17
Net realized and unrealized gain (loss)	(1.30)	0.04	0.01

Total from investment operations	0.36	1.13	0.18
Dividend distributions to stockholders from:
Net investment income	(1.68)	(1.14)	(0.20)
Net realized gains	(0.01)	(0.01)	—

Total dividend distributions	(1.69)	(1.15)	(0.20)
Effect of anti-dilution	0.37	—	—
Offering costs	(0.19)	—	—

Net decrease in net assets	(1.15)	(0.02)	(0.02)

Net asset value, end of period	$13.78	$14.93	$14.95

Market price, end of period(1)	$15.28	$—	$—

Total return(2)(3)	3.41%	7.76%	1.00%
Ratios / Supplemental Data:
Ratio of operating expenses to average net assets(4)(5)	4.60%	2.48%	1.63%
Ratio of credit facility related expenses to average net assets(4)	3.04%	0.05%	—

Ratio of total expenses to average net assets(4)(5)	7.64%	2.53%	1.63%
Ratio of net investment income to average net assets(4)	11.16%	7.21%	2.67%
Net assets, end of period	$728,191,869	$561,799,922	$528,704,849
Average debt outstanding	$313,057,645	$81,157,895	$—
Weighted average shares outstanding	45,714,141	36,632,218	35,366,589
Average debt per share(6)	$6.85	$2.22	$—
Portfolio turnover(3)	31%	36%	2%

*	Inception of operations.

(1)	The Company’s common stock commenced trading on The NASDAQ Global Select Market on June 27, 2007. There was no established public trading market for the stock prior to that date.

(2)	Total return was calculated based on the change in net asset value per common share during the period. The total return for the period June 26, 2007 through December 31, 2007 based on the change in market price per common share during that period was 1.03%. Total return calculations take into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan and do not reflect brokerage commissions.

(3)	Not annualized.

(4)	Annualized.

(5)	For the years ended December 31, 2007 and 2006, and for the period July 25, 2005 (inception of operations) through December 31, 2005, the ratio of operating expenses before management fee waiver to average net assets is 4.90%, 3.26% and 2.64%, respectively, and the ratio of total expenses before management fee waiver to average net assets is 7.94%, 3.31% and 2.64%, respectively.

(6)	Average debt per share is calculated as average debt outstanding divided by the weighted average shares outstanding during the applicable period.

9. Federal tax information

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined in accordance with GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences at December 31, 2007 and 2006 attributable to transactions involving foreign securities and currencies, disallowed expenses, redesignation of tax distributions and other differences between financial reporting and tax accounting, were reclassified for tax purposes as follows:

	December 31, 2007	December 31, 2006
Decrease in paid-in capital in excess of par	$(24,035)	$—
Increase in accumulated net realized gain	$1,397,415	$297,010
Decrease in distributions in excess of net investment income	$(1,373,380)	$(297,010)

The following reconciles net increase in net assets resulting from operations to taxable income for the year ended December 31, 2007:

Year ended December 31, 2007
Net increase in net assets resulting from operations	$16,219,365
Net unrealized depreciation not taxable	58,980,614
Reversal of prior year post-October foreign currency losses	(524,730)
Section 1256 foreign currency contracts mark-to-market	(451,944)
Reversal of prior year Section 1256 foreign currency contracts mark-to-market	475,204
Origination, structuring, closing, commitment and other upfront fees currently taxable, deferred for book purposes	4,798,016
Interest income for book purposes taxable in prior years	(478,628)
Non-deductible excise tax expense	24,035
Dividend income written off for tax purposes	(117,510)
Expenses currently deductible	(3,804)

Taxable income before deductions for distributions	$78,920,618

At December 31, 2007, the cost of investments for tax purposes was $1,163,475,920, resulting in net unrealized depreciation of ($65,215,134), which was comprised of gross unrealized appreciation and depreciation of $5,841,820 and $71,056,954, respectively.

At December 31, 2007, the components of accumulated losses on a tax basis and reconciliation to accumulated losses on a book basis were as follows:

Year ended December 31, 2007
Undistributed ordinary income—net	$2,684,480
Undistributed net realized gains	330,584
Unrealized gains (losses)—net	(57,557,340)
Section 1256 foreign currency contracts mark-to-market	451,944
Origination, structuring, closing, commitment and other upfront fees currently taxable, deferred for book purposes	(8,218,690)
Expenses not currently deductible	(47,546)
Dividend income written off for tax purposes	117,510

Total accumulated losses—net, book basis	$(62,239,058)

The difference between book-basis unrealized losses and tax-basis unrealized losses is attributable to the book deferral of origination, structuring, closing, commitment and other upfront fees. Expenses not currently deductible are a book/tax temporary difference attributable to certain organizational expenses.

For income tax purposes, distributions paid to stockholders are reported as ordinary income, non-taxable, capital gains, or a combination thereof. The estimated tax character of distributions paid or declared during the years ended December 31, 2007 and 2006, and for the period July 25, 2005 (inception of operations) through December 31, 2005, respectively, was as follows:

Year ended	Ordinary income	Amount per share*	Long-term capital gain	Amount per share*	Total distributions	Total amount per share*
December 31, 2007	$76,491,196	$1.68	$519,782	$0.01	$77,010,978	$1.69
December 31, 2006	$42,382,231	$1.15	$14,957	$0.00	$42,397,188	$1.15
December 31, 2005	$7,073,318	$0.20	—	—	$7,073,318	$0.20

*	Rounded to the nearest $0.01.

BlackRock Kelso Capital Corporation

Statements of Assets and Liabilities

	June 30, 2008 (Unaudited)	December 31, 2007
Assets:
Investments at fair value:
Non-controlled, non-affiliated investments (amortized cost of $1,173,150,993 and $1,049,585,229)	$1,083,393,638	$1,018,013,709
Non-controlled, affiliated investments (amortized cost of $64,201,439 and $66,907,657)	56,441,006	65,412,682
Controlled investments (amortized cost of $42,449,140 and $38,881,854)	9,374,448	14,834,395

Total investments at fair value	1,149,209,092	1,098,260,786
Cash and cash equivalents	4,731,097	5,077,695
Foreign currency at fair value (cost of $204,243 and $10,291)	204,179	10,864
Net unrealized appreciation on forward foreign currency contracts	249,248	—
Interest receivable	13,485,419	14,260,266
Dividends receivable	2,695,021	1,796,615
Prepaid expenses and other assets	1,849,822	2,414,954

Total Assets	$1,172,423,878	$1,121,821,180

Liabilities:
Payable for investments purchased	$8,700,000	$—
Net unrealized depreciation on forward foreign currency contracts	—	451,944
Credit facility payable	484,000,000	381,300,000
Interest payable on credit facility	331,558	1,508,277
Dividend distributions payable	—	3,310,606
Base management fees payable	5,583,589	5,606,213
Accrued administrative services	282,464	361,118
Other accrued expenses and payables	1,340,156	1,091,153

Total Liabilities	500,237,767	393,629,311

Net Assets:
Common stock, par value $.001 per share, 100,000,000 and 40,000,000 common shares authorized, 54,624,543 and 52,825,109 issued and outstanding	54,625	52,825
Paid-in capital in excess of par	807,607,772	790,378,102
Distributions in excess of net investment income	(4,556,801)	(5,411,353)
Accumulated net realized gain (loss)	(583,303)	729,635
Net unrealized depreciation	(130,336,182)	(57,557,340)

Total Net Assets	672,186,111	728,191,869

Total Liabilities and Net Assets	$1,172,423,878	$1,121,821,180

Net Asset Value Per Share	$12.31	$13.78

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Statements of Operations (Unaudited)

	Three months ended June 30, 2008	Three months ended June 30, 2007*	Six months ended June 30, 2008	Six months ended June 30, 2007*
Investment Income:
From non-controlled, non-affiliated investments:
Interest	$32,528,115	$31,254,332	$65,616,322	$54,831,984
Dividends	303,589	137,746	784,703	175,242
Other income	1,750	5,000	2,296	18,495
From non-controlled, affiliated investments:
Interest	1,153,761	543,452	2,354,325	819,083
Dividends	342,530	126,667	737,050	126,667
From controlled investments:
Interest	544,191	924,581	1,073,757	1,849,556
Dividends	—	215,787	—	438,768

Total investment income	34,873,936	33,207,565	70,568,453	58,259,795

Expenses:
Base management fees	5,583,589	4,534,551	11,150,449	8,227,626
Incentive management fees	—	5,831,674	—	9,524,323
Administrative services	311,998	259,773	605,433	478,476
Professional fees	240,141	396,195	838,471	542,786
Director fees	98,235	66,667	192,735	130,172
Investment advisor expenses	263,951	194,174	538,849	390,267
Insurance	138,853	48,844	276,436	89,775
Interest and credit facility fees	4,292,574	5,434,516	9,506,631	9,149,321
Amortization of debt issuance costs	167,230	82,264	333,425	144,969
Other	513,772	134,372	648,424	266,441

Expenses before management fee waiver	11,610,343	16,983,030	24,090,853	28,944,156
Base management fee waiver	—	(1,133,638)	—	(2,056,907)

Net expenses	11,610,343	15,849,392	24,090,853	26,887,249

Net Investment Income	23,263,593	17,358,173	46,477,600	31,372,546

Realized and Unrealized Gain (Loss):
Net realized gain (loss):
Non-controlled, non-affiliated investments	122,229	647,015	126,639	669,042
Non-controlled, affiliated investments	88,830	—	112,783	—
Foreign currency	(1,729,512)	(177,828)	(1,552,360)	(392,730)

Net realized gain (loss)	(1,518,453)	469,187	(1,312,938)	276,312

Net change in unrealized appreciation or depreciation on:
Non-controlled, non-affiliated investments	(8,263,289)	(393,538)	(58,185,837)	2,717,064
Non-controlled, affiliated investments	470,657	(79,234)	(6,265,458)	(12,524)
Controlled investments	(3,678,763)	(5,139,175)	(9,027,233)	(5,139,175)
Foreign currency translation	1,585,589	408,120	699,686	437,590

Net change in unrealized appreciation or depreciation	(9,885,806)	(5,203,827)	(72,778,842)	(1,997,045)

Net realized and unrealized gain (loss)	(11,404,259)	(4,734,640)	(74,091,780)	(1,720,733)

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,859,334	$12,623,533	$(27,614,180)	$29,651,813

Net Investment Income Per Share	$0.44	$0.42	$0.88	$0.79

Earnings (Loss) Per Share	$0.22	$0.31	$(0.52)	$0.75

Basic and Diluted Weighted-Average Shares Outstanding	53,289,838	40,968,979	53,059,946	39,741,957

*	Certain amounts have been reclassified to conform to the current period’s presentation.

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Six months ended June 30, 2007
Net Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$46,477,600	$31,372,546
Net change in unrealized appreciation or depreciation	(72,778,842)	(1,997,045)
Net realized gain (loss)	(1,312,938)	276,312

Net increase (decrease) in net assets resulting from operations	(27,614,180)	29,651,813

Dividend Distributions to Stockholders from:
Net investment income	(45,623,048)	(33,171,455)

Capital Share Transactions:
Proceeds from shares sold	—	164,143,683
Less offering costs	—	(10,064,144)
Reinvestment of dividends	17,231,470	48,820,270

Net increase in net assets resulting from capital share transactions	17,231,470	202,899,809

Total Increase (Decrease) in Net Assets	(56,005,758)	199,380,167
Net assets at beginning of period	728,191,869	561,799,922

Net assets at end of period	$672,186,111	$761,180,089

Capital Share Activity:
Shares issued from subscriptions	—	10,273,904
Shares issued from reinvestment of dividends	1,799,434	3,262,507

Total increase in shares	1,799,434	13,536,411

Distributions in Excess:
Distributions in excess of net investment income, end of period	$(4,556,801)	$(5,191,458)

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Statements of Cash Flows (Unaudited)

	Six months ended June 30, 2008	Six months ended June 30, 2007*
Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(27,614,180)	$29,651,813
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of long-term investments	(174,601,047)	(511,089,886)
Purchases of foreign currency—net	(1,613,107)	(745,534)
Proceeds from sales/repayments of long-term investments	51,483,558	183,081,131
Net change in unrealized depreciation on investments	73,478,528	2,434,635
Net change in unrealized depreciation on foreign currency translation	(699,686)	(437,590)
Net realized gain on investments	(239,422)	(669,042)
Net realized loss on foreign currency	1,552,360	392,730
Amortization of premium/discount—net	(1,203,998)	(585,730)
Amortization of debt issuance costs	333,425	144,969
Decrease (increase) in interest receivable	774,847	(5,913,122)
Increase in dividends receivable	(898,406)	(726,392)
Decrease (increase) in prepaid expenses and other assets	231,708	(168,899)
Increase in payable for investments purchased	8,700,000	29,105,799
Increase in offering costs payable	—	9,870,972
(Decrease) increase in base management fees payable	(22,624)	1,243,831
Increase in incentive management fees payable	—	3,714,910
Decrease in accrued administrative services payable	(78,654)	(102,371)
(Decrease) increase in interest payable on credit facility	(1,176,719)	1,164,866
Increase in other accrued expenses and payables	249,003	328,224

Net cash used in operating activities	(71,344,414)	(259,304,686)

Financing Activities:
Net proceeds from issuance of common stock	—	154,079,539
Dividend distributions paid	(48,933,654)	(48,974,965)
Dividend distributions reinvested	17,231,470	48,820,270
Borrowings under credit facility	141,700,000	1,102,203,995
Repayments under credit facility	(39,000,000)	(835,400,000)
Increase in deferred debt issuance costs	—	(123,128)
Increase in proceeds receivable from shares sold	—	(160,000,000)

Net cash provided by financing activities	70,997,816	260,605,711

Net (decrease) increase in cash and cash equivalents	(346,598)	1,301,025
Cash and cash equivalents, beginning of period	5,077,695	3,036,413

Cash and cash equivalents, end of period	$4,731,097	$4,337,438

Supplemental disclosure of cash flow information:
Interest paid during period	$10,526,438	$7,907,765

*	Certain amounts have been reclassified to conform to the current period’s presentation.

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments (Unaudited)

June 30, 2008

Portfolio Company	Industry	Principal Amount or Number of Shares/Units		Cost(a)	Fair Value
Senior Secured Notes—7.8%
AGY Holding Corp., Second Lien, 11.00%, 11/15/14, acquired multiple dates(b)	Glass Yarns/ Fibers	$23,500,000		$23,055,017	$21,913,750
TriMark Acquisition Corp., Second Lien, 11.50% (9.50% cash, 2.00% PIK), 11/30/13	Food Service Equipment	30,578,200		30,578,200	30,578,200	(c)

Total Senior Secured Notes				53,633,217	52,491,950

Unsecured Debt—27.8%
AMC Entertainment Holdings, Inc., 7.78% PIK (LIBOR + 5.00%/Q), 6/13/12	Entertainment	13,237,658		13,000,712	11,053,444
ASM Intermediate Holdings Corp. II, 12.00% PIK, 12/27/13	Marketing Services	47,933,289		47,933,289	45,057,292
BE Foods Investments, Inc., 7.97% PIK (LIBOR + 5.25%/Q), 7/11/12	Food	26,811,852		26,097,180	24,532,845
Big Dumpster Acquisition, Inc., 13.50% PIK, 7/5/15	Waste Management Equipment	35,042,614		35,042,614	35,042,614	(c)
Lucite International Luxembourg Finance S.àr.l., 13.81% PIK (EURIBOR + 9.00%/Q), 7/14/14(d)	Chemicals	11,745,755	(e)	14,849,842	11,843,837
Marquette Transportation Company Holdings, LLC, 14.75% PIK, 3/21/14	Transportation	45,423,354		45,423,354	45,423,354	(c)
Marsico Parent Holdco, LLC et al., 12.50% PIK, 7/15/16, acquired 11/28/07(b)	Finance	9,378,125		9,378,125	8,440,313
Marsico Parent Superholdco, LLC et al., 14.50% PIK, 1/15/18, acquired 11/28/07(b)	Finance	6,292,417		5,958,869	5,568,789

Total Unsecured Debt				197,683,985	186,962,488

Subordinated Debt—26.3%
A & A Manufacturing Co., Inc., 14.00% (12.00% cash, 2.00% PIK), 4/2/14	Protective Enclosures	18,966,100		18,966,100	18,966,100	(c)
Advanstar, Inc., 9.80% PIK (LIBOR + 7.00%/Q), 11/30/15	Printing/ Publishing	6,801,911		6,801,911	5,428,574	(c)
Al Solutions, Inc., 16.00% PIK, 12/29/13(f)(g)	Metals	13,680,233		13,680,233	9,766,900	(c)
Conney Safety Products, LLC, 16.00%, 10/1/14	Safety Products	30,000,000		30,000,000	30,000,000	(c)
DynaVox Systems LLC, 15.00%, 6/23/15	Augmentative Communication Products	31,000,000		31,000,000	31,000,000	(c)
Mattress Giant Corporation, 13.25% (11.00% cash, 2.25% PIK), 8/1/12	Bedding —Retail	14,102,028		14,008,960	14,102,028	(c)
MediMedia USA, Inc., 11.38%, 11/15/14, acquired multiple dates(b)	Information Services	8,000,000		8,070,869	8,000,000
The Pay-O-Matic Corp., 14.00% (12.00% cash, 2.00% PIK), 1/15/15	Financial Services	15,138,650		15,138,650	15,138,650	(c)
PGA Holdings, Inc., 12.50%, 3/12/16	Healthcare Services	5,000,000		4,904,313	4,900,000	(c)
Sentry Security Systems, LLC, 15.00% (12.00% cash, 3.00% PIK), 8/7/12	Security Services	10,430,828		10,430,828	10,430,828	(c)

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments (Unaudited)—(Continued)

June 30, 2008

Portfolio Company	Industry	Principal Amount or Number of Shares/Units		Cost(a)	Fair Value
Tri-anim Health Services, Inc. et al., 14.00% (12.00% cash, 2.00% PIK), 6/4/15	Healthcare Products	$15,021,667		$15,021,667	$15,021,667	(c)
U.S. Security Holdings, Inc., 13.00% (11.00% cash, 2.00% PIK), 5/8/14, acquired 5/10/06(b)	Security Services	7,000,000		7,000,000	6,510,000
Wastequip, Inc., 12.00% (10.00% cash, 2.00% PIK), 2/5/15	Waste Management Equipment	7,638,543		7,638,543	7,638,543	(c)

Total Subordinated Debt				182,662,074	176,903,290

Senior Secured Loans—103.5%(h)
Advanstar Communications Inc., Second Lien, 7.80% (LIBOR + 5.00%), 11/30/14	Printing/ Publishing	14,000,000		14,000,000	11,173,337	(c)
Alpha Media Group Inc., Second Lien, 10.30% (LIBOR + 7.50%), 2/11/15	Publishing	20,000,000		19,289,934	18,000,000
American Residential Services L.L.C., Second Lien, 12.00% (10.00% cash, 2.00% PIK), 4/17/15	HVAC/ Plumbing Services	40,000,000		40,000,000	40,000,000	(c)
American Safety Razor Company, LLC, Second Lien, 8.80% (LIBOR + 6.25%), 1/30/14	Consumer Products	10,000,000		10,000,000	9,200,000
American SportWorks LLC, Second Lien, 18.00% (15.00% cash, 3.00% PIK), 6/27/14(i)	Utility Vehicles	13,403,274		13,403,274	13,403,274	(c)
AmQuip Crane Rental LLC, Second Lien, 8.26% (LIBOR + 5.75%), 6/29/14	Construction Equipment	22,000,000		22,000,000	20,460,000
Applied Tech Products Corp. et al., Tranche A, First Lien, 9.50% (Base Rate + 4.50%), 10/24/10	Plastic Packaging	1,353,134		1,348,264	1,353,134	(c)
Applied Tech Products Corp. et al., Tranche B, Second Lien, 13.50% (Base Rate + 8.50%), 4/24/11(g)	Plastic Packaging	2,308,004		2,297,689	130,300	(c)
Applied Tech Products Corp. et al., Tranche C, Third Lien, 17.00% PIK (Base Rate + 12.00%), 10/24/11(g)	Plastic Packaging	916,240		859,994	—	(c)
Arclin US Holdings Inc., Second Lien, 9.22% (LIBOR + 6.50%), 7/10/15	Chemicals	14,500,000		14,500,000	13,771,200	(c)
Bankruptcy Management Solutions, Inc., Second Lien, 8.73% (LIBOR + 6.25%), 7/31/13	Software	24,562,500		24,562,500	18,299,063
The Bargain! Shop Holdings Inc., Term Loan A, First Lien, 13.50%, 6/29/12(d)	Discount Stores	14,170,984	(j)	13,669,528	13,967,753	(c)
The Bargain! Shop Holdings Inc., Term Loan B, First Lien, 13.50%, 7/1/12(d)	Discount Stores	19,479,016	(j)	18,191,224	19,199,661	(c)
Berlin Packaging L.L.C., Second Lien, 9.22% (LIBOR + 6.50%), 8/17/15	Rigid Packaging	24,000,000		23,357,284	20,400,000
Champion Energy Corporation et al., First Lien, 14.50%, 5/22/11	Heating and Oil Services	34,000,000		34,000,000	34,000,000	(c)
Custom Direct, Inc. et al., Second Lien, 8.80% (LIBOR + 6.00%), 12/31/14	Printing	10,000,000		10,000,000	6,500,000

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments (Unaudited)—(Continued)

June 30, 2008

Portfolio Company	Industry	Principal Amount or Number of Shares/Units	Cost(a)	Fair Value
Deluxe Entertainment Services Group Inc., Second Lien, 8.80% (LIBOR + 6.00%), 11/11/13	Entertainment	$12,000,000	$12,000,000	$7,200,000
Electrical Components International Holdings Company, Second Lien, 9.46% (LIBOR + 6.50%), 5/1/14	Electronics	20,000,000	20,000,000	9,000,000
Event Rentals, Inc., Acquisition Loan, First Lien, 6.94% (LIBOR + 4.00%), 12/19/13	Party Rentals	15,000,000	15,000,000	14,850,000
Facet Technologies, LLC, Second Lien, 16.00% (LIBOR + 2.00% cash, 10.00% PIK), 1/26/12	Medical Devices	27,135,000	27,135,000	27,135,000	(c)
Fairway Group Holdings Corp. et al., Term B Loan, First Lien, 7.57% (LIBOR + 5.00%), 1/18/13	Retail Grocery	1,485,000	1,482,185	1,485,000	(c)
Fairway Group Holdings Corp. et al., Term C Loan, Second Lien, 13.00% (12.00% cash, 1.00% PIK), 1/18/14	Retail Grocery	11,660,773	11,615,191	11,660,773	(c)
Fitness Together Franchise Corporation, First Lien, 8.95% (LIBOR + 6.25%), 7/14/12	Personal Fitness	12,950,000	12,905,519	12,905,519	(c)
Heartland Automotive Services II Inc. et al., Term Loan A, First Lien, 7.75% (LIBOR + 3.75%), 2/27/12	Automobile Repair	3,678,231	3,675,906	3,108,105	(c)
Heartland Automotive Services II Inc. et al., Acquisition Loan, First Lien, 8.00%, (LIBOR + 4.00%), 2/27/12	Automobile Repair	1,799,837	1,799,837	1,520,862
HIT Entertainment, Inc., Second Lien, 8.29% (LIBOR + 5.50%), 2/26/13	Entertainment	1,000,000	1,000,000	830,000
InterMedia Outdoor, Inc., Second Lien, 9.55% (LIBOR + 6.75%), 1/31/14	Printing/ Publishing	10,000,000	10,000,000	8,000,000
Isola USA Corp., First Lien, 7.55% (LIBOR + 4.75%), 12/18/12	Electronics	9,559,211	9,451,982	8,220,921
Isola USA Corp., Second Lien, 10.65% (LIBOR + 7.75%), 12/18/13	Electronics	25,000,000	25,000,000	20,000,000
Kaz, Inc. et al., M&E Loan, First Lien, 7.31% (LIBOR + 4.50%), 12/8/08	Consumer Products	3,000,000	3,000,000	3,000,000	(c)
Kaz, Inc. et al., First Lien, 16.00% (12.00% cash, 4.00% PIK), 12/8/11	Consumer Products	35,360,157	34,994,566	34,994,566	(c)
LJVH Holdings Inc., Second Lien, 8.30% (LIBOR + 5.50%), 1/19/15(d)	Specialty Coffee	25,000,000	25,000,000	21,250,000
MCCI Group Holdings, LLC, Second Lien, 9.93% (LIBOR + 7.25%), 6/21/13	Healthcare Services	29,000,000	28,944,541	29,000,000	(c)
NAMIC/VA, Inc., Second Lien, 12.25%, 8/14/15	Healthcare Services	15,000,000	14,750,183	14,700,000
New Enterprise Stone & Lime Co., Inc., Second Lien, 12.50%, 7/11/14	Mining/ Construction	35,000,000	34,670,509	34,300,000
Oriental Trading Company, Inc., Second Lien, 8.49% (LIBOR + 6.00%), 1/31/14	Party Supplies and Novelties	3,000,000	3,000,000	2,150,001

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments (Unaudited)—(Continued)

June 30, 2008

Portfolio Company	Industry	Principal Amount or Number of Shares/Units	Cost(a)	Fair Value
Penton Media, Inc. et al., Second Lien, 7.90% (LIBOR + 5.00%), 2/1/14(i)	Information Services	$26,000,000	$25,562,660	$18,590,000
Physiotherapy Associates, Inc. et al., Second Lien, 10.39% (LIBOR + 7.50%), 12/31/13	Rehabilitation Centers	17,000,000	17,000,000	13,600,000
PQ Corporation, Second Lien, 9.40% (LIBOR + 6.50%), 7/30/15	Specialty Chemicals	10,000,000	8,700,000	8,700,000
Precision Parts International Services Corp. et al., First Lien, 8.24% (LIBOR + 5.50%), 9/30/11	Automotive Parts	2,892,443	2,892,443	2,313,954
Premier Yachts, Inc. et al., Term A, First Lien, 6.23% (LIBOR + 3.75%), 8/22/12	Entertainment Cruises	7,646,423	7,620,034	7,608,191
Premier Yachts, Inc. et al., Term B, First Lien, 9.48% (LIBOR + 7.00%), 8/22/13	Entertainment Cruises	1,921,233	1,914,806	1,911,627
Stolle Machinery Company, LLC, Second Lien, 8.98% (LIBOR + 6.50%), 9/29/13	Canning Machinery	5,950,000	5,950,000	5,652,500
Sunrise Medical LTC LLC et al., Second Lien, 9.31% (LIBOR + 6.50%), 12/28/13	Healthcare Equipment	14,400,000	14,400,000	14,400,000	(c)
Total Safety U.S. Inc., Second Lien, 9.54% (LIBOR + 6.50%), 12/8/13	Industrial Safety Equipment	9,000,000	9,000,000	8,370,000
United Subcontractors, Inc., Second Lien, 12.42% (LIBOR + 7.25% cash, 2.00% PIK), 6/27/13	Building and Construction	10,007,778	10,007,778	5,103,967
Water Pik, Inc., Second Lien, 7.98% (LIBOR + 5.50%), 6/15/14	Consumer Products	30,000,000	30,000,000	27,900,000	(c)
WBS Group LLC et al., Second Lien, 9.01% (LIBOR + 6.25%), 6/7/13	Software	20,000,000	20,000,000	17,200,000	(c)
Wembley, Inc., Second Lien, 7.11% (LIBOR + 4.25%), 8/23/12(g)	Gaming	1,000,000	1,000,000	325,000
Westward Dough Operating Company, LLC, Term Loan A, First Lien, 6.70% (LIBOR + 4.00%), 3/30/11	Restaurants	6,850,000	6,850,000	6,308,000	(c)
Westward Dough Operating Company, LLC, Term Loan B, First Lien, 9.70% (LIBOR + 7.00%), 3/30/11(g)	Restaurants	8,334,656	8,334,656	7,972,300	(c)
York Tape & Label, Inc. et al., Second Lien, 9.73% (LIBOR + 7.25%), 9/30/13	Printing	45,197,368	44,804,819	44,293,421

Total Senior Secured Loans			770,942,306	695,417,429

Preferred Stock—0.9%
Facet Holdings Corp., Class A, 12.00% PIK(g)	Medical Devices	900	900,000	—	(c)
Fitness Together Holdings, Inc., Series A, 8.00% PIK	Personal Fitness	187,500	187,500	187,500	(c)
M & M Tradition Holdings Corp., Series A Convertible, 16.00% PIK(i)	Sheet Metal Fabrication	5,376	5,376,000	5,537,280	(c)
Tygem Holdings, Inc., 8.00% PIK(f)(g)	Metals	10,789,367	10,826,867	—	(c)
Tygem Holdings, Inc., Series B Convertible(f)(k)	Metals	54,574,501	14,725,535	—	(c)

Total Preferred Stock			32,015,902	5,724,780

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments (Unaudited)—(Continued)

June 30, 2008

Portfolio Company	Industry	Principal Amount or Number of Shares/Units	Cost(a)	Fair Value
Common Stock—1.7%(k)
BKC ASW Blocker, Inc.(i)(l)	Utility Vehicles	1,000	$250,000	$394,149	(c)
BKC DVSH Blocker, Inc.(m)	Augmentative Communication Products	100	1,000,000	1,000,000	(c)
BKC MTCH Blocker, Inc.(n)	Transportation	1,000	5,000,000	4,400,000	(c)
Facet Holdings Corp.	Medical Devices	10,000	100,000	—	(c)
Fitness Together Holdings, Inc.	Personal Fitness	62,500	62,500	43,600	(c)
M & M Tradition Holdings Corp.(i)	Sheet Metal Fabrication	500,000	5,000,000	5,310,000	(c)
MGHC Holding Corporation	Bedding—Retail	205,000	2,050,000	38,400	(c)
Tygem Holdings, Inc.(f)	Metals	3,596,456	3,608,956	—	(c)

Total Common Stock			17,071,456	11,186,149

Limited Partnership/Limited Liability Company Interests—3.8%
ARS Investment Holdings, LLC(k)	HVAC/Plumbing Services	66,902	—	560,000	(c)
Big Dumpster Coinvestment, LLC(k)	Waste Management Equipment	—	5,333,333	1,000,000	(c)
Marsico Parent Superholdco, LLC, 16.75% PIK, acquired 11/28/07(b)	Finance	1,750	1,650,005	1,540,000
PG Holdco, LLC, 15% PIK	Healthcare Services	333	333,333	333,333	(c)
PG Holdco, LLC, Class A(k)	Healthcare Services	16,667	166,667	166,667	(c)
Prism Business Media Holdings LLC(i)(k)	Information Services	68	14,943,200	13,540,000	(c)
Sentry Common Investors, LLC(k)	Security Services	147,271	147,271	73,900	(c)
Sentry Security Systems Holdings, LLC, 8.00% PIK	Security Services	602,729	602,729	602,729	(c)
WBS Group Holdings, LLC, Class B, 16.00% PIK	Software	8,000	8,000,000	8,000,000	(c)

Total Limited Partnership/Limited Liability Company Interests			31,176,538	25,816,629

Equity Warrants/Options—0.2%(k)
ATEP Holdings, Inc., expire 10/24/15	Plastic Packaging	470	—	—	(c)
ATH Holdings, Inc., expire 10/24/15	Plastic Packaging	470	—	—	(c)
ATPP Holdings, Inc., expire 10/24/15	Plastic Packaging	470	90,112	—	(c)
ATPR Holdings, Inc., expire 10/24/15	Plastic Packaging	470	—	—	(c)
Fitness Together Holdings, Inc., expire 7/14/16	Personal Fitness	105,263	56,000	39,000	(c)
Kaz, Inc., expire 12/8/16	Consumer Products	49	512,000	369,275	(c)
Kaz, Inc., expire 12/8/16	Consumer Products	16	64,000	56,050	(c)
Kaz, Inc., expire 12/8/16	Consumer Products	16	24,000	27,295	(c)
Kaz, Inc., expire 12/8/16	Consumer Products	16	9,000	14,125	(c)
Marsico Superholdco SPV, LLC, expire 12/14/19, acquired 11/28/07(b)	Finance	455	444,450	784,100

Total Equity Warrants/Options			1,199,562	1,289,845

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments (Unaudited)—(Continued)

June 30, 2008

Portfolio Company	Industry	Principal Amount or Number of Shares/Units	Cost(a)	Fair Value
TOTAL INVESTMENTS INCLUDING UNEARNED INCOME			$1,286,385,040	$1,155,792,560
UNEARNED INCOME—(1.0)%			(6,583,468)	(6,583,468)

TOTAL INVESTMENTS—171.0%			$1,279,801,572	1,149,209,092

OTHER ASSETS & LIABILITIES (NET)—(71.0)%				(477,022,981)

NET ASSETS—100.0%				$672,186,111

(a)	Represents amortized cost for fixed income securities and unearned income, and cost for preferred and common stock, limited partnership/limited liability company interests and equity warrants/options.

(b)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. In the aggregate, these securities represent 7.8% of net assets at June 30, 2008.

(c)	Fair value of this investment determined by or under the direction of the Company’s Board of Directors (see Note 2). The aggregate fair value of these investments (net of unearned income) is $652,615,215, or 97.1% of net assets at June 30, 2008.

(d)	Non-U.S. company or principal place of business outside the U.S.

(e)	Principal amount is denominated in Euros.

(f)	“Controlled” investments under the Investment Company Act of 1940, whereby the Company owns more than 25% of the portfolio company’s outstanding voting securities, are as follows:

Controlled Investments	Fair Value at December 31, 2007	Gross Additions (Cost)*	Net Unrealized Gain (Loss)	Fair Value at June 30, 2008	Interest Income**
Al Solutions, Inc. Subordinated Debt	$12,648,145	$1,032,088	$(3,913,333)	$9,766,900	$1,073,757
Tygem Holdings, Inc.:
Preferred Stock	—	—	—	—	—
Preferred Stock Series B Convertible	2,613,900	2,500,000	(5,113,900)	—	—
Common Stock	—	—	—	—	—
Less: Unearned Income	(427,650)	35,198	—	(392,452)	—

Totals	$14,834,395	$3,567,286	$(9,027,233)	$9,374,448	$1,073,757

*	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

**	For the six months ended June 30, 2008. There were no realized gains (losses) or dividend income from these securities during the period.

The aggregate fair value of controlled investments (net of unearned income) at June 30, 2008 represents 1.4% of net assets.

(g)	Non-accrual status (in default) at June 30, 2008 and therefore non-income producing.
(h)	Approximately 69% of the senior secured loans to the Company’s portfolio companies bear interest at a floating rate that may be determined by reference to the London Interbank Offered Rate (LIBOR), Euro Interbank Offered Rate (EURIBOR), or other base rate (commonly the Federal Funds Rate or the Prime Rate), at the borrower’s option.

The accompanying notes are an integral part of these financial statements.

Additionally, the borrower under a senior secured loan generally has the option to select from interest reset periods of one, two, three or six months and may alter that selection at the end of any reset period. The stated interest rate represents the weighted average interest rate as of June 30, 2008 of all contracts within the specified loan facility. Current reset frequencies for floating rate instruments other than senior secured loans are indicated by Q (quarterly) or S (semiannually).

(i)	“Non-controlled, affiliated” investments under the Investment Company Act of 1940, whereby the Company owns 5% or more (but not more than 25%) of the portfolio company’s outstanding voting securities, are as follows:

Non-controlled, Affiliated Investments	Fair Value at December 31, 2007	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)	Fair Value at June 30, 2008	Net Realized Gain (Loss)***	Interest Income***	Dividend Income***
American SportWorks LLC:
Senior Secured Loan	$13,202,280	$200,994	$—	$—	$13,403,274	$—	$1,233,833	$—
Common Stock	406,689	—	—	(12,540)	394,149	—	—	—
M&M Tradition Holdings Corp.:
Preferred Stock	9,415,180	—	(3,832,000)	(45,900)	5,537,280	112,783	—	737,050
Common Stock	5,000,000	—	—	310,000	5,310,000	—	—	—
Penton Media, Inc.
Senior Secured Loan	21,250,000	897,018	—	(3,557,018)	18,590,000	—	1,120,492	—
Prism Business Media Holdings LLC
Limited Liability Co. Interest	16,500,000	—	—	(2,960,000)	13,540,000	—	—	—
Less: Unearned Income	(361,467)	27,770	—	—	(333,697)	—	—	—

Totals	$65,412,682	$1,125,782	$(3,832,000)	$(6,265,458)	$56,441,006	$112,783	$2,354,325	$737,050

*	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

**	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

***	For the six months ended June 30, 2008.

The aggregate fair value of non-controlled, affiliated investments (net of unearned income) at June 30, 2008 represents 8.4% of net assets.

(j)	Principal amount is denominated in Canadian dollars.

(k)	Non-income producing equity securities at June 30, 2008.

(l)	The Company is the sole stockholder of BKC ASW Blocker, Inc., which is the beneficiary of 5% or more (but not more than 25%) of the voting securities of American SportWorks LLC.

(m)	The Company is the sole stockholder of BKC DVSH Blocker, Inc., which is the beneficiary of less than 5% of the voting securities of DynaVox Systems LLC.

(n)	The Company is the sole stockholder of BKC MTCH Blocker, Inc., which is the beneficiary of less than 5% of the voting securities of Marquette Transportation Company Holdings, LLC.

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments

December 31, 2007

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units		Cost(b)	Fair Value
Senior Secured Notes—6.2%
AGY Holding Corp., Second Lien, 11.00%, 11/15/14, acquired 10/20/06(c)	Glass Yarns/ Fibers	$15,000,000		$15,000,000	$14,550,000
TriMark Acquisition Corp., Second Lien, 11.50% (9.50% cash, 2.00% PIK), 11/30/13	Food Service Equipment	30,277,111		30,277,111	30,277,111	(d)

Total Senior Secured Notes				45,277,111	44,827,111

Unsecured Debt—24.8%
AMC Entertainment Holdings, Inc., 9.99% PIK (LIBOR + 5.00%/Q), 6/13/12	Entertainment	12,661,936		12,395,105	11,981,357
ASM Intermediate Holdings Corp. II, 12.00% PIK, 12/27/13	Marketing Services	45,152,493		45,152,493	42,669,106
BE Foods Investments, Inc., 10.50% PIK (LIBOR + 5.25%/Q), 7/11/12	Food	25,486,292		24,683,196	23,702,251
Big Dumpster Acquisition, Inc., 13.50% PIK, 7/5/15	Waste Management Equipment	32,756,167		32,756,167	32,756,167	(d)
Lucite International Luxembourg Finance S.àr.l., 13.64% PIK (EURIBOR + 9.00%/Q), 7/14/14(e)	Chemicals	10,978,044	(f)	13,666,704	14,987,131
Marquette Transportation Company Holdings, LLC, 14.75% PIK, 3/21/14	Transportation	39,500,000		39,500,000	39,500,000	(d)
Marsico Parent Holdco, LLC et al., 12.50% PIK, 7/15/16, acquired 11/28/07(c)	Finance	9,000,000		9,000,000	9,045,000
Marsico Parent Superholdco, LLC et al., 14.50% PIK, 1/15/18, acquired 11/28/07(c)	Finance	6,000,000		5,658,622	5,685,687

Total Unsecured Debt				182,812,287	180,326,699

Subordinated Debt—14.9%
A & A Manufacturing Co., Inc., 14.00% (12.00% cash, 2.00% PIK), 4/2/14	Protective Enclosures	18,777,852		18,777,852	18,777,852	(d)
Advanstar, Inc., 11.84% PIK (LIBOR + 7.00%/Q), 11/30/15	Printing/ Publishing	6,441,546		6,441,546	6,441,546
Al Solutions, Inc., 16.00% PIK, 12/29/13(g)	Metals	12,648,145		12,648,145	12,648,145	(d)
Conney Safety Products, LLC, 16.00%, 10/01/14	Safety Products	25,000,000		25,000,000	25,000,000	(d)
Mattress Giant Corporation, 13.25% (11.00% cash, 2.25% PIK), 8/1/12	Bedding —Retail	13,944,709		13,840,288	13,247,474
MediMedia USA, Inc., 11.38%, 11/15/14, acquired multiple dates(c)	Information Services	8,000,000		8,074,656	8,220,000
Sentry Security Systems, LLC, 15.00% (12.00% cash, 3.00% PIK), 8/7/12	Security Services	10,274,409		10,274,409	10,274,409	(d)

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2007

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units		Cost(b)	Fair Value
U.S. Security Holdings, Inc., 13.00% (11.00% cash, 2.00% PIK), 5/8/14, acquired 5/10/06(c)	Security Services	$7,000,000		$7,000,000	$6,650,000
Wastequip, Inc., 12.00% (10.00% cash, 2.00% PIK), 2/5/15	Waste Management Equipment	7,561,250		7,561,250	7,561,250	(d)

Total Subordinated Debt				109,618,146	108,820,676

Senior Secured Loans—97.9%(h)
Advanstar Communications Inc., Second Lien, 9.84% (LIBOR + 5.00%), 11/30/14	Printing/ Publishing	14,000,000		14,000,000	12,880,000
Alpha Media Group Inc., Second Lien, 12.33% (LIBOR + 7.50%), 2/11/15	Publishing	20,000,000		19,236,444	18,400,000
American Residential Services L.L.C., Second Lien, 12.00% (10.00% cash, 2.00% PIK), 4/17/15	HVAC/Plumbing Services	40,000,000		40,000,000	40,000,000	(d)
American Safety Razor Company, LLC, Second Lien, 11.69% (LIBOR + 6.25%), 1/30/14	Consumer Products	10,000,000		10,000,000	9,950,000
American SportWorks LLC, Second Lien, 18.00% (15.00% cash, 3.00% PIK), 6/27/14(i)	Utility Vehicles	13,202,280		13,202,280	13,202,280	(d)
AmQuip Crane Rental LLC, Second Lien, 10.63% (LIBOR + 5.75%), 6/29/14	Construction Equipment	22,000,000		22,000,000	21,340,000
Applied Tech Products Corp. et al., Tranche A, First Lien, 11.75% PIK (Base Rate + 4.50%), 10/24/10	Plastic Packaging	4,847,723		4,829,127	4,847,723	(d)
Applied Tech Products Corp. et al., Tranche B, Second Lien, 15.75% PIK (Base Rate + 8.50%), 4/24/11	Plastic Packaging	2,308,004		2,295,861	1,568,358	(d)
Applied Tech Products Corp. et al., Tranche C, Third Lien, 19.25% PIK (Base Rate + 12.00%), 10/24/11(j)	Plastic Packaging	916,240		851,534	—	(d)
Arclin US Holdings Inc., Second Lien, 11.40% (LIBOR + 6.50%), 7/10/15	Chemicals	14,500,000		14,500,000	14,500,000	(d)
Bankruptcy Management Solutions, Inc., Second Lien, 11.10% (LIBOR + 6.25%), 7/31/13	Software	24,687,500		24,687,500	20,367,188
The Bargain! Shop Holdings Inc., Term Loan B, First Lien, 11.81% (CBA + 7.00%), 7/1/12(e)	Discount Stores	19,739,508	(k)	18,414,992	19,800,510	(d)
Berlin Packaging L.L.C., Second Lien, 11.85% (LIBOR + 6.50%), 8/17/15	Rigid Packaging	24,000,000		23,312,346	23,040,000
Cannondale Bicycle Corporation, Second Lien, 10.85% (LIBOR + 6.00%), 6/5/10	Bicycles/Apparel	10,000,000		10,000,000	10,000,000	(d)
Champion Energy Corporation et al., First Lien, 12.50%, 5/22/11	Heating and Oil Services	34,000,000		34,000,000	34,000,000	(d)

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2007

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value
Custom Direct, Inc. et al., Second Lien, 10.84% (LIBOR + 6.00%), 12/31/14	Printing	$10,000,000	$10,000,000	$8,500,000
Deluxe Entertainment Services Group Inc., Second Lien, 10.83% (LIBOR + 6.00%), 11/11/13	Entertainment	12,000,000	12,000,000	10,800,000
DynaVox Systems LLC, Term Loan B, First Lien, 8.38% (LIBOR + 3.50%), 6/30/11	Augmentative Communication Products	3,351,322	3,333,809	3,351,322	(d)
DynaVox Systems LLC, Term Loan C, First Lien, 9.88% (LIBOR + 5.00%), 12/13/11	Augmentative Communication Products	1,750,000	1,740,579	1,750,000	(d)
Eight O’Clock Coffee Company et al., Second Lien, 11.38% (LIBOR + 6.50%), 7/31/13	Coffee Distributor	14,000,000	14,000,000	13,440,000
Electrical Components International Holdings Company, Second Lien, 11.37% (LIBOR + 6.50%), 5/1/14	Electronics	20,000,000	20,000,000	16,000,000
Event Rentals, Inc., Acquisition Loan, First Lien, 9.05% (LIBOR + 4.00%), 12/19/13	Party Rentals	15,000,000	15,000,000	14,925,000
Facet Technologies, LLC, Second Lien, 11.88% (LIBOR + 7.00%), 1/26/12	Medical Devices	27,000,000	27,000,000	27,000,000	(d)
Fairway Group Holdings Corp. et al., Term B Loan, First Lien, 9.96% (LIBOR + 5.00%), 1/18/13	Retail Grocery	1,485,000	1,481,877	1,485,000	(d)
Fairway Group Holdings Corp. et al., Term C Loan, Second Lien, 13.00% (12.00% cash, 1.00% PIK), 1/18/14	Retail Grocery	11,601,670	11,551,996	11,601,670	(d)
Fitness Together Franchise Corporation, First Lien, 11.40% (LIBOR + 6.25%), 7/14/12	Personal Fitness	13,150,000	13,099,256	13,099,256	(d)
Heartland Automotive Services II Inc. et al., Term Loan A, First Lien, 12.00% (Base Rate + 4.75%), 2/27/12(j)	Automobile Repair	3,558,311	3,555,669	3,415,978
Heartland Automotive Services II Inc. et al., Acquisition Loan, First Lien, 12.25%, (Base Rate + 5.00%), 2/27/12(j)	Automobile Repair	1,740,000	1,740,000	1,722,600
HIT Entertainment, Inc., Second Lien, 10.38% (LIBOR + 5.50%), 2/26/13	Entertainment	1,000,000	1,000,000	950,000
InterMedia Outdoor, Inc., Second Lien, 11.58% (LIBOR + 6.75%), 1/31/14	Printing/ Publishing	10,000,000	10,000,000	9,600,000
Isola USA Corp., First Lien, 9.58% (LIBOR + 4.75%), 12/18/12	Electronics	9,900,000	9,776,400	9,306,000
Isola USA Corp., Second Lien, 12.83% (LIBOR + 7.75%), 12/18/13	Electronics	25,000,000	25,000,000	23,500,000
Kaz, Inc. et al., M&E Loan, First Lien, 9.69% (LIBOR + 4.50%), 12/8/08	Consumer Products	3,000,000	3,000,000	3,000,000	(d)
Kaz, Inc. et al., First Lien, 16.00% (12.00% cash, 4.00% PIK), 12/8/11	Consumer Products	41,753,560	41,274,295	41,274,295	(d)

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2007

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value
LJVH Holdings Inc., Second Lien, 10.33% (LIBOR + 5.50%), 1/19/15(e)	Specialty Coffee	$25,000,000	$25,000,000	$23,000,000
MCCI Group Holdings, LLC, Second Lien, 12.71% (LIBOR + 7.25%), 6/21/13	Healthcare Services	29,000,000	28,938,983	29,000,000	(d)
Oriental Trading Company, Inc., Second Lien, 10.85% (LIBOR + 6.00%), 1/31/14	Party Supplies and Novelties	3,000,000	3,000,000	2,790,000
Penton Media, Inc. et al., Second Lien, 9.98% (LIBOR + 5.00%), 2/1/14(i)	Information Services	25,000,000	24,665,642	21,250,000
Physiotherapy Associates, Inc. et al., Second Lien, 11.41% (LIBOR + 6.50%), 12/31/13	Rehabilitation Centers	17,000,000	17,000,000	15,810,000
Precision Parts International Services Corp. et al., First Lien, 10.08% (LIBOR + 4.75% cash, 0.75% PIK), 9/30/11	Automotive Parts	4,853,442	4,853,442	4,368,097
Premier Yachts, Inc. et al., Term A, First Lien, 8.69% (LIBOR + 3.75%), 8/22/12	Entertainment Cruises	7,877,183	7,847,172	7,837,797
Premier Yachts, Inc. et al., Term B, First Lien, 11.94% (LIBOR + 7.00%), 8/22/13	Entertainment Cruises	1,921,233	1,914,184	1,911,626
Stolle Machinery Company, LLC, Second Lien, 11.38% (LIBOR + 6.50%), 9/29/13	Canning Machinery	8,500,000	8,500,000	8,245,000
Sunrise Medical LTC LLC et al., Second Lien, 11.35% (LIBOR + 6.50%), 12/28/13	Healthcare Equipment	14,400,000	14,400,000	14,040,000
Total Safety U.S. Inc., Second Lien, 11.33% (LIBOR + 6.50%), 12/8/13	Industrial Safety Equipment	9,000,000	9,000,000	8,730,000
United Subcontractors, Inc., Second Lien, 12.21% (LIBOR + 7.25%), 6/27/13	Building and Construction	10,000,000	10,000,000	7,850,000
Water Pik, Inc., Second Lien, 10.49% (LIBOR + 5.50%), 6/15/14	Consumer Products	30,000,000	30,000,000	29,400,000	(d)
WBS Group LLC et al., Second Lien, 11.35% (LIBOR + 6.25%), 6/7/13	Software	20,000,000	20,000,000	20,000,000	(d)
Wembley, Inc., Second Lien, 9.72% (LIBOR + 4.25%), 8/23/12	Gaming	1,000,000	1,000,000	910,000
Westward Dough Operating Company, LLC, Term Loan A, First Lien, 8.83% (LIBOR + 4.00%), 3/30/11	Restaurants	6,850,000	6,850,000	6,850,000	(d)
Westward Dough Operating Company, LLC, Term Loan B, First Lien, 11.83% (LIBOR + 7.00%), 3/30/11	Restaurants	8,334,656	8,334,656	8,334,656	(d)
York Tape & Label, Inc. et al., Second Lien, 12.25% (LIBOR + 7.25%), 9/30/13	Printing	45,197,368	44,767,550	44,293,421

Total Senior Secured Loans			741,955,594	713,237,777

Preferred Stock—1.7%
Facet Holdings Corp., Class A, 12.00% PIK	Medical Devices	900	900,000	318,420	(d)
Fitness Together Holdings, Inc., Series A, 8.00% PIK	Personal Fitness	187,500	187,500	187,500	(d)

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2007

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value
M & M Tradition Holdings Corp., Series A Convertible, 16.00% PIK(i)	Sheet Metal Fabrication	9,208	$9,208,000	$9,415,180	(d)
Tygem Holdings, Inc., 8.00% PIK(g)(j)	Metals	10,789,367	10,826,867	—	(d)
Tygem Holdings, Inc., Series B Convertible(g)(l)	Metals	45,567,701	12,225,535	2,613,900	(d)

Total Preferred Stock			33,347,902	12,535,000

Common Stock—1.7%(l)
BKC ASW Blocker, Inc.(i)(m)	Utility Vehicles	1,000	250,000	406,689	(d)
BKC MTCH Blocker, Inc.(n)	Transportation	1,000	5,000,000	5,100,000	(d)
Facet Holdings Corp.	Medical Devices	10,000	100,000	—	(d)
Fitness Together Holdings, Inc.	Personal Fitness	62,500	62,500	77,400	(d)
M & M Tradition Holdings Corp.(i)	Sheet Metal Fabrication	500,000	5,000,000	5,000,000	(d)
MGHC Holding Corporation	Bedding—Retail	205,000	2,050,000	1,700,000	(d)
Tygem Holdings, Inc.(g)	Metals	3,596,456	3,608,956	—	(d)

Total Common Stock			16,071,456	12,284,089

Limited Partnership/Limited Liability Company Interests—4.2%
ARS Investment Holdings, LLC(l)	HVAC/Plumbing Services	66,902	—	575,000	(d)
Big Dumpster Coinvestment, LLC(l)	Waste Management Equipment	—	5,333,333	3,200,000	(d)
Marsico Parent Superholdco, LLC, 16.75% PIK, acquired 11/28/07(c)	Finance	1,750	1,650,005	1,657,860
Prism Business Media Holdings LLC(i)(l)	Information Services	68	14,943,201	16,500,000	(d)
Sentry Common Investors, LLC(l)	Security Services	147,271	147,271	147,300	(d)
Sentry Security Systems Holdings, LLC, 8.00% PIK	Security Services	602,729	602,729	602,729	(d)
WBS Group Holdings, LLC, Class B, 16.00% PIK	Software	8,000	8,000,000	8,000,000	(d)

Total Limited Partnership/Limited Liability Company Interests			30,676,539	30,682,889

Equity Warrants/Options—0.2%(l)
ATEP Holdings, Inc., expire 10/24/15	Plastic Packaging	470	—	—	(d)
ATH Holdings, Inc., expire 10/24/15	Plastic Packaging	470	—	—	(d)
ATPP Holdings, Inc., expire 10/24/15	Plastic Packaging	470	90,112	—	(d)
ATPR Holdings, Inc., expire 10/24/15	Plastic Packaging	470	—	—	(d)
Fitness Together Holdings, Inc., expire 7/14/16	Personal Fitness	105,263	56,000	55,400	(d)
Kaz, Inc., expire 12/8/16	Consumer Products	49	512,000	477,065	(d)
Kaz, Inc., expire 12/8/16	Consumer Products	16	64,000	81,554	(d)
Kaz, Inc., expire 12/8/16	Consumer Products	16	24,000	44,333	(d)

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2007

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value
Kaz, Inc., expire 12/8/16	Consumer Products	16	$9,000	$25,378 (d)
Marsico Superholdco SPV, LLC, expire 12/14/19, acquired 11/28/07(c)	Finance	455	444,450	446,672

Total Equity Warrants/Options			1,199,562	1,130,402

TOTAL INVESTMENTS INCLUDING UNEARNED INCOME			1,160,958,597	1,103,844,643
UNEARNED INCOME—(0.8)%			(5,583,857)	(5,583,857)

TOTAL INVESTMENTS—150.8%			$1,155,374,740	1,098,260,786

OTHER ASSETS & LIABILITIES (NET)—(50.8)%				(370,068,917)

NET ASSETS—100.0%				$728,191,869

(a)	Unaudited.

(b)	Represents amortized cost for fixed income securities and unearned income, and cost for preferred and common stock, limited partnership/limited liability company interests and equity warrants/options.

(c)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. In the aggregate, these securities represent 6.4% of net assets at December 31, 2007.

(d)	Fair value of this investment determined by or under the direction of the Company’s Board of Directors (see Note 2). The aggregate fair value of these investments (net of unearned income) is $559,803,995, or 76.9% of net assets at December 31, 2007.

(e)	Non-U.S. company or principal place of business outside the U.S.

(f)	Principal amount is denominated in Euros.

(g)	“Controlled” investments under the Investment Company Act of 1940, whereby the Company owns more than 25% of the portfolio company’s outstanding voting securities, are as follows:

Controlled Investments	Fair Value at December 31, 2006	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)	Fair Value at December 31, 2007	Interest Income***
Al Solutions, Inc. Subordinated Debt	$22,000,000	$3,296,290	$(12,648,145)	$—	$12,648,145	$3,808,869
Tygem Holdings, Inc.: Preferred Stock	10,826,867	—	—	(10,826,867)	—	—
Preferred Stock Series B	—	12,225,535	—	(9,611,635)	2,613,900	—
Convertible
Common Stock	3,608,956	—	—	(3,608,956)	—	—
Less: Unearned Income	(998,763)	571,113	—	—	(427,650)	—

Totals	$35,437,060	$16,092,938	$(12,648,145)	$(24,047,458)	$14,834,395	$3,808,869

The accompanying notes are an integral part of these financial statements.

*	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

**	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

***	For the year ended December 31, 2007. There were no realized gains (losses) or dividend income from these securities during the year.

The aggregate fair value of controlled investments (net of unearned income) at December 31, 2007 represents 2.0% of net assets.

(h)	Approximately 80% of the senior secured loans to the Company’s portfolio companies bear interest at a floating rate that may be determined by reference to the London Interbank Offered Rate (LIBOR), Euro Interbank Offered Rate (EURIBOR), Canadian Bankers’ Acceptance Rate (CBA), or other base rate (commonly the Federal Funds Rate or the Prime Rate), at the borrower’s option. Additionally, the borrower under a senior secured loan generally has the option to select from interest reset periods of one, two, three or six months and may alter that selection at the end of any reset period. The stated interest rate represents the weighted average interest rate as of December 31, 2007 of all contracts within the specified loan facility. Current reset frequencies for floating rate instruments other than senior secured loans are indicated by Q (quarterly) or S (semiannually).

(i)	“Non-controlled, affiliated” investments under the Investment Company Act of 1940, whereby the Company owns 5% or more (but not more than 25%) of the portfolio company’s outstanding voting securities, are as follows:

Non-controlled, Affiliated Investments	Fair Value at December 31, 2006	Gross Additions (Cost)*	Net Unrealized Gain (Loss)	Fair Value at December 31, 2007	Interest/ Other Income**	Dividend Income**
American SportWorks LLC:
Senior Secured Loan	$—	$13,202,280	$—	$13,202,280	$1,248,969	$—
Common Stock	—	250,000	156,689	406,689	—	—
M&M Tradition Holdings Corp.:
Preferred Stock	—	9,208,000	207,180	9,415,180	300,000	1,191,434
Common Stock	—	5,000,000	—	5,000,000	—	—
Penton Media, Inc.
Senior Secured Loan	—	24,665,642	(3,415,642)	21,250,000	2,010,213	—
Prism Business Media Holdings LLC
Limited Liability Co. Interest	—	14,943,201	1,556,799	16,500,000	—	—
Less: Unearned Income	—	(361,467)	—	(361,467)	—	—

Totals	$—	$66,907,656	$(1,494,794)	$65,412,682	$3,559,182	$1,191,434

*	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

**	For the year ended December 31, 2007. There were no realized gains (losses) from these securities during the year.

The aggregate fair value of non-controlled, affiliated investments (net of unearned income) at December 31, 2007 represents 9.0% of net assets.

(j)	Non-accrual status (in default) at December 31, 2007 and therefore non-income producing.

(k)	Principal amount is denominated in Canadian dollars.

(l)	Non-income producing equity securities at December 31, 2007.

(m)	The Company is the sole stockholder of BKC ASW Blocker, Inc., which is the beneficiary of 5% or more (but not more than 25%) of the voting securities of American SportWorks LLC.

(n)	The Company is the sole stockholder of BKC MTCH Blocker, Inc., which is the beneficiary of less than 5% of the voting securities of Marquette Transportation Company Holdings, LLC.

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Notes to Financial Statements (Unaudited)

1. Organization

BlackRock Kelso Capital Corporation (the “Company”) was organized as a Delaware corporation on April 13, 2005 and was initially funded on July 25, 2005. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). In addition, for tax purposes the Company has qualified and has elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986 (the “Code”). The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments. The Company invests primarily in middle-market companies in the form of senior and junior secured and unsecured debt securities and loans, each of which may include an equity component, and by making direct preferred, common and other equity investments in such companies.

On July 25, 2005, the Company completed a private placement of 35,366,589 shares of its common stock at a price of $15.00 per share, receiving net proceeds of $529,333,799. On July 2, 2007, the Company completed an initial public offering through which it sold an additional 10,000,000 shares of its common stock at a price of $16.00 per share and listed its shares on The NASDAQ Global Select Market (collectively, the “Public Market Event”). Net proceeds from the Public Market Event of $150,110,500 reflected the payment of an underwriting discount of $8,400,000 and legal fees and other offering costs of $1,489,500.

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods, have been included. The results of operations for interim periods are not necessarily indicative of results to be expected for the full year.

Certain financial information that is normally included in annual financial statements, including certain financial statement footnotes, prepared in accordance with GAAP, is not required for interim reporting purposes and has been condensed or omitted herein. These financial statements should be read in conjunction with the Company’s financial statements and notes related thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, which was filed with the Securities and Exchange Commission (“SEC”) on March 17, 2008.

2. Significant accounting policies

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ and such differences could be material.

The significant accounting policies consistently followed by the Company are:

(a)

Investments for which market quotations are readily available are valued at such market quotations unless they are deemed not to represent fair value. The Company generally obtains market quotations from an independent pricing service or one or more broker-dealers or market makers. However, debt investments with remaining maturities within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Debt and equity securities for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued at fair value as determined in good faith by or under the direction of the Company’s

Board of Directors. Because the Company expects that there will not be a readily available market value for many of the investments in its portfolio, the Company expects to value many of its portfolio investments at fair value as determined in good faith by or under the direction of the Board of Directors using a consistently applied valuation process in accordance with a documented valuation policy that has been reviewed and approved by the Board of Directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that the Company may ultimately realize. In addition, changes in the market environment and other events may have differing impacts on the market quotations used to value some of our investments than on the fair values of our investments for which market quotations are not readily available. Market quotations may be deemed not to represent fair value in certain circumstances where BlackRock Kelso Capital Advisors LLC, the Company’s investment advisor (the “Advisor”), believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security cause current market quotations to not reflect the fair value of the security. Examples of these events could include cases in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “forced” sale by a distressed seller.

With respect to the Company’s investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value, the Board of Directors undertakes a multi-step valuation process each quarter, as described below:

(i)	The quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of the Advisor responsible for the portfolio investment;

(ii)	The investment professionals provide recent portfolio company financial statements and other reporting materials to independent valuation firms engaged by the Board of Directors, such firms conduct independent appraisals each quarter and their preliminary valuation conclusions are documented and discussed with senior management of the Advisor;

(iii)	The audit committee of the Board of Directors reviews the preliminary valuations of the independent valuation firms; and

(iv)	The Board of Directors discusses valuations and determines the fair value of each investment in the portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

With respect to the initial valuations of unquoted investments by the investment professionals of the Advisor, upon acquisition each unquoted investment generally is valued at cost until the end of the second calendar quarter following its acquisition date. As of that date, an independent valuation firm conducts the initial independent appraisal of the investment.

The types of factors that the Company may take into account in fair value pricing its investments include, as relevant, the enterprise value of the portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. Determination of fair values involves subjective judgments and estimates. Accordingly, these notes to the financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the financial statements.

(b)	Security transactions are accounted for on the trade date unless there are substantial conditions to the purchase.

(c)	Gains or losses on the sale of investments are calculated using the specific identification method.

(d)	Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective yield method. For loans and securities with contractual payment-in-kind (“PIK”) income, which represents contractual interest or dividends accrued and added to the principal balance and which generally becomes due at maturity, PIK income is not accrued if the portfolio company valuation indicates that the PIK income is not collectible. Origination, structuring, closing, commitment and other upfront fees and discounts and premiums on investments purchased are accreted/amortized over the life of the respective investment. Unamortized origination, structuring, closing, commitment and other upfront fees are recorded as unearned income. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, structuring, closing, commitment and other upfront fees are recorded as interest income. Expenses are recorded on an accrual basis.

(e)	The Company has qualified and elected and intends to continue to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Code, and, among other things, has made and intends to continue to make the requisite distributions to its stockholders which will relieve the Company from federal income and excise taxes. Therefore, no provision has been recorded for federal income or excise taxes. The Company, at its discretion, may carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on this income. The Company will accrue excise tax on estimated excess taxable income as required.

In order to qualify for favorable tax treatment as a RIC, the Company is required to distribute annually to its stockholders at least 90% of investment company taxable income, as defined by the Code. To avoid federal excise taxes, the Company must distribute annually at least 98% of its income (both ordinary income and net capital gains).

(f)	Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend is determined by the Board of Directors. Net realized capital gains, if any, generally are distributed at least annually, although the Company may decide to retain such capital gains for investment.

(g)	Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest generally is reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, are likely to remain current.

(h)	Recently Issued Accounting Pronouncements:

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. SFAS 157 requires companies to disclose the fair value of their financial instruments according to a fair value hierarchy (i.e., levels 1, 2, and 3, as defined). Additionally, companies are required to provide enhanced disclosure regarding instruments in the level 3 category (which have inputs to the valuation techniques that are unobservable and require significant management judgment), including a reconciliation of the beginning and ending balances separately for each major category of assets and liabilities. The Company adopted SFAS 157 on January 1, 2008. The adoption of SFAS 157 did not have a material impact on the Company’s financial statements.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), which is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The Company is currently evaluating the impact of adopting SFAS 161 on its financial statements. At this time, the impact on the Company’s financial statements has not been determined.

3. Agreements and related party transactions

The Company has entered into an Investment Management Agreement (the “Management Agreement”) with the Advisor, under which the Advisor, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Advisor receives a base management fee (the “Management Fee”) from the Company quarterly in arrears at an annual rate of 2.0% of the Company’s total assets, including any assets acquired with the proceeds of leverage.

The Advisor contractually agreed to waive its rights to receive one-half of the amount of the Management Fee the Advisor would otherwise be entitled to receive from the Company until the first date on which 90% of the assets of the Company were invested in portfolio companies in accordance with the Company’s investment objective or the first anniversary of the Closing, whichever was sooner (the “Ramp-Up Date”). The Ramp-Up Date occurred on July 25, 2006. Thereafter, the Advisor agreed to waive, until such time as the Company had completed the Public Market Event, one-quarter of the amount of the Management Fee the Advisor would otherwise be entitled to receive from the Company. All such fee waivers terminated upon completion of the Public Market Event.

For the three and six months ended June 30, 2008, the Advisor earned $5,583,589 and $11,150,449, respectively, in base management fees from the Company. For the three and six months ended June 30, 2007, the Advisor earned $3,400,913 and $6,170,719, respectively, in such fees, net of the waiver provision.

The Management Agreement provides that the Advisor or its affiliates may be entitled to an incentive management fee (the “Incentive Fee”) under certain circumstances. The determination of the Incentive Fee, as described in more detail below, will result in the Advisor or its affiliates receiving no Incentive Fee payments if returns to Company stockholders, as described in more detail below, do not meet an 8.0% annualized rate of return and will result in the Advisor or its affiliates receiving less than the full amount of the Incentive Fee percentage until returns to stockholders exceed an approximate 13.3% annualized rate of return. Annualized rate of return in this context is computed by reference to the Company’s net asset value and does not take into account changes in the market price of the Company’s common stock.

The Advisor will be entitled to receive the Incentive Fee if the Company’s performance exceeds a “hurdle rate” during different measurement periods: the pre-offering period; the transition period; trailing four quarters’ periods (which will apply only to the portion of the Incentive Fee based on income) and annual periods (which will apply only to the portion of the Incentive Fee based on capital gains).

•	The “pre-offering period” began on the Ramp-Up Date and ended on June 30, 2007.

•	The “transition period” began on July 1, 2007 and ended on June 30, 2008.

•

The initial “trailing four quarters’ periods” will end on September 30, 2008. In other words, the income portion of the Incentive Fee payable for the quarterly period ending on September 30, 2008 will be determined by reference to the four quarter period ending on September 30, 2008.

•	The term “annual period” means the period beginning on July 1 of each calendar year beginning in 2007 and ending on June 30 of the next calendar year.

The hurdle rate for each quarterly portion of a measurement period is 2.0% times the net asset value of the Company’s common stock at the beginning of the respective measurement period calculated after giving effect to any distributions that occurred during the measurement period times the number of calendar quarters in the measurement period. A portion of the Incentive Fee is based on the Company’s income and a portion is based on capital gains. Each portion of the Incentive Fee is described below.

Quarterly Incentive Fee Based on Income. For each of the first three measurement periods referred to above (the pre-offering period, the transition period and each trailing four quarters’ period), the Company will pay the Advisor an Incentive Fee based on the amount by which (A) aggregate distributions and amounts distributable out of taxable net income (excluding any capital gain and loss) during the period less the amount, if any, by which net unrealized capital depreciation exceeds net realized capital gains during the period exceeds (B) the hurdle rate for the period. The amount of the excess described in this paragraph for each period is referred to as the excess income amount.

The portion of the Incentive Fee based on income for each period will equal 50% of the period’s excess income amount, until the cumulative Incentive Fee payments for the period equals 20% of the period’s excess income amount distributed or distributable to stockholders. Thereafter, the portion of the Incentive Fee based on income for the period will equal an amount such that the cumulative Incentive Fee payments to the Advisor during the period based on income equals 20% of the period’s excess income amount.

Periodic Incentive Fee Based on Capital Gains. The portion of the Incentive Fee based on capital gains is calculated separately for each of two periods: the pre-offering period (on a quarterly basis) and after the pre-offering period (on an annual basis). For each period, the Company will pay the Advisor an Incentive Fee based on the amount by which (A) net realized capital gains, if any, to the extent they exceed unrealized capital depreciation, if any, occurring during the period exceeds (B) the amount, if any, by which the period’s hurdle rate exceeds the amount of income used in the determination of the Incentive Fee based on income for the period. The amount of the excess described in this paragraph is referred to as the excess gain amount.

The portion of the Incentive Fee based on capital gains for each period will equal 50% of the period’s excess gain amount, until such payments equal 20% of the period’s excess gain amount distributed or distributable to stockholders. Thereafter, the portion of the Incentive Fee based on capital gains for the period will equal an amount such that the portion of the Incentive Fee payments to the Advisor based on capital gains for the period will equal 20% of the period’s excess gain amount. The result of this formula is that, if the portion of the Incentive Fee based on income for the period exceeds the period’s hurdle, then the portion of the Incentive Fee based on capital gains will be capped at 20% of the excess gain amount.

In calculating whether the portion of the Incentive Fee based on capital gains is payable with respect to any period, the Company accounts for its assets on a security-by-security basis. In addition, the Company uses the “period-to-period” method pursuant to which the portion of the Incentive Fee based on capital gains for any period is based on realized capital gains for the period reduced by realized capital losses and unrealized capital depreciation for the period. Based on current interpretations of Section 205(b)(3) of the Investment Advisers Act of 1940 by the SEC and its staff, the calculation of unrealized depreciation for each portfolio security over a period is based on the fair value of the security at the end of the period compared to the fair value at the beginning of the period. Incentive Fees earned in any of the periods described above are not subject to modification or repayment based upon performance in a subsequent period.

For the three and six months ended June 30, 2008, the Advisor earned no Incentive Fees from the Company. Although the Company did not incur any Incentive Fees during the six months ended June 30, 2008 and during the last calendar quarter of 2007, it may incur such fees in the future relating to investment performance since September 30, 2007 measured on a trailing four quarters’ basis. For the three and six months ended June 30, 2007, the Advisor earned $5,831,674 and $9,524,323, respectively, in Incentive Fees.

The Management Agreement provides that the Company will reimburse the Advisor for costs and expenses incurred by the Advisor for office space rental, office equipment and utilities allocable to the performance by the Advisor of its duties under the Management Agreement, as well as any costs and expenses incurred by the Advisor relating to any non-investment advisory, administrative or operating services provided by the Advisor to the Company. For the three and six months ended June 30, 2008 the Company incurred $263,951 and $538,849, respectively, for costs and expenses reimbursable to the Advisor under the Management Agreement. For the three and six months ended June 30, 2007, the Company incurred $194,174 and $390,267, respectively, in such costs and expenses.

From time to time, the Advisor may pay amounts owed by the Company to third party providers of goods or services. The Company will subsequently reimburse the Advisor for such amounts paid on its behalf. Reimbursements to the Advisor for the three and six months ended June 30, 2008 were $405,673 and $806,831, respectively. Reimbursements to the Advisor for the three and six months ended June 30, 2007 were $408,072 and $717,325, respectively.

No person who is an officer, director or employee of the Advisor and who serves as a director of the Company receives any compensation from the Company for such services. Directors who are not affiliated with the Advisor receive compensation for their services and reimbursement of expenses incurred to attend meetings.

The Company also has entered into an administration agreement with BlackRock Financial Management, Inc. (the “Administrator”) under which the Administrator provides administrative services to the Company. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including rent and the Company’s allocable portion of the cost of certain of the Company’s officers and their respective staffs. The PNC Financial Services Group, Inc. (“PNC”) is a significant stockholder of the ultimate parent of the Administrator. For the three and six months ended June 30, 2008 the Company incurred $248,418 and $512,561, respectively, for administrative services expenses payable to the Administrator under the administration agreement. For the three and six months ended June 30, 2007, the Company incurred $213,681 and $388,681, respectively, in such expenses.

PNC Global Investment Servicing Inc. (“PGIS”), a subsidiary of PNC, provides administrative and accounting services to the Company pursuant to a Sub-Administration and Accounting Services Agreement. PFPC Trust Company, another subsidiary of PNC, provides custodian services to the Company pursuant to a Custodian Services Agreement. Also, PGIS provides transfer agency and compliance support services to the Company pursuant to a Transfer Agency Agreement and a Compliance Support Services Agreement, respectively. For the services provided to the Company by PGIS and its affiliates, PGIS is entitled to an annual fee of 0.02% of the Company’s average net assets plus reimbursement of reasonable expenses, and a base fee, payable monthly. PFPC Trust Company may charge the Company additional fees for cash overdraft balances or for sweeping excess cash balances.

For the three and six months ended June 30, 2008 the Company incurred $73,009 and $122,334, respectively, for administrative, accounting, custodian and transfer agency services fees payable to PGIS and its affiliates under the related agreements. For the three and six months ended June 30, 2007, the Company incurred $68,329 and $127,032, respectively, for such fees payable to PGIS and its affiliates.

In November 2007, the Company’s Board of Directors authorized the purchase by the Advisor from time to time in the open market of an indeterminate number of shares of the Company’s common stock, in the Advisor’s discretion, subject to compliance with the Company’s and the Advisor’s applicable policies and requirements of law. Pursuant to that authorization, during the six months ended June 30, 2008, the Advisor purchased 103,735 shares of the Company’s common stock in the open market for $1,228,448, excluding brokerage commissions.

In 2006, the Company’s Board of Directors authorized the issuance and sale from time to time of up to $2,500,000 in aggregate net asset value of shares of the Company’s common stock to certain existing and future officers and employees of the Advisor at a price equal to the greater of $15.00 per share or the Company’s most recently determined net asset value per share at the time of sale. Pursuant to this authorization, during the six months ended June 30, 2007, the Company issued and sold to certain officers and employees of the Advisor in private placements a total of 89,604 shares of common stock for aggregate proceeds of approximately $1,354,000.

In 2006, the Company’s Board of Directors authorized the issuance and sale from time to time of an indeterminate number of shares of the Company’s common stock to the Advisor at a price per share equal to the Company’s most recently determined net asset value per share at the time of sale, such shares to be used by the Advisor for employee compensation and other purposes. Pursuant to this authorization, during the six months ended June 30, 2007, the Company issued and sold to the Advisor in private placements 184,300 shares of common stock for aggregate proceeds of approximately $2,791,000.

At June 30, 2008 and December 31, 2007, the Advisor owned directly approximately 380,000 and 276,000 shares, respectively, of the Company’s common stock, representing 0.7% and 0.5% of the total shares outstanding. The Advisor’s allocable portion of shares of the Company’s common stock owned indirectly by an entity in which the Advisor holds a non-voting investment interest was approximately 1,342,000 and 854,000 shares at June 30, 2008 and December 31, 2007, respectively. The Advisor disclaims ownership of the shares held by such entity. Inclusive of its allocable portion of the shares held by such entity, the Advisor would be deemed to own approximately 3.2% and 2.1% of the Company’s total shares outstanding at June 30, 2008 and December 31, 2007, respectively. At June 30, 2008 and December 31, 2007, other entities affiliated with the Administrator and PGIS beneficially owned indirectly approximately 3,083,000 and 2,843,000 shares, respectively, of the Company’s common stock, representing approximately 5.6% and 5.4% of the total shares outstanding. At June 30, 2008 and December 31, 2007, an entity affiliated with the Administrator and PGIS owned 36.5% of the members’ interests of the Advisor.

In 2006, BlackRock, Inc. (“BlackRock”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”) completed a merger of Merrill Lynch’s investment management business, Merrill Lynch Investment Managers (“MLIM”), and BlackRock to create a new independent asset management company that operates under the BlackRock name. Pursuant to the underwriting agreement with respect to the Public Market Event, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a subsidiary of Merrill Lynch, served as an underwriter and a senior book-running manager, committing to purchase 2,000,000 shares of the Company’s common stock at a price of $16.00 per share. The terms and conditions applicable to MLPF&S under the underwriting agreement were identical to those of other entities serving in similar capacities. In accordance with such terms, MLPF&S received approximately $1,800,000 of the underwriting fee paid by the Company on July 2, 2007.

4. Earnings (loss) per share

The following information sets forth the computation of basic and diluted net increase (decrease) in net assets per share (earnings (loss) per share) resulting from operations for the three and six months ended June 30, 2008 and 2007.

	Three months ended June 30, 2008	Three months ended June 30, 2007	Six months ended June 30, 2008	Six months ended June 30, 2007
Numerator for basic and diluted net increase (decrease) in net assets per share	$11,859,334	$12,623,533	$(27,614,180)	$29,651,813
Denominator for basic and diluted weighted average shares	53,289,838	40,968,979	53,059,946	39,741,957
Basic/diluted net increase (decrease) in net assets per share resulting from operations	$0.22	$0.31	$(0.52)	$0.75

Diluted net increase (decrease) in net assets per share resulting from operations equals basic net increase (decrease) in net assets per share resulting from operations for the period because there were no common stock equivalents outstanding during the above periods.

5. Investments

Purchases of long-term investments for the three months ended June 30, 2008 and 2007 totaled $80,042,350 and $297,210,707, respectively, and for the six months ended June 30, 2008 and 2007 totaled $174,601,047 and $511,089,886, respectively. Sales/repayments of long-term investments for the three months ended June 30, 2008 and 2007 totaled $23,497,861 and $166,539,550, respectively, and for six months ended June 30, 2008 and 2007 totaled $51,483,558 and $183,081,131, respectively.

At June 30, 2008, investments consisted of the following:

	Cost	Fair Value
Senior secured notes	$53,633,217	$52,491,950
Unsecured debt	197,683,985	186,962,488
Subordinated debt	182,662,074	176,903,290
Senior secured loans:
First lien	177,130,950	174,719,593
Second/other priority lien	593,811,356	520,697,836

Total senior secured loans	770,942,306	695,417,429

Preferred stock	32,015,902	5,724,780
Common stock	17,071,456	11,186,149
Limited partnership/limited liability company interests	31,176,538	25,816,629
Equity warrants/options	1,199,562	1,289,845

Total investments including unearned income	1,286,385,040	1,155,792,560
Unearned income	(6,583,468)	(6,583,468)

Total investments	$1,279,801,572	$1,149,209,092

At December 31, 2007, investments consisted of the following:

	Cost	Fair Value
Senior secured notes	$45,277,111	$44,827,111
Unsecured debt	182,812,287	180,326,699
Subordinated debt	109,618,146	108,820,676
Senior secured loans:
First lien	181,045,458	181,279,860
Second/other priority lien	560,910,136	531,957,917

Total senior secured loans	741,955,594	713,237,777

Preferred stock	33,347,902	12,535,000
Common stock	16,071,456	12,284,089
Limited partnership/limited liability company interests	30,676,539	30,682,889
Equity warrants/options	1,199,562	1,130,402

Total investments including unearned income	1,160,958,597	1,103,844,643
Unearned income	(5,583,857)	(5,583,857)

Total investments	$1,155,374,740	$1,098,260,786

The industry composition of the portfolio at fair value at June 30, 2008 and December 31, 2007 was as follows:

Industry	June 30, 2008	December 31, 2007
Printing, Publishing and Media	10.9%	12.5%
Other Services	10.4	10.9
Business Services	9.9	10.6
Consumer Products	9.1	10.4
Healthcare	7.4	6.1
Manufacturing	7.0	8.1
Electronics	6.0	4.9
Retail	5.6	4.8
Beverage, Food and Tobacco	5.2	6.8
Chemicals	4.9	4.0
Transportation	4.3	4.0
Distribution	3.9	2.3
Metals	3.8	1.4
Entertainment and Leisure	3.7	5.2
Utilities	2.9	3.1
Finance	2.7	1.5
Containers and Packaging	1.9	2.7
Building and Real Estate	0.4	0.7

Total	100.0%	100.0%

6. Foreign Currency Transactions

We may enter into forward foreign currency contracts from time to time to facilitate settlement of purchases and sales of investments denominated in foreign currencies or to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of our investments denominated in foreign currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Details of open forward foreign currency contracts at June 30, 2008 and at December 31, 2007, respectively, were as follows:

Foreign Currency	Settlement Date	Amount and Transaction	US$ Value at Settlement Date	US$ Value at June 30, 2008	Unrealized Appreciation/ (Depreciation)
Euro	July 23, 2008	11,400,000 Sold	$17,939,006	$17,917,592	$21,414
Canadian dollar	July 23, 2008	18,650,000 Sold	18,567,726	18,312,726	255,000
Canadian dollar	July 23, 2008	13,409,000 Sold	13,139,341	13,166,507	(27,166)

Total			$49,646,073	$49,396,825	$249,248

Foreign Currency	Settlement Date	Amount and Transaction	US$ Value at Settlement Date	US$ Value at December 31, 2007	Unrealized Appreciation/ (Depreciation)
Euro	January 23, 2008	11,000,000 Sold	$15,485,448	$16,058,413	$(572,965)
Canadian dollar	January 23, 2008	19,750,000 Sold	20,045,552	19,924,531	121,021

Total			$35,531,000	$35,982,944	$(451,944)

7. Credit agreement and borrowings

In accordance with the 1940 Act, with certain limited exceptions, the Company is only permitted to borrow such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. On December 28, 2007, the Company amended and restated its Senior Secured, Multi-Currency Credit Agreement (the “Credit Agreement”). Under the amended Credit Agreement, the lenders agreed to extend credit to the Company in an aggregate principal amount not to exceed $600 million outstanding, at any one time, consisting of $455 million in revolving loan commitments and $145 million in term loan commitments. Total revolving loan commitments reverted to $400 million on April 14, 2008. The Credit Agreement has a stated maturity date of December 6, 2010 and is secured by substantially all of the assets in the Company’s portfolio, including cash and cash equivalents. The term loans under the facility mature on the termination date of the Credit Agreement, have been fully drawn and, once repaid, may not be reborrowed. Subject to certain exceptions, the interest rate payable under the facility is LIBOR plus 87.5 basis points with respect to revolving loans and LIBOR plus 150 basis points with respect to term loans. The Credit Agreement also includes an “accordion” feature that allows the Company to increase the size of the credit facility under certain circumstances to a maximum of $1 billion with respect to the revolving loans and $395 million with respect to the term loans. The Credit Agreement is used to supplement the Company’s equity capital to make additional portfolio investments and for other general corporate purposes.

At June 30, 2008, the Company had $484,000,000 drawn on the credit facility, consisting of $339,000,000 under the revolving loan commitments and $145,000,000 under the term loan commitments. At December 31, 2007, the Company had $381,300,000 drawn on the credit facility, consisting of $236,300,000 under the revolving loan commitments and $145,000,000 under the term loan commitments. The weighted average annual interest cost for the three and six months ended June 30, 2008 was 3.82% and 4.39%, respectively, exclusive of 0.175% in commitment fees on undrawn amounts and of other prepaid expenses related to establishing the credit facility.

The average debt outstanding on the credit facility during the three and six months ended June 30, 2008 was $445,618,639 and $427,958,978, respectively. The maximum amount borrowed during the three and six months ended June 30, 2008 was $484,000,000 and during the three and six months ended June 30, 2007 was $430,803,995. The remaining amount available under the facility was $61,000,000 at June 30, 2008.

At June 30, 2008, the Company was in compliance with all financial and operational covenants required by the Credit Agreement.

8. Commitments and contingencies

At December 31, 2007, the Company had a commitment outstanding to make an equity investment of up to $2,500,000 in an existing portfolio company, which commitment was funded in January 2008. The Company had no such commitments outstanding at June 30, 2008.

In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has had no prior claims or payments pursuant to such agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

9. Fair value of financial instruments

The carrying values of the Company’s financial instruments approximate fair value. The carrying values of receivables, other assets, accounts payable and accrued expenses approximate fair value due to their short maturities. The carrying value of the Company’s credit facility payable approximates fair value because it bears interest at a variable rate, based on current market.

For cash and cash equivalents, foreign currency, investments and forward foreign currency transactions, effective January 1, 2008, the Company adopted SFAS 157. SFAS 157 defines fair value as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. SFAS 157 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

SFAS 157 establishes a hierarchy that classifies these inputs into the three broad levels listed below:

Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement

In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by its Board of Directors that is consistent with SFAS 157 (see Note 2). Consistent with this valuation policy, the Company evaluates the source of inputs, including any markets in which its investments are trading, in determining fair value.

The following table summarizes the fair values of the Company’s cash and cash equivalents, foreign currency, investments and forward foreign currency transactions based on the inputs used as of June 30, 2008 in determining such fair values:

Valuation Inputs	Cash and Cash Equivalents	Foreign Currency	Investments	Forward Foreign Currency Contracts
Level 1 - Price quotations	$4,731,097	$204,179	$—	$—
Level 2 - Significant other observable inputs	—	—	496,593,877	249,248
Level 3 - Significant unobservable inputs	—	—	652,615,215	—

Total Fair Value	$4,731,097	$204,179	$1,149,209,092	$249,248

The following are reconciliations for the three and six months ended June 30, 2008, respectively, of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Investments
Fair value at March 31, 2008	$578,789,707
Amortization of premium/discount - net	355,701
Net realized gain	130,971
Net change in unrealized appreciation or depreciation	(8,471,411)
Net purchases, sales or redemptions	48,690,350
Net transfers in or out of Level 3	33,119,897

Fair value at June 30, 2008	$652,615,215

Investments

Fair value at December 31, 2007	$559,803,995
Amortization of premium/discount - net	738,294
Net realized gain	163,334
Net change in unrealized appreciation or depreciation	(24,426,458)
Net purchases, sales or redemptions	63,670,678
Net transfers in or out of Level 3	52,665,372

Fair value at June 30, 2008	$652,615,215

All realized and unrealized gains and losses are included in earnings (changes in net assets) and are reported as separate line items within the Company’s statements of operations. Transfers in or out of Level 3 represents the value of any investment where a change in the pricing level occurred from the beginning to the end of the period. For the three and six months ended June 30, 2008, the net change in unrealized appreciation or depreciation on investments for which significant unobservable inputs (Level 3) were used in determining fair value that are still held by the Company as of June 30, 2008 was $(8,340,440) and $(24,263,124), respectively. At June 30, 2008 and December 31, 2007, the net unrealized depreciation on the investments that use Level 3 inputs was $49,734,183 and $25,307,726, respectively.

At June 30, 2008 and December 31, 2007, the aggregate fair value of the investments that use Level 3 inputs represented 97.1% and 76.9%, respectively, of net assets.

10. Financial highlights

The following per share data and ratios have been derived from information provided in the financial statements. The following is a schedule of financial highlights for a common share outstanding during the six months ended June 30, 2008 and 2007.

	Six months ended June 30, 2008	Six months ended June 30, 2007
Per Share Data:
Net asset value, beginning of period	$13.78	$14.93

Net investment income	0.88	0.79
Net realized and unrealized gain (loss)	(1.40)	(0.04)

Total from investment operations	(0.52)	0.75
Dividend distributions to stockholders from net investment income	(0.86)	(0.84)
Effect of anti-dilution (dilution)	(0.09)	0.23
Offering costs	—	(0.19)

Net decrease in net assets	(1.47)	(0.05)

Net asset value, end of period	$12.31	$14.88

Market price, end of period(1)	$9.46	$14.75

Total return based on market value(2)(3)	(32.67)%	—
Total return based on net asset value(2)(3)	(2.91)%	5.34%

	Six months ended June 30, 2008	Six months ended June 30, 2007
Ratios / Supplemental Data:
Ratio of operating expenses to average net assets(4)(5)	4.13%	5.76%
Ratio of credit facility related expenses to average net assets(4)	2.85%	3.04%

Ratio of total expenses to average net assets(4)(5)	6.98%	8.80%
Ratio of net investment income to average net assets(4)	13.47%	10.27%
Net assets, end of period	$672,186,111	$761,180,089
Average debt outstanding	$427,958,978	$274,741,110
Weighted average shares outstanding	53,059,946	39,741,957
Average debt per share(6)	$8.07	$6.91
Portfolio turnover(3)	5%	20%

(1)	The Company’s common stock commenced trading on The NASDAQ Global Select Market on June 27, 2007. There was no established public trading market for the stock prior to that date.

(2)	Total return was calculated based on the change in market value per share or net asset value per common share during the period, as indicated. Total return calculations take into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan and do not reflect brokerage commissions.

(3)	Not annualized.

(4)	Annualized.

(5)	For the six months ended June 30, 2008 and 2007, the ratio of operating expenses before management fee waiver to average net assets is 4.13% and 6.43%, respectively, and the ratio of total expenses before management fee waiver to average net assets is 6.98% and 9.47%, respectively.

(6)	Average debt per share is calculated as average debt outstanding divided by the weighted average shares outstanding during the period.

Prospectus

Part C

OTHER INFORMATION

Item 25.	Financial statements and exhibits

1.	Financial Statements

See the Index to Financial Statements on page F-1.

2.	Exhibits

(a)(1)	Certificate of Incorporation.(1)

(a)(2)	Certificate of Amendment to the Certificate of Incorporation.(2)

(b)	Amended and Restated By-Laws.(3)

(d)(1)	Form of Specimen Stock Certificate.(4)

(d)(2)	Form of Indenture.*

(d)(3)	Statement of Eligibility of Trustee on Form T-1.*

(d)(4)	Form of Subscription Certificate.*

(d)(5)	Form of Warrant Agreement.*

(e)	Amended and Restated Dividend Reinvestment Plan.(5)

(g)	Investment Management Agreement.(3)

(h)(1)	Form of Underwriting Agreement for Equity.*

(h)(2)	Form of Underwriting Agreement for Debt.*

(j)(1)	Custody Agreement.(6)

(j)(2)	Form of Foreign Custody Manager Agreement.(4)

(k)(1)	Form of Stock Transfer Agency Agreement.(6)

(k)(2)	Form of Administration Agreement.(6)

(k)(3)	Form of Sub-Administration and Accounting Services Agreement.(6)

(k)(4)	Amended and Restated Senior Secured Credit Agreement.(7)

(l)	Opinion and Consent of Counsel to the Company.**

(n)(1)	Consent of Independent Registered Public Accounting Firm.**

(n)(2)	Report of Independent Registered Public Accounting Firm on “Senior Securities” Table.*

(r)(1)	Code of Ethics of the Company.(6)

(r)(2)	Code of Ethics of the Advisor.(4)

*	Previously filed.
**	Filed herewith.

(1)	Incorporated by reference to our Form 10-12G/A as filed with the Securities and Exchange Commission on July 22, 2005.

(2)	Incorporated by reference to our Form 8-K as filed with the Securities and Exchange Commission on March 28, 2007.

(3)	Incorporated by reference to our Form 10-Q as filed with the Securities and Exchange Commission on August 8, 2008.

(4)	Incorporated by reference to the corresponding exhibit number to the Registrant’s pre-effective Amendment No. 2 to the Registration Statement on Form N-2, filed on June 14, 2007.

(5)	Incorporated by reference to our Form 8-K as filed with the Securities and Exchange Commission on March 11, 2008.

(6)	Incorporated by reference to our Form 10-K as filed with the Securities and Exchange Commission on March 29, 2006.

(7)	Incorporated by reference to our Form 8-K as filed with the Securities and Exchange Commission on January 2, 2008.

Item 26.	Marketing arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in a prospectus supplement related to that offering.

Item 27.	Other expenses of issuance and distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

SEC registration fee	$ 39,300

NASDAQ Global Select Market listing fee	20,000

Printing (other than certificates)	150,000

Engraving and printing certificates	60,000

Accounting fees and expenses	100,000

Legal fees and expenses	400,000

FINRA fee	75,500

Registrar, transfer agent and trustee’s fees	20,000

Miscellaneous fees and expenses	35,200

Total	$900,000

All of the expenses set forth above shall be borne by the Registrant.

Item 28.	Persons controlled by or under common control with the registrant

The following list sets forth each of the companies considered to be “controlled” by us as defined by the Investment Company Act of 1940.

% of Voting Securities owned
BKC ASW Blocker, Inc. (Delaware)	100%
BKC DVSH Blocker, Inc. (Delaware)	100%
BKC MTCH Blocker, Inc. (Delaware)	100%
Tygem Holdings, Inc. (Delaware)	59%

Item 29.	Number of holders of shares

As of September 30, 2008:

Title of Class	Number of Record Holders
Common Stock, $0.001 par value	404

Item 30.	Indemnification

The information contained under the heading “Description of Our Capital Stock” is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

We may agree to indemnify any underwriters or agents against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.

Item 31.	Business and other connections of investment advisor

A description of any other business, profession, vocation or employment of a substantial nature in which the Advisor, and each managing director, director or executive officer of the Advisor, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “The Advisor.” Additional information regarding the Advisor and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 000-51327), and is incorporated herein by reference.

Item 32.	Location of accounts and records

The Registrant’s accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Kelso Capital Advisors LLC, 40 East 52nd Street, New York, NY 10022 and at the offices of the

Registrant’s Custodian, Transfer Agent, Sub-Administrator and Accounting Agent, PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19153 and PNC Global Investment Servicing Inc., 301 Bellevue Parkway, Wilmington, DE 19809, respectively.

Item 33.	Management services

Not Applicable.

Item 34.	Undertakings

(1) The Registrant hereby undertakes to suspend the offering of the securities until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) The Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

(iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in the Registration Statement;

(b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933 [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933 [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933 [17 CFR 230.497];

(ii) the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 22nd day of October, 2008.

By:	/S/ JAMES R. MAHER
Name:	James R. Maher
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on the 22nd day of October, 2008.

Name	Title

/S/ JAMES R. MAHER James R. Maher	Chairman of the Board of Directors and Chief Executive Officer (Principal Executive Officer)

/S/ FRANK D. GORDON Frank D. Gordon	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

* Jerrold B. Harris	Director

* William E. Mayer	Director

* François de Saint Phalle	Director

* Maureen K. Usifer	Director

*	Signed by Frank D. Gordon on behalf of those identified pursuant to his designation as an attorney-in-fact signed by each on January 14, 2008.

INDEX TO EXHIBITS

(a)(1)	Certificate of Incorporation.(1)

(a)(2)	Certificate of Amendment to the Certificate of Incorporation.(2)

(b)	Amended and Restated By-Laws.(3)

(d)(1)	Form of Specimen Certificate.(4)

(d)(2)	Form of Indenture.*

(d)(3)	Statement of Eligibility of Trustee on Form T-1.*

(d)(4)	Form of Subscription Stock Certificate.*

(d)(5)	Form of Warrant Agreement.*

(e)	Amended and Restated Dividend Reinvestment Plan.(5)

(g)	Investment Management Agreement.(3)

(h)(1)	Form of Underwriting Agreement for Equity.*

(h)(2)	Form of Underwriting Agreement for Debt.*

(j)(1)	Custody Agreement.(6)

(j)(2)	Form of Foreign Custody Manager Agreement.(4)

(k)(1)	Form of Stock Transfer Agency Agreement.(6)

(k)(2)	Form of Administration Agreement.(6)

(k)(3)	Form of Sub-Administration and Accounting Services Agreement.(6)

(k)(4)	Amended and Restated Senior Secured Credit Agreement.(7)

(l)	Opinion and Consent of Counsel to the Company.**

(n)(1)	Consent of Independent Registered Public Accounting Firm.**

(n)(2)	Report of Independent Registered Public Accounting Firm on “Senior Securities” Table.*

(r)(1)	Code of Ethics of the Company.(6)

(r)(2)	Code of Ethics of the Advisor.(4)

*	Previously filed.

**	Filed herewith.

(1)	Incorporated by reference to our Form 10-12G/A as filed with the Securities and Exchange Commission on July 22, 2005.

(2)	Incorporated by reference to our Form 8-K as filed with the Securities and Exchange Commission on March 28, 2007.

(3)	Incorporated by reference to our Form 10-Q as filed with the Securities and Exchange Commission on August 8, 2008.

(4)	Incorporated by reference to the corresponding exhibit number to the Registrant’s pre-effective Amendment No. 2 to the Registration Statement on Form N-2, filed on June 14, 2007.

(5)	Incorporated by reference to our Form 8-K as filed with the Securities and Exchange Commission on March 11, 2008.

(6)	Incorporated by reference to our Form 10-K as filed with the Securities and Exchange Commission on March 29, 2006.

(7)	Incorporated by reference to our Form 8-K as filed with the Securities and Exchange Commission on January 2, 2008.